[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Exhibit 10.1

Merger Agreement
among
(1)Credorax Inc.,
(2)Shift4 Payments, LLC as the Parent,
(3)Shift4 (BVI) Limited as the Parent Sub,
(4)Krieg Merger Sub Limited as the Merger Sub,
(5)Persons listed on Appendix A as the Sellers
and
(6)Binyamin Nachman as the Shareholders’ Representative
Dated as of 1 March 2022

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

TABLE OF CONTENTS

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v

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Exhibits

Exhibit A	Voting Agreement;
Exhibit B	Articles of Merger;
Exhibit C

Basis of Presentation of Closing Total Indebtedness, Closing Net Cash, Closing Working Capital, Closing Consideration, Current Assets, Current Liabilities, Deferred Tax Assets, [***] (form of calculation) and accounting principles (including illustrative example);

Exhibit D	Plan of Merger;
Exhibit E	Representations and Warranties Insurance Policy;
Exhibit F	Illustrative Example of Merger Consideration Adjustment;
Exhibit G	Letter of Transmittal;
Exhibit H	Company Schedule of Exceptions;
Exhibit I	Company Closing Certificate;
Exhibits J1 & J2	Company Corporate Approvals (Board of Directors and Shareholders);
Exhibit K	Estimated Closing Statement (including illustrative example);
Exhibit L	Parent and Merger Sub Closing Certificate;
Exhibits M1A and M1B and M2A	Merger Sub Corporate Approvals (Board of Directors and Shareholder) and Parent Sub Corporate Approval (Board of Directors and Shareholder);
Exhibit N	Treatment of Company Warrant;
Exhibit O	Distribution Waterfall;
Exhibit P	Ordinary A Shares Preferred Amount Calculation;
Exhibit Q	Ordinary A Shares Approvals (Plan of Merger, Articles of Association);
Exhibit R	Value of Visa Shares (Guidelines for Calculation);
Exhibit S	[***]
Exhibit T	Form of self-declaration

Appendix

Appendix A    List of Sellers
Appendix B    Seller notice details
Appendix C    Shift4 Inc. Undertaking

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

MERGER AGREEMENT
This Merger Agreement (hereinafter called this “Agreement”) is made as of 1 March 2022 by and among (i) Credorax Inc., a company incorporated under the laws of the British Virgin Islands with company number 1384200 with its registered office located at Commerce House, Wickhams Cay 1, P.O. Box 3140, Road Town, Tortola, British Virgin Islands (d/b/a Finaro) (the “Company”), (ii) Shift4 Payments, LLC, a company incorporated under the laws of Delaware having its place of address at 2202 N. Irving Street, Allentown, PA 18109 and with company number 5504461 (“Parent”), (iii) Shift4 (BVI) Limited, a company incorporated under the laws of the British Virgin Islands with company number 2092181 with its registered office at Commerce House, Wickhams Cay 1, P.O. Box 3140, Road Town, Tortola, British Virgin Islands (“Parent Sub”), (iv) Krieg Merger Sub Limited, a company incorporated under the laws of the British Virgin Islands with company number 2092187 with its registered office located at Commerce House, Wickhams Cay 1, P.O. Box 3140, Road Town, Tortola, British Virgin Islands as a wholly owned Subsidiary of Parent Sub (“Merger Sub”), (v) those persons listed in Appendix A (collectively, the “Sellers” and each individually, a “Seller”), and (vi) Binyamin Nachman, as the shareholders’ representative (the “Shareholders’ Representative”).
RECITALS
WHEREAS the Company, Parent, Parent Sub and Merger Sub intend to effect a merger of Merger Sub with and into the Company (the “Merger”), with the Company being the surviving company of the Merger, pursuant to and in accordance with this Agreement and the BVI Business Companies Act, 2004 (as amended) of the British Virgin Islands (the “BVI Act”);
WHEREAS, the board of directors of the Company (the “Company Board”) has approved this Agreement and the transactions contemplated by this Agreement, including the entry by the Company into the Merger, the Articles of Merger and Plan of Merger upon the terms and conditions set forth in this Agreement and in accordance with the BVI Act (collectively, the “Company Proposal”);
WHEREAS, the respective board of directors of the Parent, the Parent Sub and Merger Sub have each approved this Agreement and the transactions contemplated by this Agreement, including the entry by the Parent, Parent Sub and Merger Sub into the Merger, the Plan of Merger and Articles of Merger upon the terms and subject to the conditions set forth in this Agreement and in accordance with the BVI Act;
WHEREAS, concurrently with the execution and delivery of this Agreement, (i) certain shareholders whose names are set out in the Voting Agreement, representing not less than the Company Shareholders’ Required Majority, are entering into an agreement in substantially the form attached as Exhibit A to this Agreement, with Parent and Parent Sub pursuant to which they accept the Company Proposal and covenant to vote in favour of the Merger on Closing (the “Voting Agreement”); and (ii) Shift4 Payments Inc. has delivered a letter of undertaking in respect of the sale in the form appended hereto as Appendix C (the “Shift4 Inc. Undertaking”).

NOW, THEREFORE, in consideration of the representations, warranties, covenants and agreements set forth in herein, the parties hereto agree as follows:

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Article I

DEFINITIONS
Section 1.1Defined Terms. The following terms shall have the following meanings in this Agreement:
“102 Company Options” means Company Options granted under section 102(b)(2) of the ITO pursuant to the Equity Plan.
“102 Company Share Awards” means Company Share Awards granted under section 102(b)(2) of the ITO pursuant to the Equity Plan.
“102 Shares” means Ordinary Shares of the Company issued upon exercise of 102 Company Options or vesting of 102 Company Share Awards and held by the 102 Trustee.
“102 Trustee” means IBI Capital Compensation and Trusts (2004) Ltd., the trustee appointed by the Company under Section 102 of the ITO to serve as trustee for the Company’s Equity Plan.
“104H Tax Ruling” as defined in Section 7.8(d).
“3(i) Company Options” means Company Options granted under section 3(i) of the ITO pursuant to the Equity Plan.
“Acceleration Event” has the meaning set forth in Section 3.9(f).
“Adjusted Merger Consideration” has the meaning set forth in Section 3.6(a).
“Adjustment Escrow Amount” means [***];
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person. As used herein, the term “control” means: (a) the power to vote at least fifty percent (50%) of the voting power of a Person, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of such a Person, whether through ownership of voting securities, by contract or otherwise; provided that, the Ordinary A Holder or any portfolio company of, or any Person which has received an investment by, the Ordinary A Holder (or any of its Affiliates) shall not be deemed as an Affiliate of the Company for purposes of this Agreement.
“Aggregate Consideration” has the meaning given in Section 3.3.
“AML/CFT Laws” means any applicable Law or implementing procedures relating to anti-money laundering and countering the financing of terrorism.
“Anti-Corruption Laws” means any Law relating to anti-bribery or anti-corruption (governmental or commercial), including Laws that prohibit the corrupt payment, offer, promise, or authorisation of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any foreign Government Official, foreign government employee, person or commercial entity, to obtain a business advantage, or the offer, promise, or gift of, or the request for, agreement to receive or receipt of a financial or other advantage to induce or reward the improper performance of a relevant function or activity; such as, without

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limitation and to the extent applicable, the US Foreign and Corrupt Practices Act 1977 (as amended from time to time), the UK Bribery Act 2010 and all national and international Laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions.
“Articles of Association” means the Company’s amended and restated articles of association registered with the Registrar on 12 July 2018.
“Articles of Merger” means the articles of merger, substantially in the form set out in Exhibit B to this Agreement, to be approved and executed by the Company and Merger Sub and filed with the Registrar, in accordance with the terms of this Agreement and the BVI Act.
“Base Valuation” means US$200,000,000 plus the Closing Consideration Stock.
“Business Day” means any day other than a Saturday, Sunday or any other day on which banking institutions in City of New York, New York and the British Virgin Islands are open for general banking business.
“BVI Act” has the meaning attributed to it in the Recitals.
“[***]” means [***].
“[***]” has the meaning given to such term in Schedule 9.1(a).
“Closing” shall have the meaning given to such term in Section 2.2 of this Agreement.
“Closing Consideration Stock” means Class A shares of common stock of Shift4 Payments, Inc. in an aggregate amount of US$325,000,000 based on the volume weighted average price for the thirty trading day period immediately preceding the date of this Agreement, being US $ 50.4712.
“Closing Date” shall have the meaning given to such term in Section 2.2 of this Agreement.
“Closing Document” means any agreement, assignment, instrument, undertaking, resolution, share certificate, certificate or any other document delivered in relation to the Closing, including without limitation the Escrow Agreement, the Paying Agent Agreement, the form of the Optionholder Acknowledgment, and the Shareholder Representative Agreement, but excluding any employment or engagement agreement.
“Closing Indebtedness” means the aggregate amount of all Indebtedness of the Company and its Subsidiaries as of immediately prior, and without giving effect to, the Closing.
“Closing Indebtedness Payoff Amount” means any and all outstanding Indebtedness of the Group Companies as at 4 p.m. New York City time on the Business Day immediately prior to the Closing, an estimate of which as on the date of this Agreement is set forth in Exhibit C.
“Closing Net Cash” means (without duplication) an amount equal to (i) the consolidated cash and cash equivalents of the Company and its Subsidiaries, excluding settlement-related cash, determined in accordance with US GAAP, plus (ii) Fintex Bonds; plus

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(iii) loans to customers of the Company and its Subsidiaries, net; plus (iv) accrued interest receivable, and minus (v) accrued interest payable; minus (vi) deposits; in each case as at 4 p.m. New York City time on the Business Day immediately prior to the Closing and calculated in accordance with the line items as set forth in Exhibit C and consistent with the sample calculation of “Closing Net Cash” as of the date of this Agreement, set forth in Exhibit C for illustrative purposes only. For the purposes of the definition of Closing Net Cash, “Fintex Bonds” means the bonds issued by Fintex Capital S.A. as issuer under the subscription agreement dated 24 June 2020 as amended from time to time, with Credorax Bank Limited as the bondholder.
“Closing Working Capital” means an amount equal to (i) settlement-related cash relating to the Company and its Subsidiaries determined in accordance with US GAAP; plus (ii) settlement processing assets, net, determined in accordance with US GAAP; plus (iii) Scheme Collateral; plus (iv) Maltese Bonds; plus (v) other current and non-current assets of the Company and its Subsidiaries, minus (vi) settlement processing obligations, determined in accordance with US GAAP; minus (vii) accounts payable and accrued expenses measured as at 4 p.m., New York City time on the Business Day immediately prior to the Closing, provided that Working Capital shall exclude, without duplication, any and all assets or liabilities related to or included in the determination of Closing Net Cash or Closing Total Indebtedness, and calculated in accordance with the line items as set forth on Exhibit C and consistent with the sample calculation of “Closing Working Capital” as of this Agreement, set forth on Exhibit C for illustrative purposes only. For the purposes of the definition of Closing Working Capital, “Maltese Bonds” means bonds issued by the Government of Malta acquired by the Group Companies using merchant funds.
“Closing Total Indebtedness” means the amount equal to (without duplication): (i) the Closing Indebtedness, plus (ii) the Company Transaction Expenses, and calculated in accordance with the line items as set forth on Exhibit C and consistent with the sample calculation of “Closing Total Indebtedness” as of this Agreement, set forth on Exhibit C for illustrative purposes only.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Company Board” means as defined in the Recitals.
“Company Consultant” means any current individual consultant or independent contractor (who is not a Company Employee) of the Company or any of its Subsidiaries as of the date hereof.
“Company Employee” means any employee of the Company or any of its Subsidiaries as of the date hereof.
“Company IPR” has the meaning given to such term in Section 4.12(a).
“Company Options” means options to purchase Ordinary Shares granted under the Equity Plan that are outstanding as of immediately prior to the Effective Time.
“Company Resolution of Members” means (a) a resolution approved at a duly constituted meeting of the shareholders of the Company by a majority of the votes entitled to vote thereon (taking into account the votes of the Ordinary A Shares on an as-converted basis) and represented at the meeting (in person or by proxy) and voting thereon; or (b) a resolution consented to in writing by the majority of the members entitled to vote thereon (taking into

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account the votes of the Ordinary A Shares on an as-converted basis), in each case adopted in accordance with the Articles of Association.
“Company Schedule of Exceptions” has the meaning given to such term in the opening paragraph of Article IV.
“Company Shares” means the Ordinary A Shares and the Ordinary Shares.
“Company Share Award” means a restricted stock unit denominated in Ordinary Shares awarded under the Equity Plan that is outstanding as of immediately prior to the Effective Time.
“Company Shareholders’ Required Majority” means (a) an Ordinary A Approval; and (b) a Company Resolution of Members approving the Merger, the Plan of Merger, the Articles of Merger and the other transactions contemplated by this Agreement.
“Computer Systems” means computers, Software, hardware, firmware, servers, workstations, routers, hubs, switches, electronic data processing, data communication lines, telecommunications, networks, platforms and other information technology equipment, infrastructure and systems that are used or accessible to the Company or the Subsidiary to operate their respective business and to receive, store, process or transmit data.

“Company Transaction Expenses” means, without duplication, all third party cost and expenses incurred by the Company (including in connection with [***] to the extent actually incurred or became due prior to Closing) that remain unpaid as at immediately prior to Closing, in connection with the negotiation, preparation and execution of this Agreement and the other transaction documents, and the consummation of the Merger, and the transactions contemplated hereby and thereby, including out of pocket costs, fees and expenses and disbursements of financial advisors, attorneys, accountants and other advisors and service providers (including brokers) and 50% of the R&W Insurance Cost, provided that (i) the filing fees and costs payable in connection with the notifications, filings, registrations and submissions or other materials contemplated by Section 7.10 (other than any costs in connection with the applications, submissions and filings for the OFAC Condition which shall be included in the Company Transaction Expenses) will be borne by the Parent Group; and (ii) 50% of the R&W Insurance Cost, will be borne by the Parent Group.
“Company Warrant” means an ordinary share purchase warrant dated July 11, 2018 and issued by the Company to CR SPV IV LLC with the option to purchase 300,000 Ordinary Shares in accordance with the terms thereof.
“Contract” means any legally binding contract, agreement, undertaking, lease, license, or other binding obligation or legally enforceable commitment, undertaking, obligation, instrument or arrangement, but excluding any Employee Benefit Plan.
“Control” means, with respect to any specified Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative to the foregoing.
“Current Assets” means (without duplication): the trade receivables and notes receivable reflected on the financial statements of the Company (on a consolidated basis),

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together with the trade receivables and notes receivable, all as at 4 p.m., New York City time on the Business Day immediately prior to the Closing calculated in accordance with the line items as set forth on Exhibit C and consistent with the sample calculation of “Current Assets” as of the date of this Agreement, set forth in Exhibit C for illustrative purposes only.
“Current Liabilities” means (without duplication): all trade payables, commissions payable to partner and tax provisions and expressly excluding (i) the Closing Indebtedness and (ii) the Company Transaction Expenses, all as at 4 p.m., New York City time on the Business Day immediately prior to the Closing calculated in accordance with the line items as set forth on Exhibit C and consistent with the sample calculation of “Current Liabilities”, as of the date of this Agreement, set forth in Exhibit C for illustrative purposes only. For the avoidance of doubt, “Current Liabilities” shall not include any capital or equity items nor shall it include any Liability included within the calculation of Closing Total Indebtedness.
“Data Protection Requirements” means any and all applicable Laws and any and all contractual and other obligations that are binding upon the Company and its Subsidiaries, in each case concerning PI Data, e-mail communications or mobile communications, including, as may be applicable, the Laws or regulations implementing EU Council Directive 2002/58/EC (ePrivacy Directive), Regulation (EU) 2016/679 of the European Parliament and of the Council on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (General Data Protection Regulation or “GDPR”), and/or any corresponding, supplementary or equivalent national laws or regulations, once in force and applicable to the Group Companies, Laws relating to electronic and mobile communications, text messages, marketing or advertising materials, including anti-SPAM Laws, unsolicited advertising or communications Laws, and Laws regarding the “right to be forgotten,” the Federal Trade Commission Act, the Children’s Online Privacy Protection Act, the Payment Card Industry Data Security Standard, the Telephone Consumer Protection Act, breach notification laws, analogous state Laws, and other applicable Laws governing telephonic and mobile communication, recording of communications and consumer protection.
“Deferred Tax Assets” means any deferred Tax assets of the Group Companies measured as at 4 p.m., New York City time on the Business Day immediately prior to the Closing and all calculated in accordance with the line items as set forth in Exhibit C and consistent with the sample calculation of “Deferred Tax Assets” as of the date hereof, set forth on Exhibit C for illustrative purposes only.
“De Minimis Amount” has the meaning given to such term in Section 3.6(e).
“Dissenting Shares” means Ordinary Shares that are owned by Dissenting Shareholders immediately prior to Closing.
“Dissenting Shareholders” means shareholders of the Company who have validly dissented pursuant to and in accordance with Section 179 of the BVI Act.
“Distribution Waterfall” means distributions and/or payment to the holders of Company Shares (including any Ordinary Shares issued pursuant to an exercise of the Company Warrant in accordance with Exhibit N), Vested Company Options and Vested Company RSUs of the Aggregate Consideration (and any adjustments thereto) and of the Post-Closing Payments, all in the order and in the amounts set forth in Exhibit O attached hereto; provided that it is understood by the parties to this Agreement (i) that the distributions to shareholders must be made in accordance with the provisions of the Memorandum of Association (taking into account Section 3.16), (ii) all payments and distributions to holders of the Vested Company Options and Vested Company RSUs pursuant to this Agreement are to be made pursuant to contractual rights

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under the Equity Plans for such holders to receive the contractual payment as if Ordinary Shares had been issued in respect of the same, but less the aggregate exercise price applicable to such issuances) and for the avoidance of doubt, such contractual payment shall be made outside of the provisions of the Memorandum of Association; and (iii) the Exhibit O attached to this Agreement as of the date hereof is a form thereof that does not contain all of the detail required to be set forth in the Distribution Waterfall and that the final form of Distribution Waterfall delivered by the Company to Parent Sub along with the Closing Date Statement shall serve as the Distribution Waterfall for purposes of this Agreement. The Distribution Waterfall shall include the name, address and tax identification number (if known by the Company) of each such holder and the number of Company Shares or Company Options held by it respectively.
“Earn-Out Consideration” has the meaning as set out in Section 3.9.
“Earn-Out Milestone” [***].
“Earn-Out Milestone Event I” [***].
“Earn-Out Milestone Event II” [***].
“Earn-Out Milestone Event III” [***].
“Earn-Out Qualifying Date” means the date upon which the last of all Earn-Out Milestones was achieved.
“Effective Time” shall have the meaning set out in Section 2.3.
“Electing Holder” shall have the meaning set out in Section 7.8(d).
“Employee Benefit Plan” means any bonus, incentive profit share or other benefit or compensation plan, program, policy, practice, agreement, contract, arrangement or other obligation, whether or not in writing and whether or not funded, in each case, that is sponsored or maintained by, or required to be contributed to, or with respect to which any potential liability is borne by the Company or any of its Affiliates in each case with respect to the Company Employees.
“Equity Consideration Amount” means US$ 325,000,000.
“Equity Plan(s)” has the meaning given in Section 4.2(b).
“Escrow Account” means an account held by the Escrow Agent pursuant to the Escrow Agreement.
“Escrow Agent” means such third party as jointly appointed by the Shareholders’ Representative and the Parent Group to hold the Escrow Amount pending determination of the Adjusted Merger Consideration and the Closing Date Statement.
“Escrow Agreement” means the escrow agreement to be entered into between the Parent, Parent Sub, Merger Sub, the Company, the Shareholders’ Representative and the Escrow Agent in respect of the terms of deposit and release of the Adjustment Escrow Amount and the Indemnity Escrow Amount as specified in this Agreement.
“Estimated Closing Cash” has the meaning set forth in Section 3.5(a).

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“Estimated Closing Statement” has the meaning set forth in Section 3.5.
“Estimated Closing Total Indebtedness” has the meaning set forth in Section 3.5(a).
“Estimated Closing Working Capital” has the meaning set forth in Section 3.5(a).
“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.
“Excluded Damages” means any punitive, special or exemplary damages and any damages that are not probable and reasonably foreseeable.
“Expense Fund Amount” means an amount in cash equal to US$250,000.
“EU CI License” means the licence granted by the MFSA without objection by the European Central Bank to Credorax Bank Ltd pursuant to article 5 of the Banking Act, 1994 (Chapter 371 of the Laws of Malta) to transact the business of banking.
“FCA” means the UK Financial Conduct Authority and any successor body.
“Governmental Authority” means any (i) foreign or domestic, federal, state, county, municipality, city, town, village, district or local legislative, administrative or regulatory authority, court, tribunal, body or other governmental or quasi-governmental entity with competent jurisdiction, or (ii) any agency, division, bureau, department, or other political subdivision of any government, entity, or organisation described in (i) above.
“Government Official” means:
(i)    any official, officer, employee, or representative of, or any person acting in an official capacity for or on behalf of, any Governmental Authority or any supranational body including the United Nations;
(ii)    any political party or party official;
(iii)    a Politically Exposed Person (PEP) as defined by the Financial Action Task Force (FATF) or Groupe d’Action Financière sur le Blanchiment de Capitaux (GAFI); or
(iv)    any company, business, enterprise, or other entity owned in whole or controlled by any person described in the foregoing subparagraphs (i), (ii) or (iii).
“Group Companies” means the Company and its Subsidiaries.
“Indebtedness” means with respect to any Person on any date, without duplication: (a) all obligations of such Person for borrowed money (including drawn amounts under overdraft facilities but excluding any inter-company obligations for borrowed money among the Group Companies, any trade payables, accounts payable and any other Current Liabilities); (b) all obligations of such Person evidenced by notes, bonds, debentures, or other similar instruments; (c) all obligations of such Person in respect of which interest charges are customarily paid; (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding any current account payable in the ordinary course of business); (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any encumbrance or Lien on property

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owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed; (f) all guarantees by such Person of Indebtedness of others; (g) all capital lease obligations of such Person required in accordance with the US GAAP to be capitalized; (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guarantee (other than letters of credit and letters of guarantee issued in support of current accounts payable incurred in the ordinary course of business); (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; (j) all obligations under any derivatives, foreign exchange contract, currency swap agreement, foreign currency futures or options, exchange rate insurance or other similar agreement or combination thereof; (k) all current creditors with respect to corporate income taxes. Notwithstanding the foregoing, Indebtedness shall not include (i) any deferred revenues or obligations under cash deposits held back by any Group Companies’ banks to secure bank guarantees provided under any lease agreements; or (ii) payments under any Group Companies’ credit cards; or (iii) without duplication, any and all assets or liabilities related to or included in the determination of Closing Net Cash or Closing Working Capital.
“Indemnity Escrow Amount” means an amount equal to [***]taking into account the aggregate of the Specified Matter Allocation in respect of each of the Specified Matters) (including for the avoidance of doubt the Specified Tax Matters) as set forth in Schedule 9.1(a), provided that if the Specified Matter Survival Period with respect to the [***] and [***] (as specified at item (a) in Schedule 9.1(a)) expires prior to Closing, the Indemnity Escrow Amount will be reduced by the Specified Matter Allocation attributed thereto in item (a) in Schedule 9.1(a). For the avoidance of doubt, if the payment in respect of the [***] and [***] is discharged post-Closing, the Indemnity Escrow Amount will be reduced by the Specified Matter Allocation attributed thereto in item (a) in Schedule 9.1(a) and any portion of [***] which is deposited for the other Specified Matters and which is utilised towards the discharge of any payment in the [***], subject to the terms of Article IX.
“Independent Accountant” has the meaning given to such term in Section 3.6(c).
“Intellectual Property” means all intellectual property and proprietary rights (whether registered or unregistered) arising in any jurisdiction throughout the world, including: (i) trademarks, service marks, trade names, trade dress, and logos (collectively referred to as “Trademarks”), including all applications and registrations and the goodwill connected with the use of and symbolized by the foregoing; (ii) copyrights, including all applications and registrations related to the foregoing, and other copyrightable works; (iii) trade secrets, confidential information, technologies, inventions (whether patentable or not and whether reduced to practice or not), methods and processes, designs, formulae, techniques, know-how, discoveries, protocols, algorithms, compositions, industrial models, architectures, drawings, plans, specifications, methodologies, research and development data, technical data, customer lists, pricing and cost information, and business and marketing plans; (iv) patents and patent applications, patent disclosures, and rights in respect of utility models or industrial designs, together with all reissues, continuations, continuations-in-part, revisions, extensions, and reexaminations in connection therewith; (v) internet domain name registrations; (vi) Software (including source code and object code), data, databases, and documentation thereof; and (vii) other intellectual property and proprietary rights, interests and protections.
“Interim 104H Tax Ruling” shall mean an interim approval confirming, among other matters, that Parent Sub and anyone acting on its behalf shall be exempt from Israeli withholding Tax in relation to any consideration and/or any payment made with respect to an Electing Holder.

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“Israeli Participating Equity Holder” shall have the meaning set out in Section 3.13(c).
“Israeli Paying Agent” shall mean IBI Trusts or such other agent as agreed between the parties in writing.
“Israeli Paying Agent Undertaking” shall have the meaning set out in Section 3.13(c).
“Israeli Subsidiary” means Credorax Israel Ltd. a company incorporated under the laws of Israel and a wholly owned Subsidiary of the Company.
“ITA” means the Israel Tax Authority.
“ITO” means the Israeli Income Tax Ordinance [New Version] 1961 and any regulation promulgated thereunder.
“[***]” means any [***].
“Knowledge” means, (i) with respect to the Company, the actual knowledge of Igal Rotem, Moshe Selfin, Aviram Shemer, Nathan Shaked, Achiya Fried or Sharon Ekstein after having made due and careful enquiries of the relevant officers of the Company and its Subsidiaries (as applicable) and such knowledge that the above Persons are expected to have in their capacity as directors, shareholders and officers of the Company and its Subsidiaries (as applicable), (ii) with respect to each of the Subsidiaries, the actual knowledge of the Persons specified in (i) above and the applicable directors and key officers of such Subsidiary after having made due and careful enquiries of the relevant officers of the Subsidiary and the Company and such knowledge that the above Persons are expected to have in their capacity as directors, shareholders and officers of the Subsidiary and/or the Company, and (ii) with respect to Parent, the actual knowledge of any of any director or officer of the Parent, Parent Sub or Merger Sub after having made due and careful enquiries of the relevant officers of the Parent or Merger Sub, as applicable and such knowledge that the above Persons are expected to have in their capacity as directors of the Parent, Parent Sub or Merger Sub.
“Law” means any law, statute, ordinance, directive, rule or regulation, judgments, decrees, orders, instruments and other legislative measures or decisions having the force of law, treaties, conventions and other agreements between states, or between states and the European Union or other supranational bodies, binding court orders, any applicable industry code, policy or standard enforceable by law, any applicable direction, statement of practice, policy, rule or order that is set out by a Government Authority that is binding on a party, and all civil or other codes and all other laws of, or having effect in, any relevant jurisdiction from time to time.
“Liabilities” means any debt, liability or obligation, whether asserted or un-asserted, determined or determinable, absolute or contingent, accrued or un-accrued and whether due or to become due.
“Lien” means any charge, encumbrance, claim, collateral assignment, lien, license, option, pledge, security interest, mortgage, deed of trust, right of way, easement, encroachment, servitude, right of first offer or first refusal and any similar encumbrance or condition governing the use, voting (in the case of any equity interest), transfer, receipt of income or exercise of any other attribute of ownership of any kind or nature whatsoever affecting or attached to any asset.

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“Material Adverse Effect” means a material and adverse effect on the business, assets, financial condition or the results of operations of the Company and its Subsidiaries, whether individually or taken as a whole, or any change, effect, event or occurrence that prevents or materially impairs or materially delays the ability of the Company and its Subsidiaries to perform their respective obligations under this Agreement or to consummate the transactions contemplated thereby in a timely manner; provided, that any state of facts, condition, change, development, event or effect solely or primarily resulting from the following shall not be taken into account in determining whether there has been a Material Adverse Effect: (a) changes, effects, events, or occurrences in the credit, financial or capital markets or the economy in general, including changes in interest or exchange rates, provided that there is no disproportionate impact on the Company or its Subsidiaries relative to that of other companies engaged in business activities which are similar or comparable to the Group Companies; (b) changes, effects, events, or occurrences in general economic, regulatory, legislative or political conditions, provided that there is no disproportionate impact on the Company or its Subsidiaries relative to that of other companies engaged in business activities which are similar or comparable to the Group Companies; (c) the outbreak or escalation of military action or war (whether or not declared), hostilities or terrorist activities, or any escalation or worsening of the foregoing; (d) any change or prospective change in any Law or US GAAP or authoritative interpretation thereof (having the force of Law); (e) changes, effects, events, or occurrences in general in any of the industries or geographic areas in which the Group Companies or their business operates or is being conducted, including changes in business, schemes and regulations affecting credit cards, debit cards, or similar cards, provided that there is no disproportionate impact on the Company or its Subsidiaries relative to that of other companies engaged in business activities which are similar or comparable to the Group Companies; (f) actions taken by the Company and/or its Subsidiaries at the written request, and in compliance with such written request, of the Parent Group; (g) except as set forth in the provision below, the mere failure of the Company and/or any Subsidiaries to meet any projections, internal projections, or forecasts or estimates of earnings or revenues, budgets, predictions, plans, or milestones, but not the underlying cause of such failure; (h) the execution, delivery, announcement of this Agreement and the transactions contemplated hereby, including matters in connection with the application for obtaining the OFAC License and any conditions thereunder; (i) hurricane, flood, tornado, earthquake, pandemics (including all effects, consequences or governmental interventions arising from COVID-19) or natural disaster, or any other force majeure event, whether or not caused by any person, or (j) any national or international calamity or crisis.
“Memorandum of Association” means the Company’s memorandum of association as registered with the Registrar on 12 July 2018.
“Maximum Remaining Escrow Amount” means the lower of (i) [***]; and (ii) the amount remaining in the Indemnity Escrow Account after release of any amounts in accordance with the Escrow Agreement.
“MFSA” means the Malta Financial Services Authority.
“NYSE” means the New York Stock Exchange.
“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.
“OFAC License” means the specific license authorizations issued by OFAC (with no non-customary or material conditions, in the reasonable opinion of the Parent Group) to permit or authorise the transactions contemplated under this Agreement relating to: (i) repayment of the principal amount (and any interest due thereon) pursuant to the terms of the promissory

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

note issued by the Company to Israeli VC Partners, L.P. (“IVCP”) dated 15 November 2016 (as amended from time to time) (“Promissory Note”); (ii) payment of the consideration due to IVCP in its capacity as shareholder of the Company (whether in the form of cash and Class A common stock of Shift4 Payments, Inc. or otherwise) pursuant to the terms of this Agreement, it being expressly understood that a requirement to make payments into a blocked account shall not be deemed a non-customary or material condition to be opposed by Parent; and (iii) any other costs or payment obligations to be discharged by the Company to IVCP including pursuant to [***].
“Order” means any order, injunction (whether temporary, preliminary or permanent), judgment, decree, assessment, award or ruling enacted, promulgated, issued, entered, amended or enforced by any Governmental Authority of competent jurisdiction.
“Ordinary A Approval” means the affirmative written consent or vote of the holders of at least the majority of the Ordinary A Shares outstanding;
“Ordinary A Holder” means FTV IV, LP, a limited partnership existing under the laws of Delaware.
“Ordinary A Shares” means the Company’s series A Ordinary Shares, with a par value of $0.01 per share.
“Ordinary Course of Business” means the ordinary course of business of the Company and its Subsidiaries consistent with past practice and substantially as set out in the budget approved by the applicable board of directors.
“Ordinary Shares” means the Company’s Ordinary Shares, with a par value of $0.01 per share.
“Organizational Documents” means, with respect to any entity, as applicable, the certificate of formation, limited liability company agreement, certificate of incorporation, bylaws, memorandum, articles of association or similar organizational documents of such entity (including, for the avoidance of doubt, the equivalent documents relevant to the jurisdiction in which the entity is incorporated).
“Optionholder Acknowledgment” means a form to be signed by each holder of a Vested Company Option as a condition to receipt of the applicable portion of the Aggregate Consideration in the form to be agreed between the Company and Parent prior to Closing, and then attached as an Exhibit.
“Parachute Payment Waiver” means, with respect to any Person, a written agreement waiving such Person’s right to receive any “parachute payments” (within the meaning of Section 280G of the Code and the Department of Treasury regulations promulgated thereunder) solely to the extent required to avoid the imposition of a tax by virtue of the operation of Section 280G of the Code and to accept in substitution therefor the right to receive such payments only if approved by the shareholders of the Company in a manner that complies with Section 280G(b)(5)(B) of the Code and the regulations promulgated thereunder.
“Parent Equity Plan” means the plan of Shift4 Payments, Inc. which shall also include a sub-plan in accordance with the provisions of the ITO.
“Parent Group” means Parent, Parent Sub and Merger Sub and only in respect of the securities or Restricted Stock Units of Shift4 Payments, Inc. and any obligations in connection therewith, Shift4 Payments, Inc.

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“Parent Stock Price” means the average closing price of Shift4 Payments, Inc.’s Class A shares of common stock based on volume weighted average price for the thirty trading day period immediately preceding the date of achievement of the applicable Earn-Out Milestone provided that if the Earn-Out Milestone is achieved prior to Closing then the volume weighted average price will be based on the thirty trading day period immediately preceding the date of this Agreement.
“Participating Equity Holders” means (i) the holders of record of Ordinary Shares (excluding the Dissenting Shareholders, but assuming the conversion, immediately prior to the Effective Time, of the Ordinary A Shares into Ordinary Shares pursuant to clause 11(a)(iv) of the Memorandum of Association) and including any Ordinary Shares issued pursuant to the Company Warrant), and (ii) the beneficiaries of the Vested Company Options (who are participating pursuant to contractual rights under the Equity Plans rather than in their capacity as holders of Company Shares), in each case as of immediately prior to the Effective Time.
“Paying Agent” has the meaning given to such term in Section 3.12.
“Paying Agent Agreement” has the meaning given to such term in Section 3.12.
“Payor” has the meaning given to such term in Section 3.13(a).
“Pension Schemes” means the pension and defined benefit retirement benefit schemes sponsored, maintained, participated in or contributed to at any time by the Company and any of its Subsidiaries for the benefit of a Company Employee or Company Consultant.
“Permitted Liens” shall mean any of the following: (i) Lien for Taxes, assessments and governmental charges or levies either not yet delinquent or which are being contested in good faith by appropriate Proceedings and for which appropriate reserves have been established on the consolidated financial statements of the Company and its Subsidiaries in accordance with IFRS, as adjusted in the Ordinary Course of Business through the Effective Time; (ii) Liens incurred or deposits made in the Ordinary Course of Business in connection with workers’ compensation Laws, unemployment insurance or other types of social security pledges or deposits to secure obligations under similar legislation or to secure public or statutory obligations; (iii) minor defects of title, easements, rights-of-way, restrictions and other similar charges, claims or encumbrances not materially detracting from the value of any real or intellectual property interests or interfering with the ordinary conduct of the Business, (iv) Liens the existence of which are disclosed in the notes to the Financial Information; (v) statutory Liens in favor of lessors arising in connection with any Leased Property; and (vi) Liens described in the Company Schedule of Exceptions.
“Person” shall mean any natural person, firm, partnership, association, corporation, company, trust, business trust, organization, Governmental Authority or other legal entity.
“PI Data” means any information that alone or in combination with other information can be used to identify an individual person.
“Plan of Merger” means the plan of merger, substantially in the form set out in Exhibit D to this Agreement, to be approved and executed by the Company and Merger Sub and filed with the Registrar, in each case in accordance with the terms of this Agreement and the BVI Act.

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“Post-Closing Payments” means such payments made after Closing including the amount by which the Adjusted Merger Consideration exceeds the Estimated Closing Consideration, the Earn Out Consideration and any amounts released to the Paying Agent from the Escrow Account and the Expense Fund.
“Pre-Closing Taxes” means Taxes of the Company and its Subsidiaries with respect to a Pre-Closing Tax Period.
“Pre-Closing Tax Period” means any taxable period ending on or prior to the Closing and the portion of a Straddle Period falling prior to the Closing. In the case of a Straddle Period (i) the amount of any Taxes based on or measured by income, gains, payments (including withholding and value added tax) or receipts for the portion of such Straddle Period through the Closing will be determined based on an interim “closing of the books” basis by treating such period as two partial periods, one ending at the close of the Closing Date and the other beginning at the beginning of the day after the Closing Date except that exemptions, allowances, deductions or Taxes (such as depreciation deductions and property Taxes) shall be allocated on a daily basis; and (ii) the amount of any other Taxes of the Company and any of its Subsidiaries for a Straddle Period that relate to the portion of such Straddle Period through the end of the Closing will be deemed to be the total amount of such Taxes for the Straddle Period multiplied by a fraction, (A) the numerator of which is the number of days in the Straddle Period up to and including the Closing, and (B) the denominator of which is the total number of days in such Straddle Period.
“Pro Rata Share” means, with respect to each Seller, such amount as set out with respect to such Participating Equity Holder in the Distribution Waterfall.
“Proceeding” shall mean any action, suit, claim, hearing, complaint, litigation, investigation, audit, proceeding, arbitration or other similar dispute brought or conducted by or before any Governmental Authority.
“Public Software” means any Software that is licensed pursuant to: (i) any license that is, or is substantially similar to, a license now or in the future approved by the Open Source Initiative and listed at http://www.opensource.org/licenses, which licenses include all versions of the GNU General Public License (GPL), the GNU Lesser General Public License (LGPL), the GNU Affero GPL, the MIT license, the Eclipse Public License, the Common Public License, the CDDL, the Mozilla Public License (MPL), the Artistic License, the Netscape Public License, the Sun Community Source License (SCSL), and the Sun Industry Standards License (SISL), or (ii) any license under which Software or other materials are distributed or licensed as “free software,” “open source software” or under similar terms.
“Regulatory Approval Applications” means the applications containing the information and documents required by applicable Law and the relevant Governmental Authorities to be submitted by the Parent Group and/or any of its Affiliates as required in order to obtain the Regulatory Approvals.
“Regulatory Approvals” means the required approvals, authorizations and consents for the transaction contemplated by this Agreement (including the Merger) required by the Parent Group and/or its Affiliates that are either unconditional or are subject to conditions acceptable to the Parent Group from (i) the FCA in respect of each person that will become a controller (as that term is defined for the purposes of the UK Financial Services and Markets Act 2000) of Credorax Services UK Limited on account of it being an authorised payment institution; (ii) the European Central Bank and the MFSA in respect of each person that will acquire a qualifying shareholding in Credorax Bank Ltd in terms of the Banking Act (Chapter 371 of the Laws of Malta), the MFSA Banking Rule 13 on the Prudential Assessment of Acquisitions and

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Increase of Shareholdings in Credit Institutions authorised under the Banking Act 1994, the SSM Regulation, and the SSM Framework Regulation; and (iii) the Hong Kong Customs and Excise Department in respect of each person that will become an ultimate owner (as that term is defined for the purposes of the Hong Kong Anti-Money Laundering and Counter-Terrorist Financing Ordinance (Cap. 615)) of Credorax Hong Kong Limited on account of it being a licensed Money Service Operator.
“Regulatory Condition” has the meaning set forth in Section 8.1(b).
“Restricted Stock Units” means the restricted stock units of Shift4 Payments, Inc. which shall be issued and shall vest (and convert into Class A common stock of Shift4 Payments, Inc.) in accordance with a list (of recipients to be agreed between the parties acting reasonably) to be delivered by the Company to Parent prior to Closing aggregating to US$ 25,000,000 based on the volume weighted average price for the thirty day period immediately preceding the date of this Agreement being US $ 50.4712.
“R&W Insurance Cost” means the premium payable in respect of the R&W Insurance Policy and any associated or related expenses and costs incurred thereof (including any due diligence fee payable to the R&W Insurance Provider).
“R&W Insurance Limit Amount” means an amount equal to $US 55,000,000.
“R&W Insurance Policy” means the Representations and Warranties Insurance Policy issued by the R&W Insurance Provider for an amount of R&W Insurance Limit Amount, for the benefit of Parent Group as the named insured in the form attached hereto as Exhibit E.
“R&W Insurance Provider” means Euclid Transactional, LLC, as duly authorized agent of the insurers under the R&W Insurance Policy.
“Recapitalization Event” means an event where the issued and outstanding shares or securities exchangeable into or exercisable for shares, shall have been changed or reclassified into a different class or number of shares, including by way of reverse share split or stock split, share dividend, division, combination or distribution of shares, or other similar recapitalization.
“Registrar” means the Registrar of Corporate Affairs of the British Virgin Islands.
“Related Party Contract” means other than Contracts on arms’ length terms and approved by all non-interested members of the Company’s Board, any Contract between the (i) Company or any of its Subsidiaries and (ii) any officer, director, or any shareholder of the Company holding more than 10% of the Company’s issued share capital on an issued and as converted basis, or to the Knowledge of the Company, any family member or Affiliate of any such Person, on the other hand (in each case other than employment agreements, indemnification agreements and stock option agreements).
“Relevant Transfer” means as that term is defined under the Transfer of Undertakings (Protection of Employment) Regulations 2006 or similar local legislation applicable to the Company and its Subsidiaries;
“Sanctioned Countries” means any countries or territories that are the target of country-wide or territory-wide sanctions (which as of the date of this Agreement are the Crimea region of Ukraine, the so-called Donetsk People’s Republic, and the so-called Luhansk People’s Republic, Cuba, Iran, North Korea, and Syria);

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“Sanctioned Person” means any person, organisation or vessel:
(a)listed on, or 50% or more owned or controlled (as such terms, including any applicable ownership and control requirements, are defined and construed in the applicable Sanctions laws or in any related official guidance) by one or more person or entity listed on, a Sanctions List;
(b)a government of a Sanctioned Country;
(c)an agency or instrumentality of, or an entity directly or indirectly owned or controlled by, a government of a Sanctioned Country;
(d)resident in, located in, operating from, or incorporated under the laws of, a Sanctioned Country;
(e)otherwise a target of any Sanctions, or is acting on behalf of any of the persons listed in paragraphs (a) to (d) above, for the purpose of evading or avoiding, or having the intended effect of or intending to evade or avoid, or facilitating the evasion or avoidance of any Sanctions;
“Sanctions” means any international trade, economic or financial sanctions Laws, regulations, embargo, or similar restrictive measures administered, enacted or enforced by a Sanctions Authority;
“Sanctions Authority” means:
(a)    the United Nations;
(b)    the USA (including, without limitation, OFAC, the USA State Department, the USA Department of the Treasury, or the USA Department of Commerce);
(c)    the EU or any of its Member States;
(d)    the UK (including, without limitation, Her Majesty’s Treasury, the Office of Financial Sanctions Implementation, the Foreign and Commonwealth Office, the UK Department for Business, Innovation & Skills, or the Export Control Organisation);
(e)    the competent sanctions authorities of any jurisdiction in which any of the parties to this Agreement are incorporated or constituted and
(f)    the governments and official institutions or agencies of any of the foregoing;
“Sanctions Laws” means any economic or financial sanctions, trade embargos, administered, enacted or enforced by any Sanctions Authority;
“Sanctions List” means, without limitation, the Specially Designated Nationals and Blocked Persons List maintained by the OFAC, the Consolidated List of Asset Freeze Targets maintained by Her Majesty’s Treasury and the consolidated list of persons, groups and entities subject to EU financial sanctions maintained by the European Union External Action Service, or any similar list maintained by, or public announcement of a Sanctions Laws designation by, a Sanctions Authority, each as amended, supplemented or substituted from time to time;

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“Scheme Collateral” means the amount, in $, of the collateral held by (i) Visa with respect to the Visa Network, (ii) MasterCard with respect to the MasterCard Network, and (iii) UnionPay, all as set out in the most recent statements issued by such entities provided no later than 30 days prior to the Closing Date.
“Section 338(g) Elections” shall have the meaning set out in Section 7.8(f).
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Seller Fundamental Representations” means the representations set out in Section 5.1 (Power and Authorization) and Section 5.2 (Title).
“Shareholders’ Representative Objection Notice” has the meaning given to such term in Section 3.6(c).
“Software” means any and all (i) computer programs of any kind, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) data, databases and compilations, whether machine readable or otherwise, (iii) descriptions and other work product used to design, plan, and develop any of the foregoing, including user interfaces and development tools, and (iv) all documentation, including user manuals and other training documentation, related to any of the foregoing.
“Specified Matter” means the matters set out in Schedule 9.1(a) (including for the avoidance of doubt the Specified Tax Matters).
“Specified Matter Allocation” means for each Specified Matter, the amount set forth with respect thereto in Schedule 9.1(a), without prejudice to Section 9.1(d)(i).
“Specified Matter Survival Period” means for each Specified Matter, the period set forth with respect thereto in Schedule 9.1(a).
“Specified Tax Matter” means the matters set out in paragraphs (b) and (c) of Schedule 9.1(a).
“SSM Framework Regulation” means Regulation (EU) No 468/2014 of the European Central Bank of 16 April 2014 establishing the framework for cooperation within the Single Supervisory Mechanism between the European Central Bank and national competent authorities and with national designated authorities (ECB/2014/17).
“SSM Regulation” means Council Regulation (EU) No 1024/2013 of 15 October 2013 conferring specific tasks on the European Central Bank concerning policies relating to the prudential supervision of credit institutions.
“Straddle Period” means any Tax period that begins before the Closing and ends after the Closing.
“Subsidiary” means with respect to any Person or joint venture (for the purposes of this definition, the “parent”), any other Person (other than a natural Person), whether incorporated or unincorporated, of which (i) at least a majority of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other persons performing similar functions or (ii) at least a majority of the equity economic interest thereof is directly or indirectly owned or controlled by the parent or by one or more of its respective Subsidiaries.

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“Target Working Capital” means an amount equal to $25,100,000.
“Tax” (including, with correlative meaning, the term “Taxes”) means any and all taxes, charges, fees, levies, imposts, tariffs, fines imposed by or payable to any state, or foreign tax authority and federal, state, local and foreign income, profits, franchise, net income, gross receipts, environmental, customs duty, capital gain, occupation, severances, stamp, payroll, sales, employment, unemployment, National Insurance, social security, disability, use, property, withholding, excise, production, value added tax, import, export, occupancy, license, premium, registration, alternative or add-on minimum, transfer and other taxes, duties or assessments, of any nature whatsoever, together with all interest differentials, interest thereon, penalties, fines, linkage and additions imposed with respect to such amounts and any interest in respect of such penalties, fines, linkage and additions thereto, including any payments on account in respect of estimated taxes and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person.
“Tax Proceeding” means any Proceedings in connection with Tax matters.
“Tax Return” means all returns and reports (including elections, declarations, disclosures, schedules, estimates and information returns) relating to Taxes, estimates, claims for refund, information returns or other documents, including any schedule or attachment thereto, and including any amendment thereof, required to be filed or supplied to any Governmental Authority.
“Unvested Company Option” means any Company Option that is not a Vested Company Option.
“Unvested Company Share Award” means a Company Share Award that has not vested in accordance with its terms immediately prior to the Effective Time.
“US GAAP” means United States generally accepted accounting principles.
“US Subsidiary” means Credorax (USA) Inc.
“Valid Tax Certificate” means a valid certificate, approval or ruling or any other written instructions regarding Tax withholding, issued by the ITA specifically with respect to the Merger in customary form and substance reasonably satisfactory to the Israeli Paying Agent (the Parent Group having had the opportunity upon written request, to review the application to the ITA), stating that no withholding, or reduced withholding, of Israeli Tax is required with respect to payment under this Agreement or any Closing Document to an Israeli Participating Equity Holder or providing any other instructions regarding Tax withholding For the avoidance of doubt, a standard form “services and assets” withholding confirmation issued by the ITA pursuant to the Israeli Income Tax Regulations (Withholding from Payments for Services or Assets), 5737-1977 shall constitute a Valid Tax Certificate for the purposes hereof, solely with respect to Israeli Participating Equity Holders who are not founders of the Company, Employees, former Employees, or service providers.
“Vested Company Option” means any Company Option that, in accordance with the terms of the Equity Plan and the applicable grant agreement, including as a result of acceleration, will vest or be fully vested either prior to the Closing or as a result of the Merger.
“Vested Company RSU” means any Company Share Award that, in accordance with the terms of the Equity Plan and the applicable grant agreement, including as a result of acceleration, will vest or be fully vested either prior to the Closing or as a result of the Merger.

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

“Visa Shares” means the total number of preferred class shares of Visa Inc. held pursuant to the sale of Visa Europe Limited to Visa Inc closed on June 21, 2016.
“Willful Breach” means an action or failure to act by one of the parties hereto that constitutes a material breach of this Agreement, and such action was taken or such failure occurred with such party’s knowledge or intention that such action or failure to act would reasonably be expected to constitute a material breach of this Agreement, and such breach (i) resulted in, or contributed to, the failure of any of the conditions set forth in Article VIII to be satisfied or (ii) resulted in, or contributed to, the Closing not being consummated at the time the Closing would have been required to occur pursuant to Section 2.2.
Article II

THE MERGER
Section 1.1The Merger. Upon the terms and subject to the conditions set forth herein and in accordance with the applicable provisions of the BVI Act (including Sections 170 and 173 of the BVI Act), at the Effective Time, Merger Sub shall be merged with and into the Company and the separate corporate existence of the Merger Sub shall thereupon cease, and the Company shall be the surviving company of the Merger (sometimes hereinafter referred to as the “Surviving Corporation” in relation to the period after the Effective Time) and following the Merger, shall be a wholly owned Subsidiary of the Parent Sub.
Section 1.2Closing. Unless otherwise mutually agreed in writing between the Company and the Parent Group, the closing of the Merger (the “Closing”) shall take place remotely, via the electronic exchange of documents and signatures, by 12:00 p.m. British Virgin Islands’ time on the third Business Day (the “Closing Date”) following the day on which the last to be satisfied or waived of the conditions set forth in Article VIII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) shall be satisfied or waived in accordance with this Agreement.
Section 1.3Effective Time. On the Closing Date, the Company, the Parent Group and Merger Sub shall cause the Merger to be consummated by the Company and Merger Sub executing and filing the Articles of Merger and the Plan of Merger with the Registrar pursuant to Section 171 of the BVI Act and each shall make all other filings or recordings required under the BVI Act to consummate or otherwise in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger are duly registered by the Registrar (the “Effective Time”).
Section 1.4The Memorandum and Articles of Association of the Surviving Corporation. The Memorandum of Association as in effect at the Effective Time shall be the memorandum of association of the Surviving Corporation, until thereafter further amended in accordance with applicable Law, and the Articles of Association as in effect at the Effective Time shall be the articles of association of the Surviving Corporation, until thereafter amended in accordance with applicable Law.
Section 1.5Directors of the Surviving Corporation. The Company shall procure that, with effect from the Effective Time, (a) all the directors of the Company (other than those directors identified in a written notice sent to the Company by the Parent Group not later than two (2) Business Days prior to the Closing Date) shall resign (accompanied by a written resignation of the applicable directors in customary form); and (b) any Person nominated by the Parent Group in writing not later than two (2) Business Days prior to the Closing Date (accompanied by a written consent to act as a director in customary form) shall be appointed as

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directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal. The Company shall, subject to applicable Law and the Articles, take all actions reasonably requested by the Parent Group to give effect to this Section 2.5, including delivering to the Parent Group evidence reasonably satisfactory to the Parent Group of the resignation of any or all of the directors of the Company and the appointment by of such new directors as are nominated by the Parent Group.
Section 1.6Registered Agent. At least ten (10) Business Days prior to the Closing Date, the Company shall instruct in writing the registered agent of the Company to recognize the authority of the Parent Sub (as the sole shareholder) and any new board of directors appointed pursuant to Section 2.5 above to give instructions in relation to the Surviving Corporation with effect from the Effective Time. The Company undertakes to make necessary filings (including the filing to the Registrar) and take all steps required for implementation of the Merger in accordance with this Article II and the terms and conditions of this Agreement.
Article III

MERGER CONSIDERATION; EFFECT OF THE MERGER; CLOSING DELIVERABLES
Section 1.1Effect on Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the Company, the Parent Group or the holders of any shares or other securities of the Company or Merger Sub:
(a)Company Shares. Subject to Section 3.7, each Company Share issued and outstanding immediately prior to the Effective Time, other than any Dissenting Shares (to the extent provided in Section 3.7), will be converted into a right to receive from the Parent Group (without interest), (i) that portion of the Aggregate Consideration (as adjusted herein) to which such Company Share is entitled pursuant to the Distribution Waterfall; and (ii) that portion of Post-Closing Payments to which such Company Share is entitled pursuant to the Distribution Waterfall, in each case less applicable withholding Tax. All Company Shares that have been thus converted as provided in this Section will be automatically cancelled and will cease to exist and no longer be outstanding and the holders thereof will cease to be members of the Company (and shall not be members of the Surviving Corporation) and will cease to have any rights with respect to such Company Shares other than the right to receive their applicable portion of the Aggregate Consideration and the applicable portions, if any, of the Post-Closing Payments, each in accordance with the terms of this Article III. Any Equity Consideration Amount issued in consideration for 102 Shares shall be issued as a share award under the Parent Equity Plan pursuant to the provisions of Section 102(b)(2) and Section 102(b)(3) of the ITO and deposited with the 102 Trustee all in accordance with and subject to obtaining the 102 Israeli Tax Ruling or the Interim 102 Israeli Tax Ruling. The Parties agree that, for the purposes of ensuring the Plan of Merger and Articles of Merger are in customary form and as simple as possible for clearance by the Registrar, the parties will work in good faith and use all reasonable endeavours to ensure that the Plan of Merger filed at Closing contains a clear statement of exactly what portion of the Aggregate Consideration each Ordinary Share (including Ordinary A Shares which will be automatically converted into Ordinary Shares immediately prior to, and conditional upon, the Effective Time in accordance with the Memorandum of Association) shall be converted to at Closing (provided that the Plan of Merger shall also note each share shall be entitled to its applicable portion of any Post-Closing Payments). It is acknowledged that, as the holders of the Ordinary A Shares will receive a greater amount by converting Ordinary A Shares immediately prior to the Effective Time than they would pursuant to Clause 11(a)(ii) of the Memorandum of Association, then (without prejudice to any amounts payable pursuant to Clause 11(a)(i) of the Memorandum of Association, which shall be deemed to become due and payable immediately

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prior to conversion) the Ordinary A Shares shall be automatically converted into Ordinary Shares immediately prior to, and conditional upon, the Effective Time pursuant to Clause 11(a)(iv) of the Memorandum.
(b)Merger Sub Shares. At the Effective Time, each ordinary share with a par value of US$0.01 each of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into one validly issued, fully paid and non-assessable Ordinary Share and will constitute the only outstanding shares of the Surviving Corporation.
(c)Company Options.
(i)The Company has exercised and will exercise its powers under the Equity Plans so as to ensure Company Options are treated in the manner set out in this clause.
(ii)Immediately prior to the Effective Time, each outstanding Vested Company Option shall, automatically and without any action on the part of the holder thereof, be exchanged for the contractual right to receive from the Parent Group (without interest), (A) that portion of the Aggregate Consideration (as adjusted herein) to which such Vested Option is entitled pursuant to the Distribution Waterfall; and (B) that portion of Post-Closing Payments to which such Vested Option is entitled pursuant to the Distribution Waterfall, in each case less applicable withholding Tax and shall thereafter cease to represent an option to purchase Ordinary Shares or to have any other rights save for the right to receive the foregoing consideration. It is acknowledged that, in accordance with the terms of the Equity Plans, each holder of the Vested Company Options has a contractual right to receive a pro rata portion of the Aggregate Consideration and Post-Closing Payments as if the Vested Company Options had been exercised and Ordinary Shares had been issued, but in all cases less the aggregate exercise price that would have been payable in respect of such issuance. The Company’s contractual obligation to ensure the holders of Vested Company Options receive the consideration set-out above shall be satisfied upon payment of the consideration set-out in this Merger Agreement and the Distribution Waterfall. For the avoidance of doubt, any withholding Tax required with respect to the Company Options, other than 102 Company Options and/or 102 Shares, shall be discharged by the Parent retaining Shift4 Payments, Inc.’s Class A shares of common stock that would otherwise be distributed to such holder with a fair market value on the date of such distribution equal to the amount of withholding Tax required to be remitted with respect to such distribution of the Equity Consideration, and Parent agrees to remit the cash amount of any such withholding Taxes to the relevant Taxing authority. For the avoidance of doubt, the contractual right of the holders of Vested Company Options to receive payment in respect of the Vested Company Options shall be separate to any payment made pursuant to clause 11(a) of the Memorandum of Association. Any Equity Consideration Amount issued in consideration for 102 Company Options shall be issued as a share award under the Parent Equity Plan pursuant to the provisions of Section 102(b)(2) and Section 102(b)(3) of the ITO and deposited with the 102 Trustee all in accordance with and subject to obtaining the 102 Israeli Tax Ruling or the Interim 102 Israeli Tax Ruling. For the avoidance of doubt, the contractual right of the holders of 102 Company Options shall be separate to any payment made pursuant to clause 11(a) of the Memorandum of Association.
(iii)At the Effective Time, each outstanding Unvested Company Option shall automatically and without any action on the part of the holder thereof, be cancelled for no consideration and cease to represent an option.
(d)Treatment of Vested Company RSUs. At the Effective Time, each outstanding Vested Company RSU shall, automatically and without any action on the part of the holder thereof, be exchanged for the right to receive from the Parent Group (without interest),

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(A) that portion of the Aggregate Consideration (as adjusted herein) to which such cancelled Vested Company RSU is entitled pursuant to the Distribution Waterfall; and (B) and that portion of Post-Closing Payments to which such Vested Company RSU is entitled pursuant to the Distribution Waterfall, in each case less applicable withholding Tax and shall thereafter cease to represent an option to purchase Ordinary Shares or to have any other rights save for the right to receive the foregoing consideration. It is acknowledged that, pursuant to the exercise of the Company’s powers under the Equity Plans, the Company has a contractual obligation to ensure the holders of Company RSU’s receive the consideration set-out above, which obligation will be satisfied upon payment of the consideration in accordance with this Merger Agreement and the Distribution Waterfall. For the avoidance of doubt, any withholding Tax required with respect to the Company Share Awards, other than with respect to 102 Shares, shall be accomplished by the Parent retaining Shift4 Payments, Inc.’s Class A shares of common stock that would otherwise be distributed to such holder with a fair market value on the date of such distribution equal to the amount of withholding Tax required to be remitted with respect to such distribution of the Company Share Awards and Parent agrees to remit the cash amount of any such withholding Tax to the relevant Taxing authority. For the avoidance of doubt, the contractual right of the holders of Vested Company RSU’s to receive payment in respect of the Vested RSU’s shall be separate to any payment made pursuant to clause 11(a) of the Memorandum of Association. At the Effective Time, each outstanding Unvested Company Share Award shall automatically and without any action on the part of the holder thereof, be cancelled for no consideration and cease to represent an option.
(e)Treatment of Company Warrant. The parties hereto acknowledge and agree that the Company Warrant (A) may be exercised by the holder by way of cash payment of the exercise price; or (B) may be exercised by the holder by way of a cashless exercise; or (C) may expire and/or be redeemed for a specified redemption price (in each case on the terms and conditions set-out in the Company Warrant) and that, accordingly, the treatment of the Company Warrant pursuant to this Agreement shall depend on the outcome arising pursuant to its terms, in each case less applicable withholding Tax. The parties agree Exhibit N to this Agreement shall apply to the Company Warrant and its treatment pursuant to this Agreement.
(f)Register of Members.
(i)Immediately prior to the Effective Time, the register of members of the Surviving Corporation shall be updated to record the conversion of the Ordinary A Shares set out in Section 3.1(a), any issuances pursuant to the Company Warrant set out in Section 3.1(e) and the Company shall provide a copy of the register of members certified by the registered agent of the Company; and
(ii)At the Effective Time, the register of members of the Surviving Corporation shall be updated to record the conversions and cancellations set out in Section 3.1(a), Section 3.1(b) and Section 3.1(e) and the Company shall provide a copy of the register of members certified by the registered agent of the Company.
Section 1.2Consideration. The aggregate consideration payable by the Parent Group in respect of the Merger shall be the Aggregate Consideration plus any Earn-Out Consideration, as applicable.
Section 1.3Closing Consideration. The aggregate consideration payable by the Parent Group on Closing (the “Aggregate Consideration”) shall be:
(a)the Base Valuation; plus

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(b)the Deferred Tax Assets; plus
(c)the Closing Net Cash; less
(d)the Closing Total Indebtedness (if any, which shall expressly exclude any amounts deposited on account of the [***] and the [***] in the Indemnity Escrow Amount, however shall include loans or borrowings by the Group Companies to repay [***] and costs arising from the [***] on a full and final settlement basis to the extent such amounts were repaid prior to Closing, and only if and to the extent such amounts were reflected as a reduction in the Indemnity Escrow Amount and not deposited in the Escrow Account; plus
(e)an amount by which the Closing Working Capital exceeds the Target Working Capital or minus the amount by which the Closing Working Capital falls short of the Target Working Capital (as applicable).
The Parties agree that the Aggregate Consideration (excluding the Earn-Out Consideration) may exceed $ 200,000,000 in cash and Equity Consideration Amount subject to and in accordance with the terms of this Agreement. The Aggregate Consideration shall be allocated among the Participating Equity Holders in accordance with this Agreement and the Memorandum of Association (it being noted that holders of Vested Options and Company RSU's have a contractual right to receive consideration as if they received Ordinary Shares (less the exercise price and any withholdings) and are not entitled to any payment made pursuant to clause 11(a) of the Memorandum of Association), as adjusted in accordance with Section 3.5. Notwithstanding anything to the contrary, any deductions and additions to be made pursuant to sections (a) to (e) (inclusive), shall at all times be made without duplication.
Section 1.4Payments at Closing. The Estimated Closing Consideration shall be satisfied upon Closing, subject always to Section 3.15, by:
(a)the payment by the Parent Group of the following amounts by wire transfer of immediately available funds:
(i)an amount equal to (1) the Estimated Closing Consideration payable pursuant to Section 3.5, less (2) the Adjustment Escrow Amount, less (3) Indemnity Escrow Amount, less (4) the Closing Consideration Stock less (4) the Expense Fund Amount, to the Paying Agent for further distribution to the Participating Equity Holders or, with respect to the Israeli Participating Equity Holders, to the Israeli Paying Agent for further distribution to Israeli Participating Equity Holders, or, with respect to the distribution to beneficial holders of 102 Shares and 102 Company Options, to the 102 Trustee, or, with respect to the distribution to beneficial holders of 102 Shares and 102 Company Options, to the 102 Trustee, or with respect to the holders of Vested Company RSUs and Vested Company Options, to the Company or applicable Subsidiary for further payment and distribution to the holders of such Vested Company RSUs and Vested Company Options through the Company’s or applicable Subsidiary’s payroll system, all in accordance with the Distribution Waterfall and with respect to holders of Company Options, subject to the execution of an Optionholder Acknowledgment;
(ii)the Adjustment Escrow Amount to the Escrow Agent;

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(iii)the Indemnity Escrow Amount to the Escrow Agent; and
(iv)the Expense Fund Amount to the Shareholders Representative.
(b)the Parent Group procuring that, at Closing:
(i)the Closing Indebtedness Payoff Amount, is fully repaid on behalf of the Company to the applicable payees either directly or by depositing such amount (or any portion thereof) with the Escrow Agent for further distribution to said payees on or after Closing; and
(ii)subject to Section 3.4(c) below in respect of the Closing Consideration Stock payable to the Relevant Holders, it issues the Closing Consideration Stock to the Paying Agent or the Israeli Paying Agent, on behalf of the Participating Equity Holders and the Israeli Participating Equity Holders, respectively, in accordance with Section 3.10, provided, however, if Shift4 Payments, Inc. is no longer listed on the NYSE at Closing, the Shareholders’ Representative may demand payment in cash in lieu of the Closing Consideration Stock, in which case the Parent Group shall transfer the Equity Consideration Amount by wire transfer of immediately available funds to the Paying Agent for further distribution to the Participating Equity Holders in accordance with the Distribution Waterfall. Closing Consideration Stock issued in exchange for 102 Company Options and 102 Shares shall be issued to the 102 Trustee under the Parent's Equity Plan which was or will be filed for approval under the trustee capital gains route of Section 102 of the ITO following Closing, all subject to the 102 Israeli Tax Ruling or the Interim 102 Israeli Tax Ruling.
(c)the Parent Group procuring that following the Closing, that portion of Closing Consideration Stock payable to a Relevant Holder, be issued and delivered to each Relevant Holder at the following times:
(i)one third of such portion of the Closing Consideration Stock on the six month anniversary of the Closing Date;
(ii)one third of such portion of the Closing Consideration Stock on the nine month anniversary of the Closing Date; and
(iii)one third of such portion of the Closing Consideration Stock on the one year anniversary of the Closing Date.
Section 1.5Estimated Closing Statement. At least three (3) Business Days prior to the Closing Date, the Company shall deliver to the Parent Group a statement (the “Estimated Closing Statement”) setting forth the following items:
(a)its estimate of the Aggregate Consideration (the “Estimated Closing Consideration”);
(b)its estimate of the Closing Total Indebtedness (the “Estimated Closing Total Indebtedness”);

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(c)its estimate of the Closing Net Cash (the “Estimated Closing Cash”);
(d)its estimate of the Closing Working Capital (the “Estimated Closing Working Capital”);
(e)the Closing Indebtedness Payoff Amount;
(f)the aggregate amount of Company Transaction Expenses (including any Company Transaction Expenses that will become payable after the Effective Time with respect to services rendered or actions taken prior to the Effective Time), together with a breakdown thereof, and the wire transfer instructions, with respect to the Persons entitled to the payment of the Company Transaction Expenses;
(g)the names of all the Participating Equity Holders and their respective addresses;
(h)the number of Ordinary Shares subject to the Company Options and the Company Share Awards;
(i)the exercise price per share in effect for each Company Option;
(j)the vesting status and schedule of each Company Option;
(k)the exercise price per share in effect for the Company Warrant, it being noted that the Company Warrant may be exercised by way of cashless exercise or redeemed as set out in Exhibit N, all in accordance with the illustrative example set forth in Exhibit C, resulting therefrom, provided that for the purposes of calculating the Estimated Closing Consideration, the amount of the Deferred Tax Assets shall be assumed to be nil.
Section 1.6Post-Closing Adjustments.
(a)Following the Closing Date, but in any event no later than 120 days thereafter, the Company shall cause to be prepared and delivered to the Shareholders’ Representative (with a copy to the Parent Group) a statement (the “Closing Date Statement”) setting forth its estimate of:
(i)a determination of Closing Net Cash and the amount (if any) by which such determination of the Closing Net Cash is (A) greater than the Estimated Closing Cash; or (B) less than the Estimated Closing Cash;
(ii)a determination of the Closing Total Indebtedness and the amount (if any) by which such determination of the Closing Total Indebtedness is (A) greater than the Estimated Closing Total Indebtedness; or (B) less than the Estimated Closing Total Indebtedness;
(iii)a determination of the Closing Working Capital and the amount (if any) by which such determination of the Closing Working Capital is (A) greater than the Estimated Closing Working Capital; or (B) less than the Estimated Closing Working Capital;

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(iv)a determination of the Deferred Tax Assets;
(v)the calculation of the Aggregate Consideration resulting therefrom (the “Adjusted Merger Consideration”).
(b)The Parent Group shall cause the Company to make such information and personnel available to the Shareholders’ Representative as may be reasonably requested by the Shareholders’ Representative or its accountants and advisors to review the Closing Date Statement and, if requested by the Shareholders’ Representative, shall provide at reasonable times access to the Persons preparing the Closing Date Statement in order to discuss with them any questions and comments the Shareholders’ Representative may have with respect to such matters.
(c)In the event that the Shareholders’ Representative disputes the calculation of the Adjusted Merger Consideration set forth in the Closing Date Statement, the Shareholders’ Representative shall notify the Parent Group in writing (the “Shareholders’ Representative Objection Notice”) of the amount, nature and basis of such dispute, within forty five (45) days after receipt of the Closing Date Statement. In the event of such a dispute, (i) any undisputed amounts shall be considered finally determined and be paid pursuant to Section 3.5(e) or Section 3.5(f), as applicable, and (ii) with respect to any disputed amounts, the Parent Group and the Shareholders’ Representative shall first use good faith efforts to resolve such dispute among themselves, and if so resolved, the Closing Date Statement shall be modified as necessary to reflect such resolution and it shall be final and binding upon the parties. If the Parent Group and the Shareholders’ Representative are unable to resolve the dispute within twenty (20) days after delivery of the Shareholders’ Representative Objection Notice, then any remaining items in dispute shall be submitted, as the sole and exclusive method for resolving such disputes, to an independent internationally recognized accounting firm jointly chosen by the Parent Group and the Shareholders’ Representative, which in the absence of an agreement during such 30-day period shall be Deloitte, an independent internationally recognized accounting firm, or if such accounting firm is not able to so act or is conflicted, such other of the “Big Four” accounting firms upon which Parent Group and the Shareholders’ Representative shall mutually agree within seven (7) Business Days following the end of such 20-day period, or in the absence of such agreement within seven (7) Business Days of either party’s request following the end of such 20-day period, designated by the then the head of the Institute of Chartered Accountants in the United Kingdom upon the application of either party (the “Independent Accountant”). If such disagreement and the determination of the Adjusted Merger Consideration is submitted to the Independent Accountant for resolution, then (i) the Shareholders’ Representative and the Parent Group shall execute any agreement(s) reasonably required by the Independent Accountant to accept its engagement pursuant to this Section 3.5(c), (ii) the Parent Group, the Shareholders’ Representative and the Company shall promptly furnish or cause to be furnished to the Independent Accountant such work papers and other documents and information relating to the computation of the Adjusted Merger Consideration as the Independent Accountant may reasonably request and are available to the Parent Group, the Shareholders’ Representative and the Company (as applicable), (iii) the Shareholders’ Representative and the Parent Group shall be afforded the opportunity to present to such Independent Accountant, with a copy to the other parties, any other written material relating to the computation of the Adjusted Merger Consideration, (iv) the Independent Accountant shall review only those items that are in dispute, (v) the Independent Accountant shall not attribute a value to any single disputed amount greater than the greatest amount proposed by the Shareholders’ Representative and/or the Parent Group nor an amount less than the least amount proposed by the Shareholders’ Representative and/or the Parent Group, and (vi) the fees and expenses of the Independent Accountant shall be allocated between the Participating Equity Holders, on the one hand, and the Parent Group, on the other hand, in proportion to the portion of the aggregate amount in dispute that is finally

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resolved by the Independent Accountant in a manner adverse to such parties. For example, if the Parent Group’s position is that the adjustment owed is $300, the Shareholders’ Representative’s position is that the adjustment owed is $100 and the Independent Accountant’s finding that the adjustment owed is $250, then the Parent Group shall pay 25% ($300–$250 / $300–$100) of the Independent Accountant’s fees and expenses and the Participating Equity Holders shall pay 75% ($250–$100 / $300–$100) of the Independent Accountant’s fees and expenses. The written decision of the Independent Accountant shall be rendered within no more than thirty (30) days from the date that the matter is referred to the Independent Accountant and shall be final and binding on the parties hereto and, in the absence of fraud or manifest error, shall not be subject to dispute or review. Following any such dispute resolution (whether by mutual agreement of the Shareholders’ Representative and the Parent Group or by written decision of the Independent Accountant), the Adjusted Merger Consideration as determined in such dispute resolution shall be final and binding on the Participating Equity Holders and the Parent Group, and shall not be subject to dispute or further review. The Parent Group and the Shareholders’ Representative, on behalf of the Participating Equity Holders, will each bear their own costs in connection with disputes relating to the Closing Date Statement. Any payments by or to the Participating Equity Holders under this Section 3.5(c) shall be treated as an adjustment to the Adjusted Merger Consideration.
(d)Immediately upon the expiration of the forty five (45) day period for giving the Shareholders’ Representative Objection Notice, if no such notice is given, or upon notification by the Shareholders’ Representative to the Parent Group that no such notice will be given, the Parent Group calculations set forth in the Closing Date Statement shall be final and binding on the Participating Equity Holders and the Parent Group and shall not be subject to dispute or review.
(e)In the event that the Estimated Closing Consideration exceeds the Adjusted Merger Consideration (as set forth in the Closing Date Statement or as finally determined pursuant to Section 3.6(c), as the case may be) by more than $250,000 (the “De Minimis Amount”), then the Parent Group and the Shareholders’ Representative shall issue a joint written instruction to the Escrow Agent to release from the Adjustment Escrow Amount in the Escrow Account (i) to the Parent Group, an amount equal to the full amount by which the Closing Consideration exceeds the Adjusted Merger Consideration, and (ii) to the Paying Agent, the remainder of the Adjustment Escrow Amount, for further disbursement to the Participating Equity Holders in accordance with the Paying Agent Agreement. Such joint written instruction shall be given no later than two (2) Business Days after such final determination, and the Escrow Agent shall release such amount by wire transfer of immediately available funds to the applicable accounts within three (3) Business Days thereafter; and
For purposes of clarification, in the event that the Estimated Closing Consideration does not exceed the Adjusted Merger Consideration (as set forth in the Closing Date Statement or as finally determined pursuant to Section 3.5(c), as the case may be) by more than the De Minimis Amount, then no adjustments shall be made pursuant to this Section 3.5(e).

(f)In the event that the Adjusted Merger Consideration (as set forth in the Closing Date Statement or as finally determined pursuant to Section 3.5(c), as the case may be), exceeds the Estimated Closing Consideration by more than the De Minimis Amount, then (i) an amount equal to the full amount by which the Adjusted Merger Consideration exceeds the Estimated Closing Consideration shall be paid by the Parent Group to the Paying Agent no later than seven (7) Business Days after such final determination by wire transfer of immediately available funds to the Paying Agent for distribution to the Participating Equity Holders in accordance with the Paying Agent Agreement; and (ii) the Parent Group and the Shareholders’ Representative shall issue a joint written instruction to the Escrow Agent to release the entire

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Adjustment Escrow Amount to the Paying Agent, for further distribution to the Participating Equity Holders in accordance with the Paying Agent Agreement.
For purposes of clarification, in the event that the Adjusted Merger Consideration (as set forth in the Closing Date Statement or as finally determined pursuant to Section 3.5(c), as the case may be) does not exceed the Estimated Closing Consideration by more than the De Minimis Amount, then no adjustments shall be made pursuant to this Section 3.5(f).
(g)Illustrative Example. For purposes of illustration only, Exhibit C sets forth example calculations of the adjustments required to be made pursuant to Section 3.5(e) and Section 3.5(f).
(h)Visa Shares. Post-Closing and immediately upon release of any Visa Shares available for sale (and in any event within no later than 30 Business Days thereafter), the Parent Group undertakes to promptly sell such released portions of the Visa Shares and cause the Group Companies to pay the consideration actually received from the sale of the Visa Shares (as and when the sale of the Visa Shares is completed in accordance with the details set forth in Exhibit R) after making deductions for Tax payments by depositing the amounts to the Paying Agent and/or the Israeli Paying Agent for the purposes of distribution to the Participating Equity Holders, as full and final discharge of any amounts owed by the Group Companies to the Participating Equity Holders in connection with the Visa Shares. Payment of such consideration as aforesaid shall be within 30 Business Days of each applicable sale.
Section 1.7Dissenting Shares. At the Effective Time, to the maximum extent permitted by law, all Dissenting Shares shall automatically be cancelled and shall cease to exist or be outstanding, and each Dissenting Shareholder shall cease to be a member of the Company (and shall not be a member of the Surviving Corporation) and shall cease to have any rights thereto (including any right to receive such holder’s portion of the Aggregate Consideration pursuant to Section 3.1(a) and the Post-Closing Payments), subject to and except for such rights as are granted under Section 179 of the BVI Act including, for the avoidance of doubt, the right to receive the fair-value in respect of the Dissenting Shares.
Section 1.8Appraisal Rights; No Further Ownership Rights. No Person who has validly exercised their rights of dissent pursuant to Section 179 of the BVI Act shall be entitled to receive the Aggregate Consideration or any Post-Closing Payment unless and until the holder thereof shall have effectively withdrawn or lost such holder’s right to appraisal under Section 179 of the BVI Act, and any Dissenting Shareholder shall be entitled to receive only the payment provided by Section 179 of the BVI Act with respect to Ordinary Shares owned by such Dissenting Shareholder immediately prior to the Closing. If any Dissenting Shareholder shall have effectively withdrawn or lost the right to dissent with respect to any Ordinary Shares, such Ordinary Shares shall thereupon be treated as though such Ordinary Shares had been converted, as of the Effective Time, into the right to receive the applicable portion of the Aggregate Consideration and any Post-Closing Payments. The Company shall give the Parent Group (i) notice of any dissent, written demands for appraisal, withdrawals of such demands, and any other documents or instruments served pursuant to applicable Law received by the Company with regards to dissent and/or appraisal rights, and (ii) the opportunity to select an appraiser on behalf of the Company and to approve any and all matters relating to the appraisal as conducted by such appraiser with respect to the appraisal of fair value of the Dissenting Shares under Section 179 of the BVI Act. The Company shall not, except with the prior written consent of the Parent Group, settle any demand for appraisal rights.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Section 1.9Earn-Out.
(a)Earn-Out. As additional consideration for the Merger and upon achievement of each of the Earn-Out Milestones (regardless and independent as of whether any other Earn-Out Milestones were achieved at such time), the Parent Group shall pay to the Paying Agent for further distribution to the Participating Equity Holders or, with respect to the Israeli Participating Equity Holders, to the Israeli Paying Agent for further distribution to Israeli Participating Equity Holders, or, with respect to beneficial holders of 102 Shares and 102 Company Options, to the 102 Trustee, or with respect to holders of Vested Company Options and Vested Company RSUs, to the Company or applicable Subsidiary for further payment to such holders through Company’s or Subsidiary’s payroll system pursuant to the contractual right of holders of Vested Company Options and Vested Company RSU’s to receive payment, at such times and in accordance with the procedures set out below, an amount (the “Earn-Out Consideration”), equal to each such Participating Equity Holder's Pro Rata Share:
(i)[***] in Shift4 Payments, Inc. Class A common stock for achievement of the Earn-Out Milestone Event I;
(ii)[***] in Shift4 Payments, Inc. Class A common stock for achievement of the Earn-Out Milestone Event II; and
(iii)[***] in Shift4 Payments, Inc. Class A common stock for achievement of the Earn-Out Milestone Event III in each case determined in accordance with this Section 3.9 (taking into account the Parent Stock Price).
(b)Determination of Earn-Out Consideration. Following the achievement of any Earn-Out Milestone (and no later than within 5 Business Days thereof), the Company shall prepare and deliver to the Shareholders’ Representative (with a copy to the Parent Group) a written statement that said Earn-Out Milestone has been achieved (the “Earn-Out Achievement Notice”). The Earn-Out Achievement Notice shall include (i) confirmation or which Earn-Out Milestone was achieved and the date thereof; and (ii) confirmation by the General Counsel of the Parent that all of the Parent Groups’ representations and warranties as set out in Article VI are true and correct as of such date.
(c)Payment of Earn-Out Consideration. The Earn-Out Consideration (if any) shall be satisfied by way of issuance to the Paying Agent on behalf of the Participating Equity Holders, or, with respect to the Israeli Participating Equity Holders, issued to the Israeli Paying Agent on behalf thereof, such number of Shift4 Payments, Inc. Class A common stock in accordance with Section 3.10, equal to the applicable Pro Rata Share portion of the Earn-Out Consideration divided by the applicable Parent Stock Price, to be distributed to the Participating Equity Holders in accordance with the Distribution Waterfall and the provisions of this Agreement, provided that if (i) the Shift4 Payments, Inc. common stock is delisted from NYSE, for any reason; or (ii) an Acceleration Event has occurred, then, in each such case, and if so determined and requested by the Shareholder Representative in writing, the Earn-Out Consideration shall be paid in cash. To the extent that the Earn-Out Consideration is paid in cash, the payment shall be made to the Paying Agent on such Participating Equity Holders’ behalf, or, with respect to the Israeli Participating Equity Holders, issued to the Israeli Paying Agent on behalf thereof, and distributed in accordance with the Distribution Waterfall and the provisions of this Agreement.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(d)Timing of Payment. Any Earn-Out Consideration pursuant to this Section 3.9, shall be effected by the Parent Group no later than fifteen (15) Business Days following the occurrence of the relevant Earn-Out Milestone. For the avoidance of doubt, (i) failure by the Company to issue the Earn-Out Achievement Notice shall not exempt the Parent Group from any obligations pursuant to this Section herein; and (ii) if any of the Earn-Out Milestones are achieved prior to Closing, then the applicable portion of the Earn-Out Consideration shall only be paid by the Parent Group at Closing. For the avoidance of doubt, it is the intent of the parties that such payments will be made, if at all, in any event within the period required by Section 1.409A-3(i)(5)(iv)(A) for payments to holders of Vested Company RSUs and Vested Company Options. Notwithstanding anything to the contrary herein, with respect to the portion of any Earn-Out Consideration payable in Shift4 Payments, Inc. Class A common stock (and not in cash pursuant to Section 3.9(c)) is payable to a Relevant Holder, such Earn-Out Consideration shall be issued and delivered at the following times: (i) one third of such portion of the Earn-Out Consideration on the six month anniversary of the Closing Date; (ii) one third of such portion of the Closing Consideration Stock on the nine month anniversary of the Closing Date; and (iii) one third of such portion of the Closing Consideration Stock on the one year anniversary of the Closing Date.
(e)Tax Treatment. For Tax purposes, if the Earn-Out Consideration is paid to recipients other than the holders of Vested Company Options and Vested Company RSUs, it shall be treated as an adjustment to the Closing Consideration, unless a contrary treatment is required by Law. Distributions to holders of Vested Company Options and Vested Company RSUs, other than 102 Company Options and/or 102 Shares, shall be treated as compensation and subject to applicable payroll tax withholding (which the Parent agrees to pay by retaining shares of Shift4 Payments, Inc.’s Class A shares of common stock that would otherwise be distributed to such holders pursuant to this Section as Earn-Out Consideration, and Parent agrees to remit the cash amount of any such withholding Taxes to the relevant Taxing authority. The Earn-Out Consideration paid to holders of 102 Company Option and/or 102 Shares shall be issued as a share award under the Parent Equity Plan pursuant to the provisions of Section 102(b)(2) and Section 102(b)(3) of the ITO and deposited with the 102 Trustee all in accordance with and subject to obtaining the 102 Israeli Tax Ruling or the Interim 102 Israeli Tax Ruling.
(f)Earn-Out Covenants: The following provisions shall apply during the period from the Closing through achievement of all Earn-Out Milestones to ensure none of the following has a material adverse impact on the operations of the Group Companies and their ability to achieve any Earn-Out Milestones:
(i)Parent Group agrees that no later than 60 days from the date hereof it shall assist and enable the Company or an applicable Subsidiary thereof to enter into a commercial agreement with Starlink and VenueNext, and shall take reasonable efforts to cause the Company and its Subsidiaries to integrate their products;
(ii)Parent Group agrees to operate the Group Companies following the Closing in the ordinary course (in good faith) and with no intent to frustrate the ability of the Participating Equity Holders to receive Earn-Out Consideration. Without derogating from the generality of the foregoing, in the event that during the period from the Closing through Earn-Out Qualifying Date, Parent Group (or its Affiliates, as applicable) shall:
(A)sell the Company, the Group Companies’ business or any material part of the business of the Group Companies to any third party,
(B)shut down a material portion of the business of the Group Companies (as carried out on the Closing Date),

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(C)implement a significant change (including by way of terminating (other than for cause) or adversely amending engagement terms with key managerial personnel or significantly reducing working capital available), which is reasonably likely to have a material adverse effect on the Group Companies’ business and the ability to reach any of the Earn-Out Milestones,
(D)directly or indirectly, take any action, or cause or permit anything to be done, that is reasonably likely to cause or directly result in the termination or material breach of any agreements with Starlink and VenueNext European by the Company or its Subsidiary (which is a party to such agreements), or
(E)be subject to any event of or any proceeding under any bankruptcy or insolvency law or laws relating to the relief of debtors, including, without limitation, any voluntary or involuntary bankruptcy, insolvency, receivership or other similar legal proceeding or arrangement involving the Parent, Parent Sub or their respective controlling shareholder or a material portion of their respective direct and indirect assets;
then in any such case (each such event(s) to be referred to herein as an “Acceleration Event”) any amounts of the Earn-Out Consideration not yet paid shall be deemed earned and payable and shall be paid immediately upon the occurrence of such event. For the avoidance of doubt, the parties agree that termination of, amendment or modification to Material Contracts relating to certain merchant categories which are determined as high-risk by the Parent Group after Closing (not related to the Starlink or VenueNext European agreements) shall not in and of themselves be deemed to be an Acceleration Event.

(g)Any Earn-Out Consideration issued in consideration for 102 Shares and 102 Company Options shall be issued as a share award under the Parent Equity Plan pursuant to the provisions of Section 102(b)(2) and Section 102(b)(3) of the ITO and deposited with the 102 Trustee.
Section 1.10Equity Consideration.
(a) As soon as practicable after the issuance of Shift4 Payments, Inc. Class A common stock in satisfaction of any portion of the Aggregate Consideration and/or Earn-Out Consideration, but subject always to Section 3.15, the Parent Group shall take all reasonable steps to procure that each Participating Equity Holder receives a holding statement from Shift4 Payments, Inc.’s security registrar confirming that the name of such Participating Equity Holder has been entered onto Shift4 Payments, Inc.’s share register, as holding the portion of the applicable equity consideration allocated to such Participating Equity Holder. Shift4 Payments, Inc.’s securities issued in consideration for 102 Shares or 102 Company Options shall be issued to the 102 Trustee under the Parent Equity Plan which shall be filed for approval under the trustee capital gains route of Section 102 of the ITO, all subject to the 102 Israeli Tax Ruling or the Interim 102 Israeli Tax Ruling.
(b)On or before the issuance of Shift4 Payments, Inc.’s Class A common stock in satisfaction of any portion of the Aggregate Consideration and/or the Earn-Out Consideration, Parent Group shall execute and lodge, in respect of the applicable equity consideration, a supplemental listing application, in accordance with the applicable NYSE regulations. Parent Group shall have no obligation to register the Closing Consideration Stock under the Securities Act. Closing Consideration Stock and Earn-Out Consideration issued to the Participating Equity Holders shall be subject to lock-in for a period as follows: (i) six months from the Closing Date with respect to one third of the Closing Consideration Stock and Earn-Out Consideration (as applicable); (ii) nine months from the Closing Date with respect to one third of

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

the Closing Consideration Stock and Earn-Out Consideration (as applicable); and (iii) one year from the Closing Date with the remaining third of the Closing Consideration and Earn-Out Consideration (as applicable); provided, however, that the portion of the Closing Consideration Stock and the Earn-Out Consideration issued to each Relevant Holder that delivered a written notice to the Parent Group pursuant to Section 3.16, shall be expressly excluded from the restrictions set forth in each of the foregoing clauses (i)-(iii) above. For the avoidance of doubt, the lock-in period for the Earn-Out Consideration shall not exceed the periods set out hereinabove, even if such equity is issued after the Closing Date, and any issuance of the Earn-Out Consideration due after any of the periods set out in (i)-(iii) above, shall be deemed as fully vested and released at the times mentioned above.
(c)Parent Group shall take all required actions in order to file, promptly following each of the issuance dates of the Shift4 Payments, Inc.’s Class A common stock issued as Closing Consideration Stock and/or Earn-Out Consideration pursuant to this Agreement, all notices, reports and other documents required to be filed by the Parent Group with any applicable Governmental Authority with respect to the Shift4 Payments, Inc.’s Class A common stock issued to the Participating Equity Holders, and to submit promptly any additional information requested by the NYSE and any such Governmental Authority or by any applicable Laws and shall file all necessary applications in accordance with the Exchange Act and Securities Act for the listing thereon of the Shift4 Payments, Inc.’s Class A common stock in order to comply with its obligations under this Agreement in a timely manner.
(d)No fractional share of Shift4 Payments, Inc.’s Class A common stock shall be issued in connection with the Merger and the consideration due thereunder, and no certificates or scrip for any such fractional shares shall be issued. Any Participating Equity Holder who would otherwise be entitled to receive a fraction of a share of Shift4 Payments, Inc.’s Class A common stock (after aggregating all fractional shares of Shift4 Payments, Inc.’s Class A common stock issuable to such holder) shall, in lieu of such fraction of a share, be paid in cash the dollar amount (rounded to the nearest whole cent). Such cash to be paid in lieu of fractional shares shall be paid by the Parent Group at the Closing (with respect to what would otherwise be fractional Closing Consideration Stock) and, as applicable upon the effect of the Earn-Out Consideration (with respect to what would otherwise be fractional Earn-Out Consideration).
(e)Recapitalization. Notwithstanding anything to the contrary in this Agreement, if from the date of this Agreement to the Earn-Out Qualifying Date, a Recapitalization Event occurs with respect to the issued and outstanding Shift4 Payments, Inc.’s Class A common stock or any other shares or securities exchangeable into or exercisable for Shift4 Payments, Inc.’s Class A common stock, then Parent Stock Price and the price applicable for the price per share of the Closing Consideration Stock (for the purposes of calculation thereof) shall be proportionally and automatically adjusted, in such manner as agreed with the Shareholder Representative, to provide the same economic effect as contemplated by this Agreement prior to such Recapitalization Event.
(f)Parent undertakes to cause Shift4 Payments, Inc. to procure the issuance of the Shift4 Payments, Inc.’s Class A common stock subject to and in accordance with the terms of this Agreement.
Section 1.11Closing Deliverables
(a)Company Closing Deliverables. The Company shall deliver or cause to be delivered to the Parent Group each of the following documents and instruments, at or prior to the Closing:

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(i)director resignation letter in the agreed form from all directors of the Company (except those specified pursuant to Section 2.5) effective as of, and contingent upon, the Effective Time;
(ii)the termination of all existing powers of attorney issued by the Company , if any;
(iii)the Company Certificate, in the form attached hereto as Exhibit I, duly executed by the Chief Executive Officer of the Company;
(iv)the Escrow Agreement, in the form to be agreed by the Company and Parent prior to Closing, duly executed by the Company and Shareholders’ Representative;
(v)the Paying Agent and the Israeli Paying Agent Agreements, in the form to be agreed by the Company and Parent prior to Closing, duly executed by the Company;
(vi)a copy of the OFAC License, in a form reasonably satisfactory to the Parent Group;
(vii)resolutions of the Company Board, and Ordinary A Approval and a Company Resolution of Members approving the Plan of Merger and Articles of Merger;
(viii)the duly executed Plan of Merger, and the duly executed Articles of Merger;
(ix)the Estimated Closing Statement, in the form attached hereto as Exhibit K;
(x)the 104H Tax Ruling or Interim 104H Tax Ruling (if obtained);
(xi)the 102 Israeli Tax Ruling or Interim 102 Israeli Tax Ruling;
(xii)a certificate of good standing issued by the BVI Registrar no earlier than three (3) Business Days prior to Closing;
(xiii)a registered agent certificate of the Company issued by the registered agent of the Company no earlier than three (3) Business Days prior to Closing;
(xiv)a certified copy of the register of directors and officers of the Company certified by the registered agent of the Company no earlier than three (3) Business Days prior to Closing;
(xv)a certified copy of the register of members of the Company certified by the registered agent of the Company no earlier than three (3) Business Days prior to Closing;

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(xvi)a certified copy of the register of charges of the Company certified by the registered agent of the Company no earlier than three (3) Business Days prior to Closing;
(xvii)cancellation of all existing powers of attorney granted by the Company or any of its Subsidiaries to any person and a complete list of the bank, trust, safe deposit accounts operated by the Group Companies along with the location / address;
(xviii)an affidavit and notice addressed to the IRS, executed by the US Subsidiary under penalties of perjury, stating that the US Subsidiary is not and has not been during the relevant period specified in Section 897(c)(1)(ii) of the Code, a “United States real property holding corporation” within the meaning of Section 897(c) of the Code, dated as of the Closing Date and in the form and substance as required under Treasury Regulations Section 1.1445-2(c) and 1.897-2(h);
(xix)the Shareholder Representative Agreement, in the form to be agreed by the Shareholder Representative and major shareholders as defined thereunder, duly executed by the parties thereto.
(b)Parent Closing Deliverables. Parent Group shall deliver or cause to be delivered to the Company each of the following documents and instruments, at or prior to the Closing:
(i)the Parent Group and Merger Sub Closing Certificate, in the form attached hereto as Exhibit L, duly executed by the Parent Group in a form reasonably acceptable to the Company;
(ii)the Escrow Agreement duly executed by Parent Group;
(iii)the Paying Agent and the Israeli Paying Agent Agreement, duly executed by the Parent Group;
(iv)evidence reasonably satisfactory to Company of purchasing the R&W Insurance Policy, attached hereto as Exhibit E;
(v)evidence of approval by the Parent Group of an Israeli Sub-Plan to the Parent Equity Plan in consultation with the Company’s advisors, including the approval of the 102 Trustee as trustee for the Parent Equity Plan, approval to file the Parent Equity Plan for approval under the trustee capital gains route of Section 102 of the ITO;
(vi)all such “know your customer” or “anti-money laundering” information as may be required by the Company’s registered agent in relation to the Merger; and
(vii)evidence that the Aggregate Consideration due at Closing has been deposited in the appropriate securities and cash accounts of the Paying Agent.

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(c)Merger Sub Closing Deliverables. The Merger Sub shall deliver or cause to be delivered to the Company each of the following documents and instruments, at or prior to the Closing:
(i)the duly executed Plan of Merger and the duly executed Articles of Merger; and
(ii)resolutions of the board of directors of the Merger Sub, Parent Sub and shareholder resolutions of the Merger Sub and Parent Sub duly approving the Plan of Merger and Articles of Merger, as attached hereto as Exhibits M1A, M2A and M1B, respectively.
Section 1.12Paying Agent.
(a)Prior to the Closing of this Agreement, Parent Group, the Company and the Shareholders’ Representative shall enter into an agreement with an entity capable of performing the role of paying agent, such institution to be agreed between the Parent and the Company (the “Paying Agent”), in the form to be reasonably agreed by the Parent and Company (the “Paying Agent Agreement”). Shareholders and holders of Vested Options and Vested Company RSUs shall be required to provide a letter of transmittal or the Optionholder Acknowledgments (in respect of the Vested Options) to the Paying Agent in the form set-out in Exhibit G in order to receive their applicable portion of the Aggregate Consideration at Closing. All Participating Equity Holders shall immediately prior to the receipt of the Aggregate Consideration (if not previously done pursuant to this Agreement) inter alia confirm that such Participating Equity Holder releases and discharges any and all claims, rights of actions, causes of actions, demands and liabilities of whatever nature, character and description, whether in law or equity, whether in tort or contract, whether known or unknown and whether anticipated or unanticipated, which it may have against (i) the Group Companies, its directors and officers other than its right to receive their pro rata Consideration due in connection with the Merger; and (ii) the Parent Group, its directors and officers other than its right to receive their pro rata Consideration due in connection with the Merger and such other surviving rights under the Merger Agreement.
Section 1.13Withholding.
(a)Notwithstanding anything in this Agreement to the contrary, each of the Parent Group, the Israeli Paying Agent or the Paying Agent or the Escrow Agent (each, a “Payor”) as the case may be, shall be entitled to deduct and withhold Israeli Taxes (or cause to be deducted and withheld) from any consideration or amount otherwise payable pursuant to this Agreement or any other Closing Document or any other document contemplated by this Agreement to an Israeli Participating Equity Holder such considerations and/or amounts as are required to be deducted and withheld under the ITO, unless an Israeli Participating Equity Holder shall provide the Payor, at least three (3) Business Days prior to the Closing Date or the proposed date of such payment or any other consideration, with a Valid Tax Certificate. Any such withheld amounts on account of Israeli Taxes shall be treated for all purposes of this Agreement as having been paid to the Israeli Participating Equity Holder in respect of whom or which such amounts are so deducted or withheld by a Payor and timely paid to the ITA, and, the Payor shall promptly deliver to the recipient of such payment a document evidencing that such amounts have been withheld and remitted to the ITA.
(b)Notwithstanding anything to the contrary set forth in this Section 3.13, or elsewhere in this Agreement, any payment due in respect of 102 Shares and 102 Company Options shall be paid to the 102 Trustee either directly by the Parent or via the Paying Agent

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(and any Shift4 Payments, Inc. securities issued in consideration for 102 Shares or 102 Company Options shall be issued to the 102 Trustee under the Parent Equity Plan which was or will be filed for approval under the trustee capital gains route of Section 102 of the ITO following Closing, all subject to the 102 Israeli Tax Ruling or the Interim 102 Israeli Tax Ruling), and no Tax shall be withheld from payments made to the 102 Trustee.
(c)Notwithstanding Section 3.13(a) above and anything else in this Agreement, and in accordance with the Israeli Paying Agent undertaking provided by the Israeli Paying Agent to the Parent Group under Section 6.2.4.3 of the Income Tax Circular 19/2018 (Transaction for Sale of Rights in a Corporation that includes Consideration that will be transferred to the Seller at Future Dates), (the “Israeli Paying Agent Undertaking”), and subject to the provisions of the 104H Tax Ruling and/or Interim 104H Tax Ruling, as applicable, with respect to an Israeli Participating Equity Holder, any consideration payable or otherwise deliverable to each such Israeli Participating Equity Holder under this Agreement or any Closing Document other than holders of 102 Shares, 102 Company Options and 102 Company Share Awards, shall be transferred to and retained by the Israeli Paying Agent for the benefit of each such payment recipient for a period of one-hundred eighty (180) days from the Closing Date, which period may be extended by an additional one-hundred eighty (180) days by the Shareholders’ Representative providing written notice to the Israeli Paying Agent and the Parent Group of the same or, with respect to any Post-Closing Payment, ninety (90) days from the date on which such amounts or any remaining balance thereof is released or any extended date as above, or an earlier date required in writing by such payment recipient (the “Withholding Drop Date”) (during which time no payments shall be made by the Israeli Paying Agent to any such Israeli Participating Equity Holder and no amounts for Israeli Taxes shall be withheld from the payments deliverable pursuant to this Agreement or any Closing Document, except as provided below and during which time each such Israeli Participating Equity Holder may obtain a Valid Tax Certificate). If an Israeli Participating Equity Holder delivers, no later than three (3) Business Days prior to the Withholding Drop Date a Valid Tax Certificate to the Israeli Paying Agent, then the deduction and withholding of any Israeli Taxes shall be made only in accordance with the provisions of such Valid Tax Certificate and the balance of the payment that is not withheld shall be paid to such Israeli Participating Equity Holder. If an Israeli Participating Equity Holder (i) does not provide the Israeli Paying Agent with a Valid Tax Certificate by no later than three (3) Business Days before the Withholding Drop Date, or (ii) submits a written request to the Israeli Paying Agent to release his/her/its portion of the Closing Consideration or a Post-Closing Payment prior to the Withholding Drop Date and fails to submit a Valid Tax Certificate no later than three (3) Business Days before such time, then the amount to be withheld from such Israeli Participating Equity Holder’s portion of such payment shall be calculated according to the applicable withholding rate as reasonably determined by the Israeli Paying Agent, which amount shall be calculated in NIS based on the US$:NIS exchange rate known on the date the payment is actually made to such recipient, and the Israeli Paying Agent will pay to such recipient the balance of the payment due to such recipient that is not so withheld. For purposes of this Agreement, an Israeli Participating Equity Holder shall mean any Participating Equity Holder who does not provide to the Shareholders’ Representative, no later than seven (7) days prior to the Closing Date: a validly executed self-declaration signed by the relevant Participating Equity Holder in the form appended as Exhibit T confirming that she or he is not resident for Tax purposes in Israel (each a “Tax Residence Self-Declaration”). The Shareholders’ Representative shall provide the Tax Residence Self-Declarations to the Parent no later than five (5) days prior to the Closing Date.
(d)The Shareholders’ Representative shall deliver to the Parent, no later than fifteen (15) days prior to the Closing Date, an opinion from PricewaterhouseCoopers (Israel), in a form and substance reasonably satisfactory to Parent and its advisors, in which it is opined that (i) the Company is not an Israeli resident for Tax purposes, as defined under Section 1 of the ITO

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

due to the Company's business and activities being controlled and managed in Israel; and (ii) the majority (more than 50%) of the Company’s value does not consist of Israeli assets.
(e)Notwithstanding anything to the contrary in this Agreement, if the 104H Tax Ruling or the Interim 104H Tax Ruling shall be received and delivered, then the provisions of the 104H Tax Ruling or the Interim 104H Tax Ruling, as the case may be, shall apply only with respect to the types of consideration specified and addressed within the 104H Tax Ruling or the Interim 104H Tax Ruling, as the case may be, and all applicable withholding procedures with respect to any Electing Holders shall be made in accordance with Section 104H of the ITO, the provisions of the 104H Tax Ruling or Interim 104H Tax Ruling, as the case may be.
(f)In the event that the Parent Group or any Payor receives a demand from the ITA to withhold any amount out of the amount held by the Parent Group or any Payor and transfers it to the ITA, the Parent Group (i) shall notify the applicable holder of any Israeli Participating Equity Holder of such matter promptly after receipt of such demand, and provide such Israeli Participating Equity Holder with reasonable time to attempt to delay such requirement or extend the period for complying with such requirement as evidenced by a written certificate, ruling or confirmation from the ITA and (ii) to the extent that any such certificate, ruling or confirmation is not timely provided by such Israeli Participating Equity Holder to the Parent Group, the Parent Group shall transfer to the ITA any amount so demanded, including any interest, indexation and fines required by the ITA in respect thereof, and such amounts shall be treated for all purposes of this Agreement as having been delivered and paid to the applicable Israeli Participating Equity Holder.
(g)For the avoidance of doubt, in the absence of a 104H Tax Ruling and/or Interim 104H Tax Ruling and/or Valid Tax Certificate, that expressly applies to any portion of any consideration in Shift4 Payments, Inc.’s Class A common stock transferable pursuant to this Agreement and any Escrow Amount payable to a specific Israeli Participating Equity Holder , the applicable amount of Israeli Taxes to be withheld from any such consideration shall be funded through a reduction from any portion of the cash consideration payable to such recipient.
(h)Notwithstanding anything to the contrary, and subject to the provisions of the 104H Tax Ruling and/or Interim 104H Tax Ruling if obtained with respect to the Earn-Out Consideration payable to any Israeli Participating Equity Holder, such consideration shall be issued to the Israeli Paying Agent to be held in trust on behalf of such holder, until such holder presents a Valid Tax Certificate providing for full exemption from withholding with respect to such consideration or alternatively, at the Parent's discretion, by the Parent Group retaining a portion of the shares of Shift4 Payments, Inc.’s Class A shares of common stock that would otherwise be distributed to such Israeli Participating Equity Holder as Earn-Out Consideration, and Parent Group remitting through the Israeli Paying Agent the cash amount of any such withholding Taxes to the ITA.
Section 1.14Expense Fund. At Closing, Parent Group shall pay to the Paying Agent, for distribution to the Shareholders’ Representative (for the avoidance of doubt without any withholding or deduction on account of Tax) an amount equal to the Expense Fund Amount (such amount, together with any interest accrued thereon, are referred to herein collectively as the “Expense Fund”). The Expense Fund Amount and any interest accrued thereon are for the use solely by the Shareholders’ Representative to pay any costs, fees, payments, indemnities and other expenses related to the performance by the Shareholders’ Representative of his duties and obligations hereunder, on behalf of the Participating Equity Holders as determined under Section 11.13 to this Agreement. The outstanding balance of the Expense Fund available for distribution following the completion of the Shareholders’ Representative’s duties hereunder, as determined by the Shareholders’ Representative in his sole discretion, shall be distributed by the

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Shareholders’ Representative to the Paying Agent to be further disbursed to the Participating Equity Holders in accordance with the portion set out with respect to each Participating Equity Holder’s in the Distribution Waterfall. Neither any member of the Parent Group nor any Affiliate thereof shall have any interest, right, Lien, obligation or claim in respect of the Expense Fund or any amounts held therein. Neither any member of the Parent Group nor any Affiliate thereof shall be allowed to take any action with respect to, or grant to any Person any right with respect to, the Expense Fund or any amounts held therein, or instruct the Shareholders’ Representative, the Escrow Agent or any other Person regarding any actions to take with respect to the Expense Fund or any amount therein.]
Section 1.15Payments in Violation of Law. Nothing in this Agreement shall require any party or the Paying Agent to make any payment or transfer of securities in violation of any law, regulation, Sanctions Laws or any other international sanctions regime (including, without limitation, as designated by OFAC) or anti-money laundering regime applicable to the Company or any of its subsidiaries or in a manner that would risk causing the Company or any party to this Agreement being designated a Sanctioned Person or otherwise being targeted under any Sanctions, including U.S. secondary Sanctions or that would otherwise make it impossible or illegal for the Company to carry on its business or a substantial part thereof in the ordinary course (a “Violation”). If any payment or transfer of securities pursuant to this Agreement may, in the reasonable opinion of the Company and/or the Paying Agent, result in a Violation the Company and/or the Paying Agent may transfer the relevant cash or securities to a segregated account to be held on trust for the relevant payee until the Company and/or the Paying Agent has determined it may lawfully make payment or transfer to the relevant payee (including, if applicable, pursuant to the terms of any license obtained in respect of such payment).
Section 1.16US Shareholder Matters.
(a)The allocation of the Closing Consideration Stock pursuant to the Merger and Earn-Out Consideration, as applicable, payable to each holder of Company Shares who is a “citizen or resident of the United States” as defined in Section 7701(a)(30)(A) of the Code and any other any other holder of Company Shares that is a ”United States person” as defined in Section 7701(a)(3) of the Code as agreed between Parent and Company (a “Relevant Holder”) shall be deferred and instead issued following the Closing Date in tranches such that one-third of the portion of the Closing Consideration Stock and Earn-Out Consideration, as applicable, is issued to the Relevant Holder on the date that is (i) six (6) months following the Closing Date; (ii) nine (9) months following the Closing Date; and (iii) twelve (12) months following the Closing Date (collectively, the “Installment Stock”). For the avoidance of doubt, if any Earn-Out consideration is issued after the Closing Date pursuant to Section 3.10(b), and any issuance of the Earn-Out Consideration due after any of the periods set out in clauses (i)-(iii) above, such Earn-out Consideration shall be issued to each Relevant Holder as set forth in Section 3.9(d) above.
(b)Each member of the Parent Group hereby covenants that any and all Installment Stock shall be issued to a Relevant Holder pursuant to this Agreement and the Distribution Waterfall in full and there shall be (a) no set-off or counterclaim in respect of the Installment Stock; (b) no refusal to issue or delay in issuing the Installment Stock (or any set-offs, deductions, withholdings or claims in respect thereof) as a result of any dispute in connection with the Merger Agreement and/or between any member of the Parent Group and the Relevant Holder; and (c) the Installment Stock shall be issued free from any deduction or

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

withholding except as may be required by law (in which event such deduction or withholding shall not exceed the minimum amount required by applicable law).
(c)Parent Group agrees that, immediately following the Closing Date (the “Filing Deadline”), it shall cause Shift4 Payments Inc. to use its commercially reasonable efforts to file with the Securities and Exchange Commission (at the Parent Groups’ sole cost and expense) a registration statement registering the resale of the shares issued to US security holders  (the “Resale Registration Statement”), and the Parent Group shall further cause Shift4 Payments Inc. to use its commercially reasonable efforts to have the Resale Registration Statement declared effective within ninety (90) day thereafter, but in any event no later than 120 calendar days following the Filing Deadline if the Registration Statement is reviewed by, and comments thereto are provided by, the Securities and Exchange Commission.  The Resale Registration Statement will cover the resale of all of the shares issued to the US security holders, which shall be released for resale, from time to time, for resale pursuant to the Resale Registration Statement, and such Resale Registration Statement may contain appropriate disclosure noting that the shares the resale of which are covered thereby are subject to contractual restrictions on sale.
Section 1.17Seller Release. With effect from the Closing Date, each of the Sellers hereby expressly releases and discharges any and all claims, rights of actions, causes of actions, demands and liabilities of whatever nature, character and description, whether in law or equity, whether in tort or contract, whether known or unknown and whether anticipated or unanticipated, which it may have against (i) the Group Companies, its directors and officers other than its right to receive their pro rata Consideration due in connection with the Merger; and (ii) the Parent Group, its directors and officers other than its right to receive their Pro Rata Share of the Consideration due in connection with the Merger and such other surviving rights under the Merger Agreement.
Article IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY
The Company hereby represents and warrants to the Parent Group as of the date hereof and as of the Closing Date, as follows and as set forth in the schedule of exceptions delivered to the Parent Group by the Company on the date hereof, attached hereto as Schedule 4 (the “Company Schedule of Exceptions”) and in any Schedule Updates provided thereafter:
Section 1.1Organizational Matters, Good Standing and Qualification. The Company is a company duly incorporated, validly existing and in good standing under the Laws of the British Virgin Islands and has all requisite power and authority to own or lease all of its properties and assets and to carry on its business as presently conducted. The Company and each of its Subsidiaries is duly licensed or qualified to do business and is in good standing (in jurisdictions where the concept of “good standing” is applicable) under the Laws of each jurisdiction in which the nature of the business conducted by it or the character or location of the properties and assets owned, leased or licensed by it makes such licensing or qualification necessary. The Company has made available to the Parent Group prior to the date of this Agreement copies of (i) the Memorandum of Association and Articles of Association, (ii) its Subsidiaries’ certificates of incorporation and bylaws or comparable governing documents. Section 4.1 of the Company Schedule of Exceptions contains a correct and complete list of each jurisdiction in which the Company and its Subsidiaries are organized and licensed, registered or otherwise qualified to do business as of the date hereof and as of the Closing Date.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Section 1.2Share Structure.
(a)Section 4.2(a) of the Company Schedule of Exceptions sets out the full and complete capital structure of the Company as on the date of this Agreement and as of the period immediately prior to Closing including but not limited to (i) the total number of Ordinary Shares; (ii) the total number of A Ordinary Shares; (iii) the Company Warrant; and (iv) the Company Options (including details of vested and unvested Company Options); and (v) the Company Share Awards. The shares of the Company consists of 35,000,000 authorized shares divided into (i) 31,418,979 authorized Ordinary Shares, of which 12,231,717  Ordinary Shares were issued and outstanding as of the close of business on the date hereof, (ii) 3,581,021 authorized Ordinary A Shares, of which 3,581,021 Ordinary A Shares were issued and outstanding as of the close of business on the date hereof. All of the issued and outstanding Ordinary Shares and Ordinary A Shares have been duly authorized and are validly issued, fully paid and nonassessable and are free and clear of any Liens. The Company has no Ordinary Shares or Ordinary A Shares reserved for issuance, except that, as of the date hereof, there were 5,051,504 Ordinary Shares reserved for issuance pursuant to the Company’s Equity Plans and 300,000 Ordinary Shares reserved for issuance pursuant to the Company Warrant. All of the outstanding shares of capital stock of each of the Company’s Subsidiaries is duly authorized, validly issued, fully paid and nonassessable and owned by the Company or by a direct or indirect wholly owned Subsidiary of the Company, free and clear of any Liens other than Permitted Liens. Except to the extent set forth in this Section 4.2(a) above and in the applicable Organizational Documents and as otherwise set forth in Section 4.2(a) of the Company Schedule of Exceptions, there are no preemptive or other outstanding rights, options, warrants, conversion rights, redemption rights, repurchase rights, or other rights of any kind that obligate the Company or any of its Subsidiaries to issue or to sell any shares of capital stock or other securities of the Company or any of its Subsidiaries or any securities or obligations convertible or exchangeable into or exercisable for, or giving any Person a right to subscribe for or acquire, any securities of the Company or any of its Subsidiaries, and no securities or obligations evidencing such rights are authorized, issued or outstanding. Upon any issuance of any Ordinary Shares in accordance with the terms of the Equity Plans, such Ordinary Shares will be duly authorized, validly issued, fully paid and nonassessable and free and clear of any Liens. Other than as set forth in Section 4.2(a) of the Company Schedule of Exceptions, the Company does not have outstanding any bonds, debentures, notes or other obligations pursuant to which the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the shareholders of the Company on any matter.
(b)Section 4.2(b) of the Company Schedule of Exceptions sets forth (i) a list of each of the Company’s share and option incentive and equity plans (the “Equity Plan(s)”) and (ii) subject to determination pursuant to Section 3.1(c) and Section 3.1(e), a list of all outstanding Company Options and Company Share Awards as of the close of business on the date hereof (which shall be updated as of Closing Date by way of a Schedule Update), including the number of Ordinary Shares subject to each Company Option and Company Share Award and the holder, grant date, term, vesting schedule and exercise price with respect to each Company Option and Company Share Award, as applicable. Except as set forth in Section 4.2(b) of the Company Schedule of Exceptions, each Company Option and Company Share Award, as applicable, has been documented with the Company’s standard form of agreement or award document, was granted in compliance in all material respects with all applicable Laws and all of the terms and conditions of the Equity Plan pursuant to which it was issued. The Company has provided the Parent Group complete list and material details in respect of Company Options and Company Share Awards granted by the Group Companies.
Section 1.3Subsidiaries. Section 4.3 of the Company Schedule of Exceptions sets forth each Subsidiary of the Company, as of the date hereof, and its jurisdiction of

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

organization. Each such Subsidiary is duly organized and validly existing and in good standing (in jurisdictions where the concept of “good standing” is applicable) under the Laws of the jurisdiction of its organization. The Company does not own, directly or indirectly, any shares of capital stock, voting securities, or equity interest in any Person, other than as set forth in Section 4.3 of the Company Schedule of Exceptions.
Section 1.4Power and Authority. The Company has or will have on or prior to the Effective Time all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the Merger and the other transactions contemplated hereby. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and the consummation by the Company of the transactions contemplated hereby has been duly authorized or will have been duly authorized by the Company on or prior to the Effective Time. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the rights of creditors generally and the availability of equitable remedies (the “Bankruptcy Exception”).
Section 1.5Consents.
(a)Except for the obtaining of the Company Shareholders’ Required Majority, the making of necessary filings with the Registrar in accordance with the BVI Act, the actions to be taken in order to obtain the Regulatory Approvals, neither the Company nor any of its Subsidiaries is required to (i) make any filing or registration with, (ii) obtain any authorization, waiver, consent, or approval of, or (iii) give any notice to any Governmental Authority or Person, in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.
(b)Except (i) as set forth in Section 4.5(a) of the Company Schedule of Exceptions, (ii) as may result from any facts or circumstances relating to the Parent Group or any of its Affiliates, or (iii) the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation of or default under (with or without notice or lapse of time, or both) or give rise to a right of termination, cancellation, modification or acceleration of any obligation or loss of any benefit or result in the creation of any Lien, other than Permitted Liens, upon any material assets of the Company or any of its Subsidiaries under (x) any provision of the Organizational Documents; (y) any material Order applicable to the Company or any of its Subsidiaries; or (z) any material Law applicable to the Company or any of its Subsidiaries.
Section 1.6Financials.
(a)Section 4.6(a) of the Company Schedule of Exceptions sets forth: (i) the audited consolidated financial statements for the fiscal year ended December 31, 2019 (“2019 Audited Accounts”); and (ii) the Company’s audited consolidated balance sheet and the related consolidated unaudited statements of income and cash flows for the fiscal year ended December 31, 2020 (“2020 Audited Accounts” and together with the 2019 Audited Accounts, the “Financial Information”). The Financial Information has been prepared (i) in the case of the 2019 Audited Accounts, in accordance with IFRS; and (ii) in the case of the 2020 Audited Accounts, in accordance with US GAAP; in each case applied on a consistent basis throughout the periods involved and presents fairly, in all material respects, the financial position and results of operations of the Company and its Subsidiaries for the periods and as of the dates indicated therein.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(b)The Company and its Subsidiaries maintain a system of internal accounting controls adequate, in all material respects, to provide reasonable assurances that transactions are executed in accordance with management’s authorization and that transactions are recorded as necessary to permit the preparation of financial statements in conformity with IFRS.
(c)Section 4.6(c) of the Company Schedule of Exceptions sets forth details (including the outstanding principal amount and any accrued but unpaid interest thereon) of all Indebtedness of the Company and its Subsidiaries outstanding as of the date hereof which are not included in the Financial Information.
Section 1.7Undisclosed Liabilities. Neither the Company nor its Subsidiaries have any Liabilities that are required to be reflected on an audited balance sheet prepared in accordance with US GAAP (including in any footnotes thereto), except (i) as set forth in the Financial Information, (ii) for Liabilities incurred by the Company or its Subsidiaries since December 31, 2020. in the Ordinary Course of Business, (iii) the Company Transaction Expenses; (iv) as disclosed on Section 4.7 of the Company Schedule of Exceptions, and (v) that have arisen since the date hereof (other than any breach of Contract or tort claims) and do not arise from a violation of Section 6.1 hereof until the Closing Date, other than liabilities which are individually less than US$1,000,000.
Section 1.8Absence of Certain Changes. Since December 31, 2020 and except as set forth in Section 4.8 of the Company Schedule of Exceptions, (i) the Company and its Subsidiaries have conducted their respective businesses in the Ordinary Course of Business, and (ii) there has not been any change, effect, event or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
Section 1.9Banking Licenses. Section 4.9 of the Company Schedule of Exceptions lists all regulatory and banking licenses held by the Company and its Subsidiaries as of the date hereof (collectively, the “Banking Licenses”). Except as set forth in Section 4.9 of the Company Schedule of Exceptions, neither the execution and delivery of this Agreement nor the consummation of the Merger will cause the suspension, cancellation or termination of any material Banking Licenses. The Company and each of its Subsidiaries is and has been during the three (3) preceding years in compliance in all material respects with all of the Banking Licenses and applicable Laws including but not limited to maintenance of the regulatory capital requirements (as required in order to maintain the Banking Licenses on an ongoing basis). To the Company’s Knowledge, there are no circumstances which presently exist or after notice or lapse of time or both could reasonably be expected to result in the suspension, termination or non-renewal of any of the Banking Licenses.
There is no material investigation, examination, proceeding, suit, action or claim pending or to the Company’s Knowledge threatened and to the Company’s Knowledge no facts exist which presently or after notice or lapse of time or both could reasonably be expected to give rise to any such investigation, examination, proceeding, suit, action or claim, which could have an adverse impact on the validity of any of the Banking Licenses.
Section 1.10Litigation. Except as set forth in Section 4.10 of the Company Schedule of Exceptions, as of the date hereof and within the three (3) preceding years, there is / has been no Proceeding by any Person pending or, to the Company’s Knowledge, threatened in writing against the Company or any of its Subsidiaries that, if determined or resolved in a manner adverse to the Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect on the Company and its Subsidiaries and there is, to the Company’s

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Knowledge, no event, action or inaction that may reasonably give rise to a Proceeding that would reasonably be expected to have a Material Adverse Effect. There is no Proceeding pending and except for the matters referenced in the [***] or this Merger Agreement to the Knowledge of the Company there are no threatened Proceedings against the Group Companies or the Sellers that individually or in the aggregate would materially affect, delay or materially impair the ability of the Group Companies or the Sellers to consummate the Merger or the other transactions contemplated by this Agreement.
Except as set forth in Section 4.10 of the Company Schedule of Exceptions, there are no Orders from any Governmental Authority against the Company or any of its Subsidiaries, or to which the Company or any of its Subsidiaries are a party.
Section 1.11Compliance with Laws.
(a)The Company and each of its Subsidiaries is in compliance, in all material respects, with all applicable Laws and Orders, applicable to the Company and its Subsidiaries, properties, assets, business or operations.
(b)Within the five (5) years preceding the date hereof, neither the Company nor any of its Subsidiaries (or any of their officers or, to the Company’s Knowledge, employees while discharging their duties and responsibilities) has
(i) violated or committed an offence under any applicable AML/CFT Law, Anti-Corruption Law or Sanctions Law, Data Protection Requirements, Banking Licenses, Gaming Licenses; or
(ii) to the Company's Knowledge, been the subject of any investigation, inquiry or enforcement proceedings, or conducted or initiated any internal investigation, made a voluntary, directed or involuntary disclosure to, or received any notice, request, or citation from any Governmental Authority with respect to any alleged or suspected act or omission arising under or relating to any actual, suspected or alleged corrupt activity or violation of or offence under any applicable Anti-Corruption Law;
(iii) been the subject of any claim in writing, written notice, regulatory sanctions, penalties, sentences, debarments, orders and/or suspensions by any (x) Sanctions Authority related to any infringement, or violation of or offence under any applicable Sanctions Law or (y) Governmental Authority related to any infringement, or violation of or offence under any applicable Anti-Corruption Law or AML/CFT Law;
(iv) made any voluntary disclosure to any Governmental Authority relating to its actual or potential noncompliance with applicable Anti-Corruption Laws.
(c)The Company and its Subsidiaries have implemented necessary best practices, policies and procedures as required under applicable Laws and AML/CFT Laws in accordance with customary standards consistent with market practice for similar businesses, including but not limited to (i) appropriate know-your customer processes and other background checks in compliance with applicable AML/CFT Laws for the purposes of onboarding new customers, appropriate processes for the monitoring of transactions, the reporting of suspicious transactions and record-keeping; and (ii) appropriate screening processes to ensure that the payments processed are not illegal or unlawful in the relevant jurisdictions (for instance for gambling activities in restricted jurisdictions such as China).

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(d)The Company and its Subsidiaries have necessary licenses, permits and approvals from the relevant Governmental Authorities to conduct their business and operations and do not require any licenses, permits and approvals for their current business operations in China, Russia, Israel and Turkey.
(e)Other than set out in Section 4.11(e) of the Company Schedule of Exceptions, neither the Company nor its Subsidiaries, or, any of their shareholders, officers, or to the Company’s Knowledge, directors, employees or agents is a Sanctioned Person.
(f)Neither the Company nor its Subsidiaries, or, to the Company’s Knowledge, any of their directors, officers, employees, agents, representatives or any person who performs or has performed services for or on behalf of the Company or its Subsidiaries has in the last five years engaged in any dealings with a Sanctioned Person or involving a Sanctioned Country, or which otherwise were in breach of Sanctions or could reasonably be expected to result in the Company or its Subsidiaries becoming a Sanctioned Person.
(g)The Company and its Subsidiaries have in place written policies and procedures designed to ensure compliance with Sanctions Laws.
Section 1.12Intellectual Property.
(a)Section 4.12(a) of the Company Schedule of Exceptions sets forth a list of the following registered Intellectual Property that is owned or purported to be owned as of the date hereof by the Company and its Subsidiaries (the “Company IPR”): (i) issued patents and patent applications; (ii) registered copyrights and applications for the same; (iii) registered Trademarks and applications for the same, and the material unregistered Trademarks.
(b)The Company and its Subsidiaries exclusively own, free and clear of all Liens other than Permitted Liens, all rights, title, and interest in and to the Company IPR and have the right to use all other Intellectual Property material to or necessary for the operation of the Company’s and its Subsidiaries’ business as currently conducted free and clear of all Liens, other than Permitted Liens.
(c)To the Company’s Knowledge, neither (i) the operation of the Company’s and its Subsidiaries’ business as currently conducted nor (ii) any product or service sold or offered for sale of the Company or any of its Subsidiaries, infringes, dilutes, misappropriates or otherwise violates, the Intellectual Property of any Person.
(d)As of the date hereof, there are no pending or, to the Company’s Knowledge, threatened claims in writing against the Company or any of its Subsidiaries challenging the ownership of the Company IPR by the Company or its Subsidiaries, or alleging that any of the Company IPR is invalid or unenforceable.
(e)None of the material Software products or services of the Company or any of its Subsidiaries has embedded in it any Public Software, except as disclosed in Section 4.12(e) of the Company’s Schedule of Exceptions. Other than as set forth in Section 4.12(e) of the Company Schedule of Exceptions, none of the Software included in the Company IPR is subject to any licensing terms requiring that any proprietary source code of the Company or any of its Subsidiaries be disclosed or delivered to any third party by the Company, any of its Subsidiaries or any Person acting on their behalf other than disclosures to Company Employees or Company Consultants who are working on the development of Company products for the exclusive benefit of the Company and its Subsidiaries, and who in the case of Company Consultants, are subject to a written confidentiality agreement.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(f)All Company Employees who, in the ordinary course of their duties, are involved in the creation or development of material Company IPR that is incorporated in any product or service of the Company or any of its Subsidiaries, have agreed to assign or otherwise convey to the Company or any of its Subsidiaries, as applicable, all such Persons’ rights and interest in all Intellectual Property created or developed by such Persons relating to such product or service for or on behalf of the Company or any of its Subsidiaries.
(g)The Company and its Subsidiaries maintain commercially reasonable practices to protect the confidentiality of the confidential information of the Company that is material to its business and to the Company IPR, including measures to prevent the unauthorized disclosure or use of any trade secrets included in the Company IPR.
(h)The Company and its Subsidiaries maintain commercially reasonable security, disaster recovery and continuity plans and procedures, which are materially consistent with applicable Laws.
(i)The Company and its Subsidiaries have used commercially reasonable efforts consistent with all applicable Laws (including the Data Protection Requirements) and prevailing industry standards to protect the integrity, security and confidentiality of all PI Data maintained by the Company and its Subsidiaries. The Company and its Subsidiaries have implemented and maintain a comprehensive information security program that: (i) materially complies with all Data Protection Requirements and prevailing industry standards; (ii) identifies internal and external risks to the security of any proprietary or confidential information in its possession; (iii) monitors and protects all Computer Systems against any unauthorized use, access, interruption, modification or corruption and in conformance with the Data Protection Requirements; (iv) implements, monitors, and maintains appropriate, adequate and effective administrative, organizational, technical, and physical safeguards to control the risks described above in (ii) and (iii); (v) is described in written data security policies and procedures; (vi) assesses the Company and its Subsidiaries’ data security practices, programs, and risks; and (vii) maintains incident response and notification procedures in compliance with the Data Protection Requirements.
(j)Except as disclosed in Section 4.12(j) of the Company Schedule of Exceptions, there have not been any material non-permitted uses or disclosures, security incidents or breaches, involving the Company and its Subsidiaries or any of their agents, employees or contractors relating to any Personal Information in its possession or control (a “Security Incident”), nor have the Company Entities made or been required to make any disclosure, notification or take any other action under any applicable Laws in connection with any Security Incident. The Company and its Subsidiaries are and have been in compliance in all material respects with all Laws relating to data loss, theft and breach of security notification obligations.
(k)The Company Entities have contractually obligated all third party service providers, outsourcers, processors, or other users of PI Data processed by the Company and its Subsidiaries to: (i) comply with applicable Laws (including the Data Protection Requirements) with respect to PI Data and (ii) take reasonable steps to protect and secure Personal Information from unauthorized disclosure.
(l)No Company IPR has been infringed or misappropriated, or is being infringed or misappropriated, by a third party currently or at any point during the last three years.
(m)No (i) government funding, (ii) facilities of a university, college, other educational institution, research center or non-profit institution (collectively, “Institutions”) or

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(iii) funding from any Person was used in the development of the Company IPR except as set forth on Section 4.12(m). Except as set forth on Section 4.12(m), there exists no governmental prohibition or restriction on the use, sale, license, assignment, lease, transfer or securitization of any Company IPR in any jurisdiction in which any Group Company currently conduct or has conducted business or on the export or import of any such Company IPR from or to any such jurisdiction. No Institutions have any rights in or with respect to any Company IPR or products or any developments of any intellectual property made by any current or former employee, consultant or independent contractor of the Group Companies that relate in any manner to Company IPR or its products. None of the Company Employees, Company Consultants or former employees, consultant or independent contractor of the Group Companies, who was involved in, or who contributed to, the creation or development of any Company IPR, has performed services for, or was under a scholarship from, any government, university, college or other educational institution or research center during a period of time during which such employee, consultant or independent contractor was also performing services for the Company or any Subsidiary. No Group Company has (i) entered into, applied for, requested, accepted, been approved for, elected to participate in or received or become subject to or bound by any requirement or obligation relating to any grants, incentives (including tax incentives), funding, loan, support, subsidy, award, participation, exemption, status, cost sharing arrangement, reimbursement arrangement, credit, offset or other benefit, relief or privilege programs (“Grants”) from any Governmental Authority, including (A) Grants from the Israel Innovation Authority (the “IIA”), (B) Approved Enterprise Status granted by the Investment Center of the Israeli Ministry of Economy, (C) Grants from the Israeli Fund for the Promotion of Marketing and (D) Grants from the ITA, the State of Israel, the BIRD Foundation and other bi- or multi-national grant programs for the financing of research and development or other similar funds, the European Union and the Fund for Encouragement of Marketing Activities of the Israeli Government or (ii) amended or terminated, or waived any material right or remedy related to, any Grant.
Section 1.13Insurance. Section 4.13 of the Company Schedule of Exceptions lists, as of the date hereof, all policies of property, general liability, directors, officers, fiduciaries, business interruption, product liability, workers’ compensation liability and other liability insurance policies maintained by the Company or any of its Subsidiaries (the “Insurance Policies”). In the two years preceding the date hereof, there have been no claims under the Insurance Policies to which coverage has been reserved, questioned, denied or disputed by the insurers of such policies. All premiums that are due and payable under the Insurance Policies have been paid. The Company and its Subsidiaries (as applicable) are otherwise in compliance in all material respects with the terms of the Insurance Policies. Neither the Company nor any of its Subsidiaries has received any written notice of non-renewal, cancellation or termination of any Insurance Policy in effect on the date hereof.
Section 1.14Company Material Contracts.
(a)Section 4.14(a) of the Company Schedule of Exceptions sets forth a list of all of the following Contracts to which the Company or any of its Subsidiaries is a party, as of the date hereof, or by which the Company or its Subsidiaries or any of their assets or properties are bound as of the date hereof (each, a “Material Contract”):
(i)each Contract granting a Lien to any Person (other than a Permitted Lien) over a material asset or property of the Company or its Subsidiaries, other than in the Ordinary Course of Business;
(ii)each Related Party Contract;

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(iii)each Contract with suppliers in excess of $US 200,000 of the Group Companies or with the clients who are AAA class;
(iv)each Contract pursuant to which the Company or any of its Subsidiaries is obligated to pay or entitled to receive more than $US1,000,000 during the last twelve (12)-month period prior to the date hereof;
(v)each Contract that contains provisions that prohibit the Company or any of its Subsidiaries from competing in any line of business or that grants a right of exclusivity to any Person that prevents the Company or any of its Subsidiaries from entering any territory, market or field or freely engaging in its business anywhere in the world; and
(vi)each Contract that provides acceleration or termination or any other consideration of any kind with respect to any change of Control of the Company.
(b)Each Material Contract is valid and binding on the Company or its Subsidiaries, as the case may be, and except as listed in Section 4.14(b) of the Company Schedule of Exceptions, to the Knowledge of the Company, is in full force and effect. No counterparty to a Material Contract has given written notice to the Company or any of its Subsidiaries that it intends to terminate the applicable Material Contract with the Company or any of its Subsidiaries. There are no material defaults or delays under any Material Contract which are likely to result in a claim being made by the Company or any of its Subsidiaries against the counterparty to such Material Contracts or vice-versa.
Section 1.15Brokers. Except as listed in Section 4.15 of the Company Schedule of Exceptions, no Person has acted, directly or indirectly, as a broker, finder or investment banker for the Company or its Subsidiaries in connection with the contemplated transactions under this Agreement and no Person is or will be entitled to any liability, brokerage fees or commission or like payment in respect thereof from the Company or its Subsidiaries in connection with the Merger or the other transactions contemplated in this Agreement.
Section 1.16Tax Matters.
(a)All Group Companies (i) have prepared and duly and timely filed (taking into account any extension of time within which to file) all Tax Returns required to be filed by any of them with the appropriate Taxing authority and all such filed Tax Returns are complete and accurate in all material respects under any legal requirements other than as set out in Section 4.16 of the Schedule of Exceptions and all Tax reports of the Group Companies are true and correct (iii) have fully paid on time all Taxes due to the appropriate Taxing authority (whether or not shown on any Tax Returns), provided, however, that no Group Company makes any representation or warranty as to the amount of, or existence, non-existence or extent of limitations on, the Group Company’s net operating loss carryforwards, net capital loss carryforwards, tax credit carryforwards or any other Tax attribute, other than the Deferred Tax Assets; (iii) have withheld and paid all Taxes required to have been withheld and paid including in connection with amounts paid or owing to any employee, shareholder, creditor, independent contractor or third party (each as determined for Tax purposes) and any actual or deemed distributions of profits to the appropriate Taxing authority; (iv) have complied with all information reporting (and related withholding) and record retention requirements; and (v) have not waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(b)No deficiency with respect to any amount of Taxes has been asserted or assessed against any of the Group Companies which remains unsatisfied or unresolved.
(c)Other than as set out in Section 4.16(c) of the Schedule of Exceptions, there are no pending or to the Company's Knowledge, threatened disputes, claims, audits, examinations or other Proceedings regarding any Taxes of any of the Group Companies or applicable to the assets of any of the Group Companies, and no Group Company has knowledge of any liability for any Tax to be imposed pursuant to such a proceeding.
(d)None of the Group Companies has been informed by any Governmental Authority in any jurisdiction that such Governmental Authority believes that any of the Group Companies was required to file any Tax Return in such jurisdiction that was not filed and remains unfiled.
(e)There are no Liens for Taxes (except Taxes not yet due and payable) on any of the assets of the Group Companies.
(f)The Israeli Subsidiary is duly registered for the purposes of Israeli Value Added Tax (“VAT”), and has complied with all legal requirements concerning VAT, including with respect to the timely making of accurate returns and payments and the maintenance of records. The Israeli Subsidiary: (i) has not made any exempt VAT transactions, as defined in the Israel Value Added Tax Law of 1975, and there are no circumstances by reason of which there might not be an entitlement to full credit under applicable legal requirements of all VAT chargeable or paid on inputs, supplies, and other transactions and imports made by it; and (ii) has not received a refund for input VAT for which it is not entitled under any legal requirements.
(g)The Group Companies resident in Malta for Tax purposes and the Malta branch of the Israeli Subsidiary (i) are duly registered as a VAT group for the purposes of Maltese Value Added Tax (“Maltese VAT”) in accordance with the Maltese Value Added Tax Act (Chapter 406 of the Laws of Malta), and (ii) have complied with all legal requirements concerning Maltese VAT, including with respect to the timely making of accurate returns and payments and the maintenance of records and (iii) have applied and paid any necessary Maltese VAT on supplies that they have made or received in respect of which such entities have a liability to collect Maltese VAT in accordance with the Maltese Value Added Tax Act and (iv) have not received a refund for input Maltese VAT for which they not entitled under any Law.
(h)The Group Companies are in compliance with, and their records contain all information and documents necessary to comply with all applicable information reporting and withholding requirements and transfer pricing regulations under all applicable Tax laws, including Section 85A of the ITO.
(i)Any related party transactions subject to Section 85A of the ITO or any similar legal requirement in foreign jurisdictions conducted by the Group Companies have been conducted on an arms-length basis in accordance with Section 85A of ITO or legal requirement in such foreign jurisdictions.
(j)Other than as set out in Section 4.16(j) of the Schedule of Exceptions, none of the Group Companies is and none of the Group Companies has ever been tax resident outside of its jurisdiction of incorporation, and none of the Group Companies has ever had or been deemed to have a “permanent establishment” (as defined in any applicable income tax treaty) or a fixed place of business outside of its jurisdiction of incorporation and none of the Group Companies has ever been “controlled and managed” from outside of its jurisdiction of incorporation.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(k)The majority (more than 50%) of the Company’s value does not consist of Israeli assets.
(l)The Israeli Subsidiary does not have an “approved”, “benefited”, “preferred” or “technological preferred” enterprise or as an “Industrial Company” under the Law of Encouragement of Capital Investment of 1959, or any benefit under these programs, and has not generated any tax-exempt profits nor accumulated any “trapped earnings” in accordance with such law. The Israeli Subsidiary has not received any cash governmental grants with respect to its classification as a preferred enterprise, benefited enterprise or an approved enterprise.
(m)The Company’s Equity Plan that is intended to qualify as a capital gains route plan under Section 102 of the ITO has received a favorable determination or approval letter from, or is otherwise approved by, or deemed approved by passage of time without objection by, the ITA. All 102 Company Options have been granted and issued, as applicable, in compliance with the applicable requirements of Section 102 of the ITO and the written requirements and guidance of the ITA, including the filing of the necessary documents with the ITA, the appointment of an authorized trustee to hold the 102 Company Options, and the due deposit of such 102 Company Options with such 102 Trustee pursuant to the terms of Section 102 and the guidance published by the ITA on July 24, 2012, and clarification dated November 6, 2012. All Tax rulings, opinions, correspondence and filings with the ITA relating to the Company’s Equity Plan and any award thereunder have been made available to the Parent Group.
(n)No closing agreements, tax assessments, private letter rulings, tax decision, ruling, or similar agreement issued by any Governmental Authority, and no technical advice memoranda or similar agreements or rulings relating to Taxes, have been requested (whether or not granted), received, entered into or issued by any Governmental Authority with or in respect any of the Group Companies or any of their respective businesses, properties or assets.
(o)The Israeli Subsidiary is not subject to any restrictions or limitations pursuant to Part E2 of the ITO or pursuant to any tax ruling made with reference to the provisions of Part E2 of the ITO that may be violated as a result of the consummation of the Merger.
(p)The Israeli Subsidiary has not undertaken and has never participated or engaged in any transaction which requires or will require special reporting in accordance with Section 131(g) of the ITO and the Israeli Income Tax Regulations (Tax Planning Requiring Reporting), 5767-2006, regarding aggressive Tax planning. The Israeli Subsidiary does not and has never taken a Tax position that is subject to reporting under Section 131E of the ITO or similar provisions under the Israeli Value Added Tax Law of 1975 and the Israeli Land Taxation Law (Appreciation and Acquisition) of 1963. The Israeli Subsidiary has never obtained a legal or Tax opinion that is subject to reporting under Section 131D of the ITO.
(q)To the extent any net operating loss carryforwards, net capital loss carryforwards, tax credit carryforwards or any other Tax attributes are reflected in the Deferred Tax Assets such Tax attributes are valid and may be offset and/or recognized and/or deducted in accordance with the provisions of relevant Law or under any other legal requirement.
(r)The Israeli Subsidiary is not now, nor has ever been a real property corporation (Igud Mekarke’in) within the meaning of this term under section 1 of the Israeli Land Taxation Law (Appreciation and Acquisition), 5723-1963.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(s)No Group Company has been involved in any scheme, arrangement, transaction or series of transactions in which the main purposes or one of the main purposes was the avoidance of Tax.
(t)No Group Company is a member of any Tax consolidated group or a party or bound by any Tax allocation or Tax sharing agreement (each a “Tax Sharing Agreement”) (other than (A) any customary agreements with customers, vendors, lenders, or lessors entered into in the ordinary course of business and the primary purpose of which is not related to Taxes and (B) any Tax Sharing Agreement the only parties to which are Group Companies).
(u)No Group Company has any liability for the Taxes of any other Person (other than another Group Company).
(v)All transactions or arrangements made between Group Companies or between a Group Company and any other related party have been made on arm’s length terms and the processes by which prices and terms have been arrived at have, in each case, been fully documented and can be appropriately evidenced.
(w)None of the assets of any Group Company is a “United States real property interest” within the meaning of Section 897(c) of the Code.
(x)The unpaid Taxes of the Group Companies did not, as of December 31, 2020, exceed the reserve for Tax liability (excluding any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Financial Information (rather than in any notes thereto). Since December 31, 2020, no Group Company has incurred any material liability for Taxes outside the ordinary course of business or otherwise inconsistent with past custom and practice.
(y)The U.S. Subsidiary has not been a party to a transaction that is or is substantially similar to a “reportable transaction,” as such term is defined in U.S. Treasury Regulations Section 1.6011-4(b)(1), or any other transaction requiring disclosure under analogous provisions of state or local Tax Law.
(z)The U.S. Subsidiary will not be required to include or accelerate any material item of income in, or exclude or defer any material item of deduction from, taxable income for any taxable period (or portion thereof) beginning after the Closing Date as a result of any (i) change in method of accounting made, requested or required prior to the Closing Date, (ii) use of the cash method or an impermissible method of accounting prior to the Closing, (iii) “closing agreement” within the meaning of Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Law) executed on or prior to the Closing Date, (iv) installment sale or open transaction made or entered into prior to the Closing, (v) deferred revenue or other prepaid amount accrued or received on or prior to the Closing Date, or (vi) intercompany transaction entered into prior to the Closing, or excess loss account described in Section 1502 of the Code (or any similar provision of state, local or foreign Law) in existence as of the Closing.
(aa)No Group Company has been a party to any transaction intended to qualify under Section 355 of the Code (or so much of Section 356 of the Code as relates to Section 355 of the Code).
(ab)No Group Company has been a party to a transaction that is considered to be a “reportable cross-border arrangement” in accordance with the relevant “hallmarks” as set

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

out in Annex IV of the Council Directive of 25 May 2018 (2018/822/EU) amending Directive 2011/16/EU.
(ac)None of the Group Companies or their related parties are “property companies” or “property partnerships” as defined in Article 2 of the Maltese Income Tax Act (Cap. 123 of the Laws of Malta, 1949).
(ad)Credorax Inc., as principal taxpayer of the Maltese fiscal unit comprising Credorax Inc., Credorax Bank Limited and Source Limited, is appropriately empowered to consolidate its results and those of its transparent subsidiary in accordance with the of Rule 6(2) of the Maltese Consolidated Group (Income Tax) Rules (S.L. 123.189,2019).
(ae)None of the Group Companies have been party to any transactions that give rise to a hybrid mismatch or residence mismatch outcome in accordance with Regulations 9 and 11 of the European Union Anti-Tax Avoidance Directive Implementation Regulations, (S.L. 123.187, 2019).
(af)Each Group Company resident in Malta for Tax purposes is in possession of a valid determination issued in accordance with Article 47 of the Duty on Documents and Transfers Act (Chapter 364 of the Laws of Malta).
Section 1.17Employment Matters.
(a)Section 4.17(a) of the Company Schedule of Exceptions sets forth a list of the Company Employees and Company Consultants, as of the date hereof along with each such Person’s: (i) redacted name; (ii) job title or function; (iii) job location; (iv) current salary (or other fixed or variable payment including overtime payment); and (v) full or part time status, and concerning each Company Employee, such Person’s (a) accrued annual leave days; (b) bonus payments or incentives; (c) pension contributions for savings and severance; (d) recuperation payments; (e) accrued sick days; (f) travel allowance; and (g) study fund.
(b)The Company has disclosed to the Parent a list of the correct and complete versions of the standard form contracts of employment, offer letters and consultancy agreements used in respect of Company Employees and Company Consultants along with a list of those Company Employees and Company Consultants in respect whom their employment or engagement terms are provided for in a form containing material deviations from the standard forms.
(c)Except as set forth in Section 4.17(c) of the Company Schedule of Exceptions no Company Employee benefits from any enhanced entitlement to receive redundancy or severance pay on terms that are more generous that the minimum required by applicable Laws or those contained in the contracts of employment referred to in 4.17(c) above.
(d)Except as set forth in Section 4.17(d) of the Company Schedule of Exceptions, each of the Company and its Subsidiaries is in compliance in all material respects with all applicable Laws and Orders with respect to labor and employment (for the avoidance of doubt, any criminal implications are considered to be material for this purpose) including, without limitation the Notice to Employee (Terms of Employment) Law, 2002, the Hours of Work and Rest Law, 1951, the Annual Leave Law, 1951, the Sick Pay Law, 1976, the Employment by Human Resource Contractors Law, 1996, the Salary Protection Law, 1958, the Minimum Wage Law, 1987, the Law of Increased Enforcement of Labor Laws, 2011, the Prior Notice to the Employee Law, 2002, the Prevention of Sexual Harassment Law, 1998, The Employment of Women Law 1954, and applicable expansion orders concerning travel

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

allowance, and recuperation payments. All Israeli Company Employees are, and all former Israeli employees of the Company were, subject to the Section 14 Arrangement under the Israeli Severance Pay Law (1963) (“Section 14 Arrangement”) during their entire period of engagement with the applicable Group Company and such Section 14 Arrangement was properly applied in accordance with the terms of the general permit (1998) issued by the Israeli Labor Minister regarding such employees based on their full salaries and applicable compensation and from their commencement date of employment and such Group Company has made the required contributions to pension arrangements and/or any other provident fund (including further education fund, loss of disability insurance, etc.). The obligations of the applicable Group Company to provide statutory severance pay to the Israeli Company Employees pursuant to the Israeli Severance Pay Law (5723-1963) are fully funded or accrued in the applicable Group Company’s financial statements and in the Financial Information. In the three (3) years preceding the date of this Agreement (and up to the Closing Date), there has been no strike, work stoppage or other material labor dispute, or material arbitration, pending or threatened in writing, that may interfere in any material respect with the respective business activities of the Company or any of its Subsidiaries.
(e) Except as set forth in Section 4.17(e) of the Company Schedule of Exceptions, no Company Employee is represented by any labor union or other labor representative with respect to his or her employment with the Company or any of its Subsidiaries and there are no labor, collective bargaining, works council or other similar organization agreements or similar arrangements binding on the Company or any of its Subsidiaries with respect to any Company Employee. To the Company’s Knowledge, there are no Persons attempting to represent or organize or purporting to represent for bargaining purposes any Company Employee. No labor union has requested or has sought to represent any of the Company Employees, representatives or agents of the Company or any Subsidiary, and neither the Company nor any Subsidiary has received any notice concerning the establishment of labor unionization.
(f)The consummation of the Merger will not require the consent of, or notification to, any labor union or any other similar employees’ organization.
(g)To the Company’s Knowledge, no Company Employee or Company Consultant has violated any term of his or her employment or service agreement. Each Company Employee and Company Consultant and former employees, consultants, and independent contractors of the Company or any Subsidiary has (i) executed an agreement with a Group Company regarding confidentiality and proprietary information and has assigned works and/or inventions that are created or developed in connection with his or her engagement to the applicable Group Company, and (ii) executed a non-competition and non-solicitation agreement in favor of such Group Company. To the Company's Knowledge, no Company Employee or Company Consultant, and no former employees, consultants or independent contractors of the Company is in violation of any agreement covered by this subsection (e).
(h) No labor or employment-related dispute or claim is pending, outstanding or threatened against the Company or any of its Subsidiaries, including any such action filed by or on behalf of any current or former Company Employee or Company Consultant.
(i)All compensation, including wages, commissions, bonuses and benefits, payable to all Company Employees and Company Consultants to the extent due, has been paid in full which have been properly accrued, and there are no outstanding amounts owed to any Company Employee or Company Consultants.

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Section 1.18Employee Benefits and Pension Schemes. Except as set forth on Section 4.18 of the Company Schedule of Exceptions, neither the Company nor its Subsidiaries has any material liability with respect to any Employee Benefit Plan.
(a)To the Company’s Knowledge, no Employee Benefit Plan is under audit or investigation by, nor is the subject of a Proceeding with respect to, any Governmental Authority.
(b)Except as set forth in Section 4.18(b) of the Company Schedule of Exceptions, the consummation of the transactions contemplated by this Agreement, whether alone or together with any other event, will not (i) entitle any Company Employee or Company Consultant to severance pay, further prior notice payments, bonus payments, unemployment compensation or any other payment, or (ii) accelerate the time of payment or vesting, or increase the amount of compensation due any such Company Employee or Company Consultant.
(c)All contributions required to have been made under any Employee Benefit Plan or by applicable Law have been made or accrued.
(d)Section 4.18(d) of the Company Schedule contains a full and accurate list of all Pension Schemes. The Pension Schemes are the only arrangements under which the Company and its Subsidiaries has any obligation to provide or contribute towards pension benefits in respect of its past or present members and employees. No proposal or announcement has been made to any member or Company Employee, Company Consultant or officer of the Company or any of its Subsidiaries as to the introduction, continuance, increase or improvement of, or the payment of a contribution towards, any other pension arrangement.
(e)No Company Employee or Company Consultant has previously transferred to the Company or its Subsidiaries pursuant to a Relevant Transfer who at any time prior to such relevant transfer was a member of a defined benefit occupational pension scheme that made provisions for benefits other than those related to old age, invalidity or death.
(f)Neither the Company nor any of its Subsidiaries is or has at any time been the “employer” or in the last six years prior to the date of the Merger, an “associate of” or “connected with” the “employer” (as those terms in quotation marks are used in the Pensions Act 2004) of a UK defined benefit pension arrangement.
(g)All contributions, insurance premiums, tax and expenses due to and in respect of the Pension Schemes have been duly paid. There are no liabilities outstanding in respect of the Pension Schemes at the date of this Agreement. No written claims or complaints have been made, are pending or have been threatened in relation to the Pension Schemes or otherwise in respect of the provision of (or failure to provide) pension benefits by the Company or any of its Subsidiaries in relation to any member of the Pension Schemes or current or former Company Employees or Company Consultants.
(h)No compensation has been or would reasonably be expected to be includable in the gross income of any “service provider” (within the meaning of Section 409A of the Code) of the Company or any of its Subsidiaries as a result of the operation of Section 409A of the Code.
(i)Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, either alone or in combination with another event (whether contingent or otherwise) will result in any “parachute payment” under Section 280G of the Code (or any corresponding provision of state, local, or foreign Tax law).

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(j)There is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is a party which requires the Company or such Subsidiary to pay a Tax gross-up or reimbursement payment to any Person, including without limitation, with respect to any Tax-related payments under Sections 409A, 4999 or 280G of the Code.
Section 1.19Real Property and Title to Assets.
(a)Section 4.19 of the Company Schedule of Exceptions sets out as of the date hereof a list of all Contracts pursuant to which real property is leased by the Company or any of its Subsidiaries (the “Leases”). Each Lease is legal, valid and binding on the Company or Subsidiary that is party thereto, is in full force and effect and is enforceable, and to the Knowledge of the Company, no material breach or default by the Company or any of its Subsidiaries party thereto or, to the Knowledge of the Company, any of the other parties thereto, has occurred. Other than the Permitted Liens, neither the Company nor any of its Subsidiaries has granted any security interest with respect to the Leases.
(b)The Company and the Subsidiaries are the sole legal and beneficial owners or, in the case of leased or licensed property and assets, hold a valid right of use in relation to all property and assets (whether real, personal, tangible or intangible) reflected in the 2020 Audited Accounts as being owned by the Company or its Subsidiaries or used by it in connection with the business, excluding properties and assets which have been sold or otherwise disposed of since the accounts date of the 2020 Audited Accounts in the Ordinary Course of Business or been replaced or replenished in accordance with standard practice. The properties and assets are free and clear of all encumbrances other than Permitted Liens.
(c)Neither the Company nor any of its Subsidiaries have or currently hold any interest in any real property in the British Virgin Islands.
Section 1.20Solvency. Neither the Company nor any of its Subsidiaries has proposed a voluntary arrangement or made or proposed any arrangement or composition with its creditors, and no petition has been made with respect to any such arrangement with creditors under any applicable Law, in each case, which is outstanding as of the date hereof. The Company assets exceeds its liability and will be able to pay its debts as they fall due.
Section 1.21No Other Representations or Warranties. Except for the representations and warranties expressly set forth in this Article IV (as qualified by the Company Schedule of Exceptions), neither the Company nor any other Person (including any Seller) makes any other representation or warranty of any kind whatsoever, express or implied, written or oral, at law or in equity, with respect to the Company or any of its Subsidiaries or any of their respective businesses, assets, liabilities, operations, conditions (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Parent Group or its Representative of any documentation, forecasts, or other information with respect to any one or more of the foregoing in connection with this Agreement or the transactions contemplated by this Agreement, and the Company hereby disclaims any such other representations or warranties.
Section 1.22RESERVED.
Section 1.23Investments. Except as provided in Section 4.23 of the Company Schedule of Exceptions, the Company has no subsidiary other than the Subsidiaries and does not own nor has it agreed to acquire, directly or indirectly, any shares or securities convertible into shares in the capital of any other body corporate other than the Subsidiaries or any equity or ownership interest in any other business or Person other than the Subsidiaries. Neither the Company nor the Subsidiaries is/are a partner, beneficiary, trustee, co-tenant, joint venture or

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

otherwise a participant in any partnership, trust, joint venture, co-tenancy or similar jointly owned business undertaking. None of the Group Companies are subject to any obligation to provide funds to or to make any investment in any business or Person by way of loan, capital contribution or otherwise.
Section 1.24Full Disclosure. The information provided by the Company and its representatives in this Agreement and the Closing Documents or any other document delivered under this Agreement and the Closing Documents is true, complete and correct and do not contain any untrue or misleading statement of a material fact or omit to state a material fact necessary to make the statements contained in those representations and warranties not misleading.
Section 1.25Gaming Licenses. Section 4.25 of the Company Schedule of Exceptions lists all regulatory and licenses held by the Company and its Subsidiaries as of the date hereof for the purposes of undertaking payment processing for gaming transactions (collectively, the “Gaming Licenses”). Except as set forth in Section 4.25 of the Company Schedule of Exceptions, neither the execution and delivery of this Agreement nor the consummation of the Merger will cause the suspension, cancellation or termination of any material Gaming Licenses. The Company and each of its Subsidiaries is in compliance in all material respects with all of the Gaming Licenses and applicable Laws including but not limited to maintenance of the regulatory capital requirements (as required in order to maintain the Gaming Licenses on an ongoing basis).There is no proceeding, suit, action or claim pending or to the Company’s Knowledge material investigation, examination or threatened proceeding, suit or action and no facts exist which presently or after notice or lapse of time or both could reasonably be expected to give rise to any such investigation, examination, proceeding, suit, action or claim, which could have an adverse impact on the validity of any of the Gaming Licenses.
Article V

REPRESENTATIONS AND WARRANTIES OF THE SELLERS
Each Seller severally and not jointly with the Company or any other Seller, hereby makes the following representations and warranties to the Parent Group, with respect to itself:
Section 1.1Power and Authorization. Each Seller individually has and will have on or prior to the Effective Time all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other transactions contemplated hereby to which it is a party. The execution and delivery of this Agreement by each Seller, the performance of its obligations hereunder has been duly authorized all necessary corporate or other action on the part of such Seller. The Seller has not filed an application for any bankruptcy, insolvency or judicial composition proceedings and no such proceedings whether initiated by the Seller or any other Person are pending for judicial determination.
Section 1.2Title. Each Seller is, as of the date of this Agreement (and will be as of the Closing), (i) the beneficial and legal owners of the issued and outstanding shares in the capital of the Company set out opposite its name in Schedule 4.2(a) of the Company Schedule of Exceptions, in each case free and clear of all Liens; (ii) has acquired such shares of the Company in accordance with applicable Laws.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Article VI

REPRESENTATIONS AND WARRANTIES OF THE PARENT GROUP
Each member of the Parent Group hereby represents and warrants to the Company and the Sellers as of the date hereof and as of the Closing Date as follows:
Section 1.1Organizational Matters, Good Standing and Qualification. Each of Parent, Parent Sub and Merger Sub is a legal entity duly incorporated, validly existing and in good standing (in jurisdictions where the concept of “good standing” is applicable) under the Laws of the jurisdiction of its formation and has all requisite power and authority to operate, own or lease its properties and assets and to carry on its business as currently conducted. Each of Parent, Parent Sub and Merger Sub is duly qualified or licensed to do business as a foreign corporation and is in good standing (in jurisdictions where the concept of “good standing” is applicable) under the Laws of each state or other jurisdiction in which either the ownership or leasing of its properties or the nature or conduct of its business requires such qualification or licensing, except where the failure to be so licensed, qualified, or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect or adversely and materially affect the ability of Parent, Parent Sub or Merger Sub to perform their respective obligations hereunder.
Section 1.2Capitalization.
(a)Merger Sub is a wholly owned subsidiary of Parent Sub and there are no (i) securities convertible into or exchangeable for shares of the share capital or other securities of Merger Sub, or (ii) subscriptions, options, warrants, puts, calls, phantom stock rights, stock appreciation rights, stock-based performance units, agreements, understandings, claims or other contracts or rights of any type granted or entered into by Parent Group or Merger Sub relating to the issuance, sale, repurchase or transfer of any securities of Merger Sub or that give any Person, other than Parent Sub or the Parent, the right to receive any economic benefit or right similar to or derived from the economic benefits and rights of securities of Merger Sub. As of the date of this Agreement, neither Parent nor any of its Affiliates owns any Company Shares or options or other convertible securities thereto. From the date of its formation until the Closing, Merger Sub shall not own any Company Shares.
(b)Parent Sub is a wholly owned subsidiary of the Parent and there are no (i) securities convertible into or exchangeable for shares of the share capital or other securities of Parent Sub, or (ii) subscriptions, options, warrants, puts, calls, phantom stock rights, stock appreciation rights, stock-based performance units, agreements, understandings, claims or other contracts or rights of any type granted or entered into by Parent or Merger Sub relating to the issuance, sale, repurchase or transfer of any securities of Parent Sub or that give any Person, other than Parent, the right to receive any economic benefit or right similar to or derived from the economic benefits and rights of securities of Parent Sub. From the date of its formation until the Closing, Parent Sub shall not own any Company Shares.
(c)The Shift4 Payments, Inc’s Class A common stock to be issued as consideration under this Agreement shall, if and when issued, (i) be fully paid, (ii) rank equally in all respects with the other Shift4 Payments, Inc.’s Class A common stock on issue at such time, (iii) be validly issued in accordance with Parent’s Organizational Documents, (iv) be issued without contravention of Securities Act and the Exchange Act, and any other Laws to which Shift4 Payments, Inc. is subject and any Order of any Governmental Authority that is binding on the Parent Group, (v) be free of all Liens (other than those in the Organizational Documents of Parent Group), and (vi) following the filing of a prospectus in accordance with Section 3.10

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

above be able to (A) be freely disposed, sold, transferred or assigned, (B) have an interest granted, issued or transferred in it, and (C) have options granted over it, in each case without the need for a further disclosure document under applicable Law.
Section 1.3Reports and Financial Statements.
(a)Parent Group has complied with its obligations under Law to file with or furnish all forms, reports, schedules, statements and documents required to be filed or furnished in accordance with applicable Law (the “Parent Reports”). As of its filing or furnishing date (or, if amended or superseded by a filing or furnishing prior to the date of this Agreement, on the date of such amended or superseded filing or furnishing), (i) each Parent Report complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, each as in effect on the date such Parent Report was filed or furnished, and (ii) each Parent Report did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.
(b)There are no outstanding or unresolved comments contained in the comment letters received by the Parent Group from the Securities and Exchange Commission with respect to any Parent Reports. As of the date of this Agreement and neither any member of the Parent Group nor the Parent Reports is/are subject to outstanding comments or outstanding investigations.
(c)As of their respective dates the financial statements of Parent Group included in the Parent Reports, including any related notes thereto (the “Parent Financial Statements”) fairly and accurately present the consolidated financial position of the Parent and its subsidiaries as of the respective dates thereof and the consolidated results of operations of the Parent and its subsidiaries for the periods covered thereby. The Parent Group does not intend to correct or restate, nor is there any basis, facts or circumstances that would reasonably be expected to result in any correction or restatement of, any aspect of the Parent Financial Statements. Since the date of the Parent Financial Statements in effect at the Closing Date and through the Earn-Out Qualifying Date, there has not been any change that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and since that date, the Parent and each of the subsidiaries has conducted its operations in the ordinary course of business, and, without limiting the generality of the foregoing.
(d)Parent received no written notice from the any Governmental Authority regarding noncompliance with the applicable listing and corporate governance rules and regulations of the Exchange Act or the Securities Act.
Section 1.4Corporate Authority. Each of Parent, Parent Sub and Merger Sub has full corporate power and authority to enter into this Agreement and every other transaction contemplated by this Agreement to which it is or will be a party and to perform their respective obligations hereunder and thereunder, including, without limitation, the Merger of the Merger Sub into the Company and the issuance of Shift4 Payments, Inc.’s Class A common stock to the Participating Equity Holders as required pursuant to this Agreement. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation of the other transactions contemplated hereby have been duly authorized by all necessary corporate action on behalf of Parent, Parent Sub and Merger Sub, and no other corporate or legal action is required on their behalf or by any Person which Controls the Parent for the execution, delivery and performance of this Agreement and the consummation of the other transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Parent, Parent Sub and Merger Sub and constitutes a valid and binding agreement of Parent, Parent Sub and Merger Sub,

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

enforceable against each of them in accordance with its terms, subject to the Bankruptcy Exception.
Section 1.5Brokers. No Person has acted, directly or indirectly, as a broker, finder or investment banker for Parent, Parent Sub or Merger Sub in connection with the contemplated transactions under this Agreement and no Person is or will be entitled to any liability, brokerage fees or commission or like payment in respect thereof in connection with the Merger or the “other transactions contemplated by this Agreement.
Section 1.6Approvals; No Violations.
(a)Except for (i) the making of necessary filings with the Registrar in accordance with Section 171 of the BVI Act, (ii) the consents, approvals, filings or notices as are necessary as a result of any facts or circumstances relating solely to the Company or any of its Subsidiaries, no filings, notices, permits, consents, registrations, approvals or authorizations are required to be made by the Parent Group with, nor are any required to be obtained by the Parent Group from, any Governmental Authority in connection with the execution, delivery and performance of this Agreement by the Parent Group and the consummation of the Merger and the other transactions contemplated by this Agreement, except as would not, individually or in the aggregate, reasonably be expected to prevent the ability of the Parent Group to consummate the Merger or the other transactions contemplated by this Agreement.
(b)Neither the execution, delivery and performance of this Agreement by Parent, Parent Sub and Merger Sub nor the consummation of the Merger and the other transactions contemplated by this Agreement (including the issuance of Shift4 Payments, Inc.’s Class A common stock to the Participating Equity Holders), nor compliance by Parent Group with any of the terms or provisions thereof, will constitute or result in (i) a breach or violation of, or default under, the Organizational Documents of Parent Group or any of Parent’s other Subsidiaries, (ii) any Law or Order applicable to Parent Group or any of their respective properties or assets (whether tangible or intangible), (iii) with or without notice, lapse of time or both, a breach or violation of, a termination (or right of termination) of or default under, the creation or acceleration of any obligations under or the creation of a Lien on any of the assets of Parent Group or any of its Subsidiaries pursuant to any Contracts binding upon Parent Group, or (iv) any Contract to which Parent Group is a party or by which any of their properties or assets may be bound or affected except, in the case of clause (ii), (iii) or (iv) above, as would not prevent, materially delay or materially impair the ability of Parent Group to consummate the Merger or the other transactions contemplated by this Agreement.
Section 1.7Sufficient Funds. As of the date of this Agreement, Parent Group shall have available sufficient unrestricted cash or other sources of immediately available funds to satisfy its monetary and other obligations under this Agreement. At or prior to the Closing, Parent Group will cause Parent Sub and/or Merger Sub to have available to it all funds necessary to satisfy all of its obligations hereunder and in connection with the Merger and the other transactions contemplated by this Agreement. As of the Closing Date, the Parent Group have no reason to believe that such unrestricted cash will not be available at Closing and at any other time payment is required to be made hereunder. In no event shall the receipt by, or the availability of any funds or financing to, the Parent Group or any of its Affiliates, or any other financing of any kind or description, be a condition to the Parent Group’s obligation to consummate the transactions contemplated hereby.
Section 1.8Litigation. There is no Proceeding pending or, to the Knowledge of Parent, threatened against Parent Group that individually or in the aggregate, would, in each case, be reasonably expected to prevent, materially affect, delay or materially impair the ability

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

of Parent Group to consummate the Merger or the other transactions contemplated by this Agreement.
Section 1.9Inspection. The Parent Group is an informed and sophisticated purchaser, and has engaged expert advisors, experienced in the evaluation and acquisition of companies such as the Company contemplated hereunder.
Section 1.10No Other Representations or Warranties. Except for the representations and warranties expressly set forth by Parent Group in this Article VI, none of Parent, Parent Sub, Merger Sub nor any other Person makes any other representation or warranty of any kind whatsoever, express or implied, written or oral, at law or in equity with respect to Parent, Parent Sub or Merger Sub or any of their Affiliates or any of their respective businesses, assets, liabilities, operations, conditions (financial or otherwise) or prospects, notwithstanding the delivery or disclosure to the Company of any documentation, forecasts, or other information with respect to any one or more of the forgoing, in connection with this Agreement or the transactions contemplated by this Agreement, and each of Parent, Parent Sub and Merger Sub hereby disclaims any such other representations or warranties.
Article VII

COVENANTS
Section 1.1Conduct of Business. Except with the prior written consent of the Parent (such consent not to be unduly withheld, conditioned or delayed), between the time of this Agreement and Closing, the Company shall procure that the business of each Group Company is carried on in all material respects in the Ordinary Course of Business. Notwithstanding anything to the contrary contained in any other provision of this Agreement, no Group Company shall be prevented from undertaking, be required to obtain the Parent’s consent in relation to, or incur any liability as a result of effecting, any of the following on or prior to Closing:
(a)any matter reasonably undertaken by any Group Company in an emergency or disaster situation with the intention of minimising any adverse effect of such situation in relation to the Group including any steps required or advisable to be taken as a result of the impact of COVID-19 or any governmental actions in respect to COVID-19 on the business of the Company and its Subsidiaries;
(b)any action taken, or omitted to be taken, by any Group Company pursuant to any applicable Law (provided it was not feasible to consult with or seek prior consent of the Parent Group) or industry group providing for business closures, “sheltering-in-place” or other restrictions that relates to, or arises out of, any pandemic, epidemic or disease outbreak;
(c)as expressly set out in the Company Schedule of Exceptions provided that, in case of each of the above, the Company shall keep the Parent Group informed (in a timely manner) regarding the above actions, omissions, steps, decisions of the Group Companies.

Section 1.2Interim Period Covenants. Between the time of this Agreement and Closing, the Company shall and shall cause the Group Companies to (i) conduct their business in the Ordinary Course of Business; and (ii) take necessary steps to complete the transactions contemplated under this Agreement to consummate the Merger. Between the time of this Agreement and Closing, the Company shall not, and shall procure that each Group Company

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

does not take any of the following without the Parent Group’s consent (whose response to any such request shall not be unreasonably conditioned, delayed or withheld):
(a)make any material alterations to the existing business of the Group Companies or enter into any Material Contracts with high-risk merchants as determined by the Parent Group (acting reasonably);
(b)refinance or repay any material Indebtedness (including by way of raising funds or issuing shares) other than issuing shares upon the exercise of Company Options, Company Warrant as per the terms of this Agreement;
(c) any actions as required in accordance with applicable Law or by any Governmental Authorities in relation to the EU CI License or in obtaining the Regulatory Approvals or the OFAC License or any matters in respect of any litigation or Proceedings pending in respect of [***] other than such actions would otherwise be taken in the Ordinary Course of Business yet without derogating from the covenants set out in Section 6.10 herein;
(d)as required by or expressly permitted by this Agreement including so as to effect the Merger, including applications to any Governmental Authority or courts of Law for such purpose;
(e)adopt or propose any change in its Organizational Documents;
(f)merge or consolidate with any other Person, or restructure, reorganize, or completely or partially liquidate;
(g)effect any Recapitalization Event or make any material change to the capital structure of the Company other than to the extent contemplated in this Agreement;
(h)fail to make any required filings with any Governmental Authority or fail to apply for or renew any material Banking License within the stipulated timeframe, in each case necessary for the operation of the Company’s and its Subsidiaries’ business as presently conducted;
(i)enter into, terminate or make any material modification or amendment in respect of any Material Contract other than in the Ordinary Course of Business;
(j)make or authorize any material capital expenditure (except in the Ordinary Course of Business);
(k)declare, make or pay any dividend or other distribution in respect of the shares of the Company (excluding for the avoidance of doubt, from any of the Company's Subsidiaries to the Company or to its Subsidiaries);
(l)make any material changes with respect to accounting policies or procedures, except as required by changes in US GAAP or applicable Law or on the advice of the Company’s auditors;
(m)terminate or cancel any material insurance policy naming the Company or any of its Subsidiaries as beneficiary or a loss payee unless such insurance policy is replaced with a like policy from a reputable insurance company;

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(n)enter into, extend or materially alter any Related Party Contract other than in the Ordinary Course of Business or as required in accordance with transfer pricings studies;
(o)make or change any Tax election, file any amended Tax Return, agree to an extension or waiver of a statute of limitations period applicable to any Tax claim or assessment, change a tax reporting period or change any tax accounting or reporting method, to the extent such actions, if pursued, are reasonably likely to materially affect the Tax liability of the Group Companies or the Surviving Corporation for any Tax period following the Closing;
(p)change its residence for any Tax purpose or establish any branch, agency, permanent establishment or other taxable presence in any jurisdiction outside its jurisdiction of incorporation;
(q)enter into any closing agreement, settle any Tax claim or assessment (including making any payment pursuant to a Tax audit, examination, litigation proceeding or controversy), surrender any right to claim a refund of Tax, consent to any re-assessment or examination or proposal by any Taxing authority or seek any ruling, clearance or confirmation from any Taxing authority;
(r)incur any Indebtedness or enter into any additional or recurring Indebtedness to be repaid by the Company and Subsidiaries in excess of $US1,000,000 and other than inter-company debt;
(s)alter, materially amend any of the employment agreements of employees of any of the Group Companies who receive annual compensation (excluding bonuses) in excess of $US 100,000 annually or the terms of the Equity Plan or terminate the services of any such, in each case, except as required by Applicable Law and other than to the extent specifically contemplated under this Agreement;
(t)enter into, settle, agree to settle, waive or otherwise compromise any right or claim or pending or threatened action with a value of such claim in excess of $US 1,000,000 other than the payment, discharge or satisfaction, in the Ordinary Course of Business of liabilities reflected or reserved against in the most recent financial statements;
(u)acquire, sell, encumber or transfer any material assets outside the Ordinary Course of Business or with a fair market value in excess of $US 2,000,000 and other than Permitted Liens or the sale Visa Shares;
(v)enter into or make any offers for hiring any new employees whose annual compensation (excluding bonuses) shall be in excess of US$ 150,000;
(w)authorize any of the foregoing, enter into an agreement to do any of the foregoing, or agree or enter into any Contract to do any of the foregoing.
It is agreed that failure by Parent Group to respond to any request by a member of the Group Companies with respect to actions to be taken during this interim period, within seven (7) Business Days thereof, or such earlier time as designated in the said notice, to the extent a matter if deemed urgent or where a shorter time limit is prescribed under applicable Law, shall be deemed to consent from the Parent Group for all purposes and intents except where the Parent Group (acting reasonably has responded requesting for additional information or time to respond to the request).

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

In addition to the foregoing, between the time of this Agreement and Closing, the Company shall procure that the Group Companies shall:
(a)in so far as the Israeli Subsidiary is concerned have each of its key employees earning annual compensation in excess of $US40,000 and each of any other employees engaged in the research and development of Company IPR sign an addendum to his or her current inventions and intellectual property assignment adding references to Sections 132(b) and 134 of the Israeli Patents Law, 1967; and
(b)in respect of Material Contracts, procure all consents, approvals in writing and provide notification to the relevant third parties in connection with the Merger and the transactions contemplated under this Agreement, to the extent such actions are required to be performed prior to Closing in accordance with the terms thereof. Notwithstanding the foregoing, Parent Group acknowledges and agrees that: (i) nothing contained in this Agreement shall give Parent Group or its Affiliates, directly or indirectly, the right to Control or direct the operations of the Company or any of its Subsidiaries prior to the Closing, and (ii) prior to the Closing, the Company and its Subsidiaries shall exercise, consistent with the terms and conditions of this Agreement, complete Control and supervision over their respective operations; and
(c)take steps to and shall procure audited financial statements on a quarterly basis in respect of the Company (on a consolidated basis) within 45 days following the completion of a quarter in a financial year in accordance with the U.S. Securities and Exchange Commission regulations and U.S. Public Company Accounting Oversight Board rules and regulations.
Section 1.3Status; Notifications. Prior to the Closing, subject to any applicable Law and as required in accordance with instructions issued by any Governmental Authority, each of the Company and the Parent Group shall keep the other notified of the status of matters relating to completion of the transactions contemplated by this Agreement (subject to confidentiality obligations), including promptly notifying the other in writing regarding: (i) any Proceeding pending or, to the Knowledge of the Company or the Parent Group, as applicable, threatened in writing against a party or the parties relating to the transactions contemplated by this Agreement, or (ii) any written notice or other material communications received by Parent Group or the Company, as the case may be, or any of its Subsidiaries, from any third party and/or any Governmental Authority alleging that either the Company or the Parent Group are not in compliance with any applicable Law that in each case is individually, or in the aggregate, material to the conduct of the Company. The Company and Parent Group each shall give prompt notice to the other of any change, fact or condition that has had or would reasonably be expected to have a Material Adverse Effect.
Section 1.4M&A Proposals.
(a)Upon the execution and delivery of this Agreement and continuing for the period until the earlier to occur of the termination of this Agreement pursuant to Article X or the Effective Time, the Company shall not, nor shall it cause or permit any of its Subsidiaries, nor any of their officers, key employees and directors or representatives to: solicit, initiate, propose, encourage, or facilitate any proposal or offer that constitutes, would reasonably be expected to lead to a merger, consolidation, liquidation, tender offer, share purchase, share exchange, business combination or similar transaction involving the Company or any of its Subsidiaries (an “M&A Proposal”), in each case other than the transactions contemplated by this Agreement.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(b)Subject to any applicable Law and any Governmental Authority consent or approval, the Company Board agrees it shall not withhold, withdraw, qualify or modify the Company Proposal with respect to the Merger in a manner adverse to the Parent Group.
(c)The Company shall promptly, but no later than two (2) Business Days from the occurrence of the relevant event, notify Parent Group orally and in writing after receipt by the Company, if any M&A Proposals are received by the Company. The Company shall keep Parent Group informed of the status and details of, and any modification to, any such inquiry, expression of interest, proposal or offer and any correspondence or communications related thereto.
Section 1.5Schedule of Exceptions Update. Following the date of this Agreement and prior to the Closing, the Company may update the Company Schedule of Exceptions from time to time in accordance with this Section 7.5 (each such update, a “Schedule Update”), which Schedule Update shall also be considered a notice under Section 7.3. Any Schedule Update shall be limited to disclosure of facts, events or circumstances that first occurred or first existed after the date of this Agreement provided however that in the event that any facts, circumstances, any events arise after the date of this Agreement (and prior to Closing) which event entails an actual Loss of more than US$ 2,500,000 (“Material Event”) in respect of the Company and its Subsidiaries business (on a per claim basis), then the Parent Group shall have the right to discuss and negotiate in good faith with the Company and agree to accept the relevant Schedule Update subject to (i) any adjustments to the Aggregate Consideration on account of such event; or (ii) treat such Material Event as a Seller Claim (which can be recovered post Closing) with appropriate liability caps and limitations, in each case as agreed between the Parties, provided that the consent on the part of the Company shall require the written consent of the Ordinary A Holder.
Section 1.6Access.
(a)Subject to all applicable Laws (including any banking rules, regulations of any Governmental Authority and any requirements in relation to the Banking Licenses) and the other provisions of this Section 7.6, until the earlier to occur of the termination of this Agreement pursuant to Article IX and the Effective Time, the Company shall upon reasonable prior notice provided by the Parent Group and at the Parent Group’s sole expense, afford Parent Group’s officers and other authorized Representatives reasonable access, at all reasonable times to the Company’s or its Subsidiaries’ (as applicable) Contracts, books and records (in each case, whether in physical or electronic form) and officers, as well as properties, offices and other facilities, and, all other information and documents concerning its business, financial condition and operations, properties and personnel as Parent Group may reasonably request; provided, that with respect to any discussions regarding future employment terms and any Banking Licenses, such access shall be done in coordination with the Company, provided further, that any such access or furnishing of information shall be under the supervision of the Company’s personnel and in such a manner as not to interfere with the normal operations of the Company and its Subsidiaries.
(b)Without limiting the foregoing, the Company will provide to Parent Group, simultaneously with their provision of the same to any shareholder of the Company, with a copy of the true and correct unaudited consolidated statements of financial position and related consolidated statements of income and cash flows of the Company and its Subsidiaries for the most recent month-end prepared using the books and records of the Company and its Subsidiaries delivered to the shareholders after the date hereof.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(c)Notwithstanding anything to the contrary in this Agreement, nothing in this Section 7.6 shall require and shall not be construed to require the Company to provide the Parent Group or its Affiliates any access or furnish any such information that the Company reasonably believes would (i) result in the disclosure of any trade secrets of any third parties or breach of the terms of any confidentiality obligations, to which the Company or any of its Subsidiaries is bound, in any agreement with a third party entered into prior to the date of this Agreement, (ii) result in a violation of, or contravene, any applicable Laws, fiduciary duty or Contract of the Company or its Subsidiaries, (iii) compromise or constitute a waiver of any attorney-client or attorney work product privilege or other legal privilege of the Company or its Affiliates, and all such information that is entitled to protection under the attorney-client privilege, work product doctrine or other applicable privilege shall remain entitled to such protection under these privileges, this Agreement, and under the joint defense doctrine, or (iv) result in the disclosure of any sensitive or personal information that would expose the Company to the risk of liability, provided, however, that the Company shall notify Parent Group when information or records are being withheld because of restrictions that are based on any of the foregoing clauses (i) through (iv).
Section 1.7Confidentiality; Publicity.
(a)The Parent, Parent Sub, Merger Sub and the Company acknowledge that Parent and the Company have previously executed a non-disclosure agreement, dated 1 September 2020 (the “Confidentiality Agreement”), which shall continue in full force and effect in accordance with its terms and will apply with respect to this Agreement, the Merger and the other transactions contemplated by this Agreement.
(b)The initial press release with respect to the Merger and the other transactions contemplated hereby shall be a joint press release made by the Company and the Parent Group to this Agreement on the date of this Agreement. Except as required by any applicable Law or as set forth in the previous sentence, neither the Parent Group nor the Company shall issue any press release or otherwise make any public announcement or release of information with respect to the Merger or the transactions contemplated by this Agreement, except as may be required by applicable Law.
Section 1.8Taxation. The following provisions shall apply with respect to Tax matters:
(a)Tax Matters affecting Sellers. Following the Closing, save as may be required by Law or GAAP, Parent Group shall not (and shall not allow any of its Affiliates, including the Surviving Corporation to) without the Shareholders’ Representative written consent (such consent not to be unreasonably withheld, conditioned or delayed) (i) amend, file or otherwise modify, any Tax Return or Tax election (other than the Section 338(g) Elections) or (ii) take any other action with respect to Tax where such amendment, filing, modification or other action could reasonably be expected to impact the Tax position of any Seller.
(b)Cooperation on Tax Matters. Parent Group, the Company and its Subsidiaries, and the Shareholders’ Representative shall cooperate, as and to the extent reasonably requested by the other party, in connection with the filing of Tax Returns pursuant to this Agreement and any Tax Proceeding. Such cooperation shall include the retention and (upon the other party’s request) the provision of records and information which are reasonably relevant to any such Tax Proceeding and making employees and Representatives available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder. The Parent Group hereby agrees that, unless required otherwise pursuant to relevant Law, to the extent any net operating loss carryforwards, net capital loss

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

carryforwards, tax credit carryforwards or any other Tax attributes are reflected in the Deferred Tax Assets, the Company and its Subsidiaries will prepare their Tax Returns on the basis that such Tax attributes are valid and may be offset and/or recognized and/or deducted in accordance with the provisions of relevant Law or under any other legal requirement.
(c)102 Israeli Tax Ruling. As soon as reasonably practicable after the execution of this Agreement, the Company, in consultation with Parent Group, shall prepare and file with the ITA an application for a ruling in form and substance reasonably acceptable to Parent Group, which may initially take the form of an interim ruling (or fast track interim ruling) and shall be obtained prior to the Closing subject to further confirmation and issuance of a final tax ruling by the ITA (the “102 Israeli Tax Ruling”) that confirms (i) Parent Group shall be exempt from withholding Tax in relation to any consideration paid or issued under this Agreement in relation to or connection with any 102 Company Options, 102 Shares and 3(i) Company Options (ii) the deposit with the 102 Trustee of any consideration payable to holders of 102 Shares and 102 Company Options under this Agreement will not constitute a violation of the statutory holding period and other requirements under Section 102 of the ITO or affect the tax treatment of such 102 Shares and 102 Company Options provided, that the amounts paid to holders of 102 Shares and 102 Company Options are deposited with the 102 Trustee for the duration of the statutory holding period; (iii) that tax continuity will apply to the Closing Consideration Stock issued in exchange for 102 Company Options and 102 Shares;(iv) the deferral of the tax withholding in respect to any portion of the Post-Closing Payments payable on account of 102 Shares and 102 Company Options and 3(i) Company Options until the actual payment date (which ruling may be subject to customary conditions regularly associated with such rulings). Each of the Company and the Parent Group shall cause their respective Israeli counsel to coordinate all activities, and to cooperate with each other, with respect to the preparation and filing of such application and in the preparation of any written or oral submissions that may be necessary, proper or advisable to obtain the 102 Israeli Tax Ruling. For the avoidance of doubt, the language of the 102 Israeli Tax Ruling and, if applicable, such interim ruling, shall be subject to the prior written approval of the Parent Group or its counsel (which approval shall not be unreasonably withheld, delayed or conditioned), and the Parent Group shall be given the opportunity to review, comment on and approve the application to the ITA. Should any meeting be held with the ITA which is not attended by the Parent Group’s counsel, the Company’s counsel shall provide the Parent Group and its counsel with an update of such meeting or discussion within three Business Days of such meeting or discussion.
(d)104H Tax Ruling. As soon as practical following the date hereof, the Company and the Israeli Participating Equity Holders may prepare and file with the ITA an application for a ruling permitting any Israeli Participating Equity Holders, who elect to become a party to such a tax ruling (each, an “Electing Holder”), to defer any applicable Israeli Tax with respect to any consideration in Shift4 Payments, Inc. Class A common stock that such Electing Holder will receive pursuant to this Agreement until the date set forth in Section 104H of the ITO (the “104H Tax Ruling”). Parent Group shall cooperate with the Company, the Electing Holders and their Israeli counsel with respect to the preparation and filing of such application and in the preparation of any written or oral submissions that may be necessary, proper or advisable to obtain the 104H Tax Ruling or the Interim 104H Tax Ruling. Any costs associated with the application for the Interim 104H Tax Ruling or the 104H Tax Ruling shall be paid by the Company or reduced from the Closing Consideration as Company Transaction Expenses. Subject to the terms and conditions hereof, the Parent Group and the Company shall use commercially reasonable efforts to promptly take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable law to obtain the 104H Tax Ruling, as promptly as practicable. For the avoidance of doubt, the language of the application for the 104H Tax Ruling or the Interim 104H Tax

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Ruling, shall be subject to the prior written approval of the Parent Group or its counsel (which approval shall not be unreasonably withheld, delayed or conditioned). The Company’s counsel shall provide the Parent Group and its counsel with reasonable updates on meetings or discussions with the ITA relating to the 104H Tax Ruling or the Interim 104H Tax Ruling.
(e)Conflict. To the extent there is a conflict between this Section 7.8 and any other provision of this Agreement, this Section 7.8 shall prevail.
(f)Section 338(g) Elections. Notwithstanding anything herein to the contrary, Parent Group shall be entitled to make (or cause to be made) one or more elections pursuant to Section 338(g) of the Code with respect to any of the Group Companies (other than the US Subsidiary) with respect to the transactions contemplated by this Agreement (such elections collectively, the “Section 338(g) Elections”).
Section 1.9Section 280G. If any Person who is a “disqualified individual” (within the meaning of Section 280G of the Code and the Department of Treasury regulations promulgated thereunder) with respect to the Company may receive any payment(s) or benefit(s) that could constitute parachute payments under Section 280G of the Code in connection with the transactions contemplated by this Agreement, then: (a) the Company shall use commercially reasonable efforts to obtain and deliver to Parent Group a Parachute Payment Waiver from each such “disqualified individual”; and (b) as soon as practicable following the delivery of the Parachute Payment Waivers (if any) to Parent Group, the Company shall prepare and distribute to its shareholders a disclosure statement describing all potential parachute payments and benefits that may be received by such disqualified individual(s) and shall submit such payments to its shareholders for approval, in each case, in accordance with the requirements of Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations promulgated thereunder, such that, if approved by the requisite majority of the shareholders, such payments and benefits shall not be deemed to be “parachute payments” under Section 280G of the Code (the foregoing actions, a “280G Vote”). Prior to the Closing, if a 280G Vote is required and waivers are obtained from disqualified individuals, the Company shall deliver to Parent Group evidence reasonably satisfactory to Parent Group, (i) that a 280G Vote was solicited in conformance with Section 280G of the Code, and the requisite shareholder approval was obtained with respect to any payments and/or benefits that were subject to the Company shareholder vote (the “Section 280G Approval”) or (ii) that the Section 280G Approval was not obtained and as a consequence, pursuant to the Parachute Payment Waiver, such “parachute payments” shall not be made or provided. The form of the Parachute Payment Waiver, the disclosure statement, any other materials to be submitted to the Company’s shareholders in connection with the Section 280G Approval and the calculations related to the foregoing (the “Section 280G Soliciting Materials”) shall be subject to advance review and approval by Parent Group, which approval shall not be unreasonably withheld.
Section 1.10Regulatory Conditions. Parent Group shall use its reasonable efforts to obtain the Regulatory Approvals, it being understood and agreed that the process for obtaining the Regulatory Approvals shall be led by the Parent Group in accordance with the applicable statutory and regulatory requirements relating to the notifications and information that must be provided to Governmental Authorities and in coordination with the Company and its Subsidiaries (with the Company and its Subsidiaries providing such support, co-operation and assistance to the Parent Group as reasonably required for the purposes of obtaining the Regulatory Approvals and, to the extent requested or required by the Governmental Authorities, participating in the discussions and meetings with the Governmental Authorities). The Parties use their respective reasonable efforts to take, or cause to be taken, all actions, and do, or cause to be done, and to assist and co-operate fully in all actions necessary, proper, or advisable to

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

procure the satisfaction of the Regulatory Condition as soon as practicable and in any event by the End Date, including:
(i)making all required initial submissions, filings and notifications, and taking all appropriate steps to file the Regulatory Approval Applications within a reasonable period after the date of this Agreement;
(ii)promptly and diligently taking all such actions (including participation in face to face meetings, execution of forms and documents, and provision of information) in order to ensure timely and compliant filing of any and all documents as required to fulfil their obligations under this Agreement with respect to obtaining the Regulatory Approvals;
(iii)keeping the other Parties regularly and reasonably informed of the progress of any notification or filing;
(iv)responding to any request for additional information and documentation from any Governmental Authority in relation to the Regulatory Approval Applications promptly and in any event in accordance with any relevant time limit;
(v)to the extent reasonably practicable and legally permitted, only making material communications (whether orally or in writing) with any Governmental Authority in relation to the Regulatory Approval Applications after consulting with, and taking into account the reasonable views of the other Parties as to the mode, content and timing of such communications and to the extent reasonably practicable and legally permitted, giving the other Parties a reasonable opportunity to comment on drafts of such communications and to participate in all material telephone calls and meetings with any Governmental Authority (save to the extent that a Governmental Authority expressly requests that the other Parties should not participate in such meetings or telephone calls or there are to be discussed in such meetings or telephone calls matters that are legally privileged or commercially sensitive to one of the Parties).
(a)Other than as required in accordance with applicable Law, no information shall be submitted to the Governmental Authorities unless (i) approved by the Parent Group in writing (which consent shall not be unreasonably withheld) and (ii) the Parent Group’s comments in respect of such submissions have been duly incorporated.
(b)Each of Parent Group and the Company shall, subject to applicable Laws, promptly notify each other of any material communication it or any of its Affiliates receives from any Governmental Authority relating to this Agreement and the other transactions consummated hereby subject to any restrictions on disclosure pursuant to applicable Laws. Subject to applicable Laws and Section 7.10(d), Parent Group and Company shall coordinate and cooperate fully with each other in exchanging information required for such applications and responses and providing such assistance as the other parties reasonably request in connection with the foregoing.
(c)Any disclosures, rights to participate or provision of information by one party to another pursuant to this Section 7.10 may be made on an outside counsel-only basis to the extent required under applicable Law or as appropriate to protect confidential information. Notwithstanding anything to the contrary in this Agreement, each party may, as each deems

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

necessary, designate any confidential or commercially sensitive material provided to the other parties under this Section 7.10 as “outside counsel only” and may redact materials or withhold information as necessary to (i) remove references concerning valuation, (ii) comply with applicable Laws or contractual arrangements or (iii) address legal privilege or confidentiality or competition concerns.
(d)Whenever this Agreement requires a Subsidiary of Parent Group or the Company, as applicable, to take any action, such requirement shall be deemed to include an undertaking on the part of Parent Group, or the Company (and, after the Effective Time, by the Surviving Corporation), as applicable, to cause such Subsidiary to take such action.
(e)All filing fees and expenses payable or to be paid in connection with the notifications, filings, registrations, submissions or other materials contemplated by this Section 7.10 shall be paid entirely by Parent Group.
Section 1.11OFAC Condition.
(a)Within 7 Business Days following the date of this Agreement, the Company and the Parent Group shall file and submit, in an accurate and complete manner, a request for specific license authorization from OFAC necessary to consummate the transactions contemplated by this Agreement, as required by any applicable Laws, being in a form agreed by the Company and the Parent Group in writing.
(b)The Parties shall promptly and diligently take such actions as requested by any Governmental Authority of the Company or on its behalf (including by relevant counsel) in order to ensure timely and compliant filing of any and all documents and other information required for purposes of obtaining the OFAC License.
(c)All responses or submissions to OFAC shall be prepared on a joint basis by the Parent Group and the Company. With respect to matters pertaining to [***] or the [***] the Company and its counsel shall take the lead in preparing responses to any follow-up questions required to be submitted to OFAC in a timely manner and the Parent Group shall be provided with at least 5 Business Days to review and provide comments with respect any follow-up information or correspondence or document to be submitted to OFAC and no information shall be submitted to by the Company or its representatives to OFAC (i) unless approved by the Parent Group in writing (which consent shall not be unreasonably withheld) and (ii) the Parent Group’s comments in respect of such submissions have been duly incorporated.
(d)Where permitted by OFAC, the Company shall allow persons nominated by the Parent Group to attend all meetings (and participate in all telephone or other conversations) with that Governmental Authority and to make oral submissions at such meetings (or telephone or other conversations).
(e)Any records produced in carrying out transactions authorized by the OFAC License will be retained by the Company for a five year period.
Section 1.12Indemnification, Exculpation and Insurance.
(a)For a period of seven (7) years from the Effective Time (the “D&O Indemnification Period”), Parent Group agrees that all rights to indemnification, advancement of expenses and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time (whether asserted or claimed prior to, at or after the Effective Time) now

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

existing in favor of the current or former directors or officers of the Group Companies (and each individual who serves or served as a director, officer, member, trustee, fiduciary or employee of another Person at the request of the Group Companies) (the “Company Indemnified Parties”) as provided in their respective governing or Organizational Documents and any indemnification or other similar agreements of the Company or any of the Company’s Subsidiaries, in each case as in effect on the date of this Agreement (the “Indemnification Rights”), shall continue in full force and effect in accordance with their terms (it being agreed that starting at the Effective Time and during the D&O Indemnification Period such rights shall be mandatory rather than permissive), and Parent Group shall cause each of the Group Companies (including the Surviving Corporation) to perform their obligations thereunder at all times prior to the expiration of the D&O Indemnification Period (and for the avoidance of doubt, the Indemnification Rights of the Company Indemnified Parties shall continue in full force and effect in accordance with their terms during the entire D&O Indemnification Period).
(b)Prior to the Closing Date, the Group Companies shall purchase “tail” directors’ and officers’ liability, “tail” E&O cyber and “tail” financial institution professional liability / crime insurance policies insuring the Company Indemnified Parties under the current (or renewed) aforesaid insurance programs e maintained by the Group Companies which shall be effective commencing with the Closing Date and ending seven (7) years thereafter with respect to the D&O and financial institution professional liability / crime programs and three (3) years thereafter with respect to the E&O / cyber program, and which shall afford coverage for actual or alleged acts or omissions occurring at, prior to the Closing Date including with respect to the transactions contemplated by this Agreement (including the Merger), in each case, on terms with respect to such coverage and amounts at least as favorable to such Persons as those of such policies in effect on the date hereof (the “Tail Insurance”). Parent Group shall not, and, following the Closing, shall not allow the Surviving Corporation or any of its Subsidiaries to, amend, waive, modify or terminate the Tail Insurance.
(c)In the event that the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, the Surviving Corporation shall cause proper provision to be made so that the successors and assigns of the Surviving Corporation assume the obligations set forth in this Section 7.12.
(d)The provisions of this Section 7.12 (i) shall survive consummation of the Merger, (ii) are intended to be for the benefit of, and will be enforceable by, each indemnified or insured party (including the Company Indemnified Parties), his or her heirs and representatives.
Section 1.13Representation and Warranty Insurance. The R&W Insurance Policy is being conditionally bound as of the date hereof. Upon the Closing, subject to the satisfaction of the conditions set forth in the binder to the R&W Insurance Policy, Parent Group shall cause that the R&W Insurance Policy (on terms and conditions materially consistent with the copy of the R&W Insurance Policy that has been provided to the Shareholders’ Representative) shall be in full force and effect.
Section 1.14Parent Equity Plan and RSU Grants. Within 5 Business Days following Closing the Parent will file the Parent Equity Plan including the Israeli Sub-Plan for approval under the trustee capital gains route of Section 102 of the ITO. Upon Closing or within 5 Business Days following Closing the Board of Directors of Parent shall approve the grant of Restricted Stock Units under the Parent Equity Plan to the employees and officers of the

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Company and its subsidiaries (other than to the employees and officers of the Israeli Subsidiary) and the issuance of the Equity Consideration Amount issued in consideration for 102 Company Options and 102 Company Shares as share awards under the Parent Equity Plan pursuant to the provisions of Section 102(b)(2) and Section 102(b)(3) of the ITO. In addition, on the 31st day following the filing of the Parent Equity Plan for approval, the Board of Directors of Parent shall approve the grant of Restricted Stock Units under the Parent Equity Plan to the employees and officers of the Israeli Subsidiary pursuant to the provisions of Section 102(b)(2) and Section 102(b)(3) of the ITO.
Section 1.15Key Employment Agreements.
Prior to Closing or with effect from the Closing Date, the Company shall take best commercial efforts to enter into amended employment agreements with certain individuals as agreed between the Parent and the Company, in a form of the employment agreement(s) to be agreed between Parent and Company (both parties acting reasonably).

Section 1.16Further Assurances. Subject to the other express provisions of this Agreement, the parties will cooperate reasonably with each other in connection with any steps required to be taken as part of their respective obligations under this Agreement, and the parties agree (a) to furnish, or cause to be furnished, upon request to each other such further information, (b) to execute and deliver, or cause to be executed and delivered, to each other such other documents and (c) to use commercially reasonable efforts for the purpose of carrying out the intent of this Agreement and the Transactions including to take good faith actions to finalize the terms of the other agreements and/or Closing Documents hereunder.
Article VIII

CONDITIONS
Section 1.1Conditions to each Party’s Obligation to Effect the Merger. The obligation of each of the Company, the Parent Group to effect the Merger, and consummate the transactions contemplated by this Agreement, is subject to the satisfaction or waiver (by each of Parent Group or the Company, at each such party’s sole discretion to the extent permitted by applicable Law, and in any event subject to Section 8.4 herein) at or immediately prior to the Closing of each of the following conditions:
(the “Conditions”):
(a)receipt of the OFAC License in a form satisfactory to Parent Group and the authorizations of that license shall be in full force and effect (the “OFAC Condition”);
(b)receipt in writing of the Regulatory Approvals or the Regulatory Approvals being deemed to have been granted by applicable Law upon the expiry of applicable statutory timeframes, and such approvals shall be in full force and effect prior to Closing and on the Closing Date (the “Regulatory Condition”);
(c)no Order (whether temporary, preliminary or permanent) or Law of any Governmental Authority having been enacted, issued, promulgated, enforced, entered or made and no Law shall be in effect prior to Closing which has the effect of making unlawful, illegal or otherwise prohibiting or restricting the Merger and no action shall have been brought by any Governmental Authority seeking any of the foregoing (“Specified Litigation”).

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(d)the execution and delivery by the Sellers and certain other shareholders whose names are set out in the [***] (together holding at least 70% of the voting rights of the Company as on the date hereof) agreeing to hold the Parent Group and the Group Companies indemnified and harmless in respect of certain matters as defined therein (the “[***]”). The form of the [***] as set out in Exhibit ++ has been agreed between the Sellers, the Company and the Parent and shall come into full force and effect from the Closing Date.
Section 1.2Conditions to Obligations of Parent Group. The obligations of Parent Group to effect the Merger, and consummate the transactions contemplated by this Agreement, are also subject to the satisfaction or waiver by Parent Group (in its sole discretion to the extent permitted by applicable Law) at or prior to the Closing that:
(a) each of the representations and warranties of the Company contained in Article IV being true and correct in all material respects on the Closing Date (except to the extent such representations and warranties expressly related to a specific date in which case such representations and warranties need only to be so true and correct as of such specific date);
(b)the Company having performed and complied in all material respects with all covenants, agreements and obligations required to be performed and complied by it under this Agreement at or prior to the Closing Date except for any failure to perform such obligations which has not, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)settlement of all existing Indebtedness (including interest payments) other than with respect to [***];
(d)conversion or repayment / redemption of warrants prior to Closing such that there are no convertible instruments outstanding prior to Closing;
(e)if Parachute Payment Waivers are obtained and a 280G Vote is required under Section 7.9 hereof, (i) the Company shall have received and delivered to Parent Group a Parachute Payment Waiver from each Person signed such waiver and who is eligible to receive a payment that may constitute a “parachute payment” under Section 280G of the Code prior to soliciting the Section 280G Approval and (ii) the Company’s shareholders shall have (A) approved, pursuant to the method provided for in the regulations promulgated under Section 280G of the Code, any such “parachute payments” or (B) shall have voted upon and disapproved such “parachute payments”, and, as a consequence, such “parachute payments” shall not be paid or provided for in any manner and Parent Group and its Affiliates shall not have any Liabilities with respect to such “parachute payments”;
(f)the Company provides evidence satisfactory to Parent Group that each of the Loan Agreements entered into with Binyamin Nachman and Aviram Shemer, dated July 2, 2020 (the “Loan Agreements”), have been satisfied in full and that the Loan Agreements have been terminated, at least five (5) Business Days prior to the Closing.
Section 1.3Conditions to Obligation of the Company. The obligation of the Company to effect the Merger, and consummate the other transactions contemplated by this Agreement, is also subject to the satisfaction or waiver by the Company (in its sole discretion to the extent permitted by applicable Law) at or prior to the Closing of the following conditions:
(a)each of the representations and warranties of Parent Group contained in Article VI being true and correct in all respects on and as of the Closing Date except to the

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

extent such representations and warranties expressly related to a specific date in which case such representations and warranties need only to be so true and correct as of such specific date;
(b)the Parent Group having performed and complied in all material respects with all covenants, agreements and obligations required to be performed and complied by them under this Agreement at or prior to the Closing Date, including, without limitation, in respect of the obligations related to the Restricted Stock Units of Shift4 Payments, Inc., the Regulatory Condition and the OFAC Condition, as further set out in Article VII above; and
(c)The 104H Tax Ruling or the Interim 104H Tax Ruling shall have been received in a form satisfactory to the Company and the Electing Holders.
Section 1.4Frustration of Closing Conditions. None of the Company, Parent Group may rely on the failure of any condition set forth in this Article VIII to be satisfied, if such failed condition is the result of a breach of its obligations under this Agreement.
Article IX

INDEMNIFICATION
Section 1.1Indemnification.
(a)Indemnification Obligations of Sellers. Subject to the limitations set out in this Article IX, each Seller, severally and not jointly, shall indemnify, defend and hold harmless Parent Group, its respective officers, directors, agents, partners, shareholders, members, attorneys, accountants, representatives and successors, each in their capacity as such (collectively, the “Parent Indemnified Parties”) from, against and in respect of its Pro Rata Shares of any and all damages, losses, charges, and liabilities, but excluding any Excluded Damages (collectively, “Losses”) imposed on, sustained, incurred or suffered by them resulting solely from (i) a breach of any of the Seller Fundamental Representations or (ii) any of the Specified Matters, or (ii) any fraud or Willful Breach by the Sellers solely with respect to any Seller representations in Article V (each, a “Seller Claim”).
(b)Indemnification Obligations of Parent Group. Subject to the provisions of this Article VIII, Parent Group shall indemnify, defend and hold harmless the Company and the Sellers, their Affiliates and their respective officers, directors, employees, agents, partners, shareholders, members, attorneys, accountants, representatives and successors, (each in their capacity as such) from, against and in respect of any and all Losses imposed on, sustained, incurred or suffered by them resulting from, based upon, with respect to or by reason of breach of (i) any inaccuracy in or breach of any Representations made by Parent Group pursuant to Article VI in this Agreement; (ii) any breach by the Parent Group to comply with any of its covenants or obligations that was required to be performed or complied with according to the terms of this Agreement (except where such breach is cured prior to Closing or where such breach by the Parent Group is solely attributable to or as a consequence of a failure or breach by the Sellers and the Company of the terms of this Agreement); and (iii) any fraud or Willful Breach of the Parent Group. The indemnity obligation of the Parent Group under this Section Notwithstanding anything to contrary contained in this Section 9.1(b), no member of the Parent Group shall be liable in respect of any claim hereunder unless written notice of such claim is given by the Shareholders’ Representative on or before the date falling 12 months after (and excluding) the date of Closing.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(c)The aggregate liability of the Sellers in respect of the breach, alleged breach or inaccuracy of the representations and warranties made by the Company in this Agreement or in any Closing Document or other agreement or instrument delivered pursuant to this Agreement shall be $1.00. Notwithstanding anything to the contrary in this Agreement and subject to the provisions of Section 9.1(d) and the first sentence of this Section 9.1(c), it is expressly agreed that the R&W Insurance shall provide the sole and exclusive remedy of the Parent and Parent Indemnified Parties with respect to (i) any breach, alleged breach or inaccuracy of the representations and warranties made by the Company in this Agreement or in any Closing Document or other agreement or instrument delivered pursuant to this Agreement except in respect of any Specified Matters (to the extent such matters are not adequately covered by the R&W Insurance) and (ii) Pre-Closing Taxes and any Taxes that result from or are imposed in connection with the consummation of the Merger or any Taxes of Parent Group or, following the Closing, the Company or any of their Affiliates resulting from actions taken by them at or following the Closing, excluding in each case any Taxes indemnified pursuant to any Specified Tax Matter and/or the [***], and for the avoidance of doubt, Parent and Parent Indemnified Parties shall have no recourse rights for any amount of Loss and shall not be entitled to seek any remedy from the Participating Equity Holders in respect of (i) or (ii) other than with respect to Specified Matters not covered by R&W Insurance and/or the [***], solely from the Indemnity Escrow Account subject to the limitations set out in Section 9.1(d) below. The above shall not derogate from any obligation as expressly set out in the [***], subject to the terms therein.
(d)Limitations.
(i)Notwithstanding the aforesaid, and without derogating from the provisions of Section 9.1(c), Parent Indemnified Parties shall be entitled to satisfy and pay from the Escrow Account claims for each Specified Matter up to a maximum of the Indemnity Escrow Amount, provided however that (i) with respect [***], the maximum liability shall not exceed the Indemnity Escrow Amount or any portion thereof remaining in the Escrow Account at such time, which amounts shall be released in accordance with the Escrow Agreement and no later than upon expiry of the applicable Specified Matter Survival Period for [***] as set out in item a of Schedule 9.1(a); (ii) for all Specified Matters in Schedule 9.1(a) other than [***] (the “General Specified Matters”) an aggregate amount not to exceed the Indemnity Escrow Amount provided that the Maximum Remaining Escrow Amount (or any portion thereof to the extent not paid to the Parent Indemnified Parties as per the terms of the Escrow Agreement) shall be released no later than the third anniversary of the Closing. To the extent that the liability for [***] and [***] is discharged and fully paid post Closing from the funds available in the Escrow Account, the amounts available for the General Specified Matters shall not exceed the Maximum Remaining Escrow Amount; and (iii) no Seller shall be liable for any Loss beyond its Pro Rata Share in respect of any Specified Matter and with respect to any amount then remaining at such time in the Indemnity Escrow Amount. It is further clarified that the Indemnity Escrow Amount, and each portion of the Specified Matter Allocations as set out hereinabove, shall serve as sole and exclusive security for such obligations of the Sellers towards the Parent Group in respect of the relevant Specified Matters.

(ii)Without derogating from the provisions of Section 9.1(c) or Section 9.1(d)(i) above, (i) the maximum amount in respect of which the Parent Indemnified Parties shall be entitled to indemnification pursuant to Section 9.1(a) above and the aggregate liability of each Seller in respect of such claims for indemnification and any other liability incurred in connection with the Agreement including pursuant to the [***], shall not exceed an amount equal to the portion of the Aggregate Consideration actually received by such Seller (on an after-Tax basis) provided, that each Seller’s liability for any Losses hereunder, shall be

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

limited to such Seller’s Pro Rata Share of the amount of any Losses resulting therefrom, and (ii) no Seller shall be responsible for, or indemnify a Parent Indemnified Party in respect of, any breach or any fraud that is committed by any other Participating Equity Holder.
(iii)Nothing in this Agreement shall derogate from Indemnified Parties’ obligation to use reasonable efforts to mitigate any Losses provided that a failure to mitigate any Losses shall not extinguish the right to indemnity under this Article IX but may reduce the amounts recoverable pursuant to such indemnity claim.
Section 1.2Third Party Claim Indemnification Procedures

(a)In the event that any claim or demand for which a Person from whom indemnification is sought under this Article IX (the “Indemnifying Party”) may have liability to any Person claiming indemnification under this Article IX (the “Indemnified Party”) hereunder (which, for the avoidance of doubt, shall not include any claim for which the Indemnified Party’s sole recourse is under the R&W Insurance Policy) is asserted against or sought to be collected from any Indemnified Party by a third party (a “Third Party Claim”), such Indemnified Party shall, promptly following such Indemnified Party’s receipt of a Third Party Claim, notify the Indemnifying Party in writing of such Third Party Claim including reasonable details with respect thereto, the amount or the estimated amount of damages sought thereunder to the extent then ascertainable, and, to the extent practicable, any other material details pertaining thereto (a “Claim Notice”); provided, that the failure to give such Claim Notice shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that the Indemnifying Party is actually and materially damaged or prejudiced as a result of such failure to give timely notice vis-à-vis its rights and obligations hereunder or otherwise. Subject to the limitations set forth in Section 9.2(b), the Indemnifying Party shall have thirty (30) days after receipt of a Claim Notice to assume the conduct and control, through counsel reasonably acceptable to the Indemnified Party and at the expense of the Indemnifying Party, of the settlement or defense of the applicable Third Party Claim, and the Indemnified Party shall cooperate with the Indemnifying Party in connection therewith; provided, that the Indemnifying Party shall permit the Indemnified Party to participate in such settlement or defense through counsel chosen by such Indemnified Party; provided, further, that the fees and expenses of such counsel shall be borne by such Indemnified Party. In the event the Indemnifying Party assumes conduct and control of a Third Party Claim, the Indemnifying Party shall not, except with the consent in writing of the Indemnified Party (which shall not be unreasonably withheld, conditioned or delayed), enter into any settlement or consent to entry of any judgment that (x) imposes any injunctive relief or other equitable relief against the Indemnified Party, or (y) does not include as a term thereof the giving by the Person(s) asserting such Claim against the Indemnified Party of an express and unconditional release from all liability with respect to such Third Party Claim. So long as the Indemnifying Party is reasonably contesting any such Third Party Claim in good faith, the Indemnified Party shall not pay or settle any such Third Party Claim; provided, that if the Indemnified Party does pay or settle such Third Party Claim it shall waive any right to indemnity by the Indemnifying Party for the Losses set forth in the Claim Notice solely with respect to such matters that have been paid or settled unless the Indemnifying Party shall have consented to such payment or settlement. If the Indemnifying Party does not notify the Indemnified Party within thirty (30) days after the receipt of the Claim Notice that it elects to undertake the defense of the applicable Third Party Claim, the Indemnified Party shall have the right to contest the Claim at the expense of the Indemnifying Party, provided that the Indemnified Party shall not enter into any settlement of, or consent in writing to entry of any judgment with respect to, such

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Third Party Claim, without the consent of the Indemnifying Party (which shall not be unreasonably withheld, conditioned or delayed).
(b)Notwithstanding anything in Section 9.2(a) to the contrary, the Indemnified Party will have the right to conduct and control, through counsel of its choosing and at the expense of the Indemnifying Party, the defense, compromise and settlement of any Third Party Claim if (i) such Third Party Claim seeks an injunction or other equitable relief against the Indemnified Party or alleges a criminal violation, (ii) in the reasonable opinion of counsel to the Indemnified Party, a conflict or potential conflict exists between the Indemnified Party and the Indemnifying Party, or (iii) the R&W Insurance Provider has exercised a right to defend the Third Party Claim under the R&W Insurance Policy. Additionally, the Indemnifying Party will lose its right to contest, defend, litigate and settle the Third Party Claim if it fails to accept a tender of the defense of the Third Party Claim according to Section 9.2(a). In such event, the Indemnified Party will have the right to conduct and control, through counsel of its choosing and at the expense of the Indemnifying Party, the defense, compromise or settlement of any such Third Party Claim; provided, however, that at least fourteen (14) days prior to any such settlement, written notice of its intention to settle is given to the Indemnifying Party during which settlement shall be subject to the prior written consent of the Indemnifying Party (which shall not be unreasonably withheld, conditioned or delayed) if during such fourteen (14) days the Indemnifying Party acknowledges that it is responsible to indemnify such Indemnified Party for Losses incurred in connection therewith. If the Indemnifying Party, within thirty (30) days after written notice of any Third Party Claim (or sooner if the nature of the Third Party Claim so requires), elects not to defend such Third Party Claim (or is not entitled to assume or continue the defense of such Third Party Claim) or thereafter fails or ceases to defend such Third Party Claim, actively (given the nature of the case) and in good faith, then the Indemnified Party will (upon further advance written notice of at least three (3) days) have the right to undertake the defense, compromise or settlement of such Third Party Claim as it deems appropriate and at the expense of the Indemnifying Party, or consent to the entry of a judgment with respect thereto, and the Indemnifying Party shall thereafter have no right to undertake the defense, compromise or settlement thereof.
Section 1.3Notice of Claims.
(a)Notwithstanding anything to the contrary, no Seller shall be liable in respect of any Seller Claim unless written notice of such Seller Claim is given by the Parent Group to the Shareholders’ Representative from whom indemnification is sought on or before:
(i)the date falling 12 months after (and excluding) the date of Closing.
(ii)with respect to the Specified Matter, the Specified Matter Survival Period as applicable in respect of such Specified Matter.
(b)Where a breach giving rise to a Seller Claim is capable of remedy, the Parent Group shall not be entitled to make any claim (whether for damages or otherwise) in respect of such breach if the breach is remedied within thirty (30) Business Days after notice of the Seller Claim is given.
(c)If notice of any Seller Claim is served by the Parent Group, no Seller shall be liable in respect of such Seller Claim (if such Seller Claim has not been satisfied or settled) unless:

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(i)Proceedings in respect of such Seller Claim are both issued and served within three months after (and excluding) the date on which notice is served; and
(ii)such Proceedings are being and continue to be pursued with reasonable diligence.
Section 1.4No Multiple Recoveries. No Indemnified Party shall be entitled to recover from the Indemnifying Party more than once for any particular Loss, nor shall the Indemnifying Party be liable or otherwise obligated to indemnify any or all Indemnified Parties for the same Loss more than once and there shall be no double counting. For the avoidance of doubt it is expressly agreed that no Seller shall be liable for any Losses which are categorised as Company Transaction Expenses for the purposes of determination of the Closing Total Indebtedness.
Section 1.5Determination of Losses. All Losses subject to indemnification pursuant to this Article IX or the [***] shall be calculated net of the amount of any recoveries received by an Indemnified Party prior to the payment in full of such Losses under any existing insurance policies and contractual indemnification or contribution provisions incurred or paid to procure such recoveries in respect of any indemnifiable Losses suffered, paid, sustained or incurred by any Indemnified Party. Furthermore, the amount of Losses shall be reduced by any actual Tax payment or refund actually received with respect to the specific indemnifiable event or item, as determined in the reasonable discretion of the Indemnified Party. In addition, all Losses subject to indemnification under this Article IX or the [***] shall be reduced by any Tax attribute (including for the avoidance of doubt, and notwithstanding anything else to the contrary herein, any existing net operating losses) that is available to offset any Tax Liability in connection with such Losses, such that the Company Group shall first be required to utilize any existing net operating losses, credits or any other Tax attributes prior to any payment of indemnification with respect to such Losses (for the avoidance of doubt, the value of any such Tax attributes utilized shall not increase the amount of Losses so indemnified), provided that such net operating losses, credits or other Tax attributes have arisen in a Pre-Closing Tax Period and have not been taking into account in calculating the Adjusted Merger Consideration as a Deferred Tax Asset. If an Indemnified Party recovers an amount from a third party in respect of a Loss that is the subject of indemnification hereunder after all or a portion of such Loss has been paid by an Indemnifying Party pursuant to this Article IX, the Indemnified Party shall promptly remit to the applicable Indemnifying Party the excess of (i) the amount paid by the Indemnifying Party in respect of such Loss, plus the amount received from the third party in respect thereof, less (ii) the full amount of the Loss.
Section 1.6No Rights of Set-Off. Notwithstanding anything to the contrary in this Agreement, the Parent Group for itself and for its Subsidiaries, Affiliates, successors and assigns hereby unconditionally and irrevocably waives any rights of set-off, netting, offset, recoupment or similar rights that the Parent Group or any of its Subsidiaries, Affiliates, successors and assigns has or may have with respect to any payments to be made by the Parent Group pursuant to this Agreement or instrument delivered by the Parent Group in connection herewith.
Section 1.7Tax Treatment of Payments. All indemnification payments made pursuant to this Agreement shall be treated by all parties, to the extent permitted by Law, as an adjustment to the Merger consideration for all Tax purposes.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Article X

TERMINATION
Section 1.1Termination. This Agreement may be terminated at any time prior to the Closing only as follows:
(a)by mutual written consent of the Company and any member of the Parent Group;
(b)by either Parent Group or the Company, if the Closing shall not have occurred by 4:00 p.m., New York City time on 1 March 2023 which corresponds to the first anniversary of this Agreement, which date may be extended from time to time by mutual written consent of any member of the Parent Group and the Company (such date, as it may be so extended from time to time, the “End Date”) provided, that the right to terminate this Agreement pursuant to this Section 10.1(b) shall not be available to any party that has breached any of its covenants or other obligations set forth in this Agreement in any manner that shall have been the primary cause of the failure of the Merger to occur by the End Date.
(c)by either Parent Group or the Company, if any of the Regulatory Approvals (other than a refusal from the Hong Kong Customs and Excise Department, in which case, Parties acting reasonably shall discuss alternate proposals to proceed with Closing in compliance with applicable Laws) are refused or denied (despite Parties having made reasonable efforts to review the decision of the Governmental Authorities) or in the event of a Specified Litigation where there is a permanent injunction or non-appealable order or judgment against the implementation of the Merger.
(d)by the Parent Group, in the event of occurrence of a Material Adverse Effect, provided that the Parent Group afforded the Company a period of 30 days to remedy any matters that caused the Material Adverse Effect.
Notwithstanding, the Parent Group and the Company agree that the End Date shall be automatically extended by up to a further 60 Business Days as a one-time extension, in the event that the OFAC Condition, the Regulatory Condition is/are not satisfied by the End Date and for a period of up to 60 Business Days in the event of a Specified Litigation that is outstanding (without a final order or permanent injunction) as on the End Date.
Section 1.2Notice of Termination. If Parent Group or the Company desires to terminate this Agreement pursuant to Section 10.1, it shall give written notice of such termination to (in the case of termination by Parent Group) the Company or to (in the case of termination by the Company) Parent Group.
Section 1.3Effect of Termination. In the event of termination of this Agreement and the abandonment of the Merger pursuant to this Article X, this Agreement shall become void. Notwithstanding anything in the foregoing to the contrary in this Agreement, no such termination shall relieve any party hereto of any liability or damages to the other parties hereto and the provisions set forth in this Article X and Article XI, Section 7.7 shall survive the termination of this Agreement.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Article XI

MISCELLANEOUS AND GENERAL PROVISIONS
Section 1.1Entire Agreement. This Agreement (including any exhibits hereto), the Company Schedule of Exceptions, the Plan of Merger, the Articles of Merger, the Voting Agreement, the Escrow Agreement, the Paying Agent Agreement, the Shareholder Representative Agreement, any other Closing Documents and the Confidentiality Agreement, contain the entire understanding of the parties with respect to the subject matter contained herein and therein. This Agreement supersedes all prior and contemporaneous, agreements, arrangements, contracts, discussions, negotiations, undertakings and understandings (whether written or oral) between the parties with respect to such subject matter (other than the Confidentiality Agreement).
Section 1.2Amendment. This Agreement may be amended at any time by execution of an instrument in writing identifying itself as an amendment, signed, when amended prior to the Closing, by Parent Group and the Company and, when amended on or after the Closing, by Parent Group, the Company and the Shareholders’ Representative.
Section 1.3Waivers. No waiver of any provision of this Agreement shall be valid and binding unless it is in writing and signed by the party against whom the waiver is to be effective. No failure on the part of any party in exercising any right, privilege or remedy hereunder and no delay on the part of any party in executing any right, privilege or remedy under this Agreement, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right hereunder. No notice to or demand on a party made hereunder shall operate as a waiver of any right of the party giving such notice or making such demand to take further action without notice or demand as permitted hereunder.
Section 1.4Assignment and Succession. All of the terms and provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns (each of which assigns shall be deemed to be a party hereto for all purposes hereof); provided, however, that (a) no assignment by any party hereto of this Agreement or the rights hereunder shall be permitted without the prior written consent of each the other parties hereto and any such attempted assignment without consent shall be null and void, and (b) no assignment by any party shall relieve such party of any of its obligations hereunder; and provided, further, however, that Parent Group may assign, in their sole discretion, any or all of their respective rights, interests and obligations under this Agreement to any wholly owned direct or indirect Subsidiary of Parent Group, subject to clause (b) of the immediately preceding proviso.

Section 1.5Governing Law & Jurisdiction.
(a)This Agreement and the documents to be entered into pursuant to it, and any non-contractual obligations arising out of or in connection with the Agreement and such documents shall be governed by and construed in accordance with English law, except that the BVI Act and the other applicable Laws of the British Virgin Islands shall be held to govern the Merger.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(b)Subject to Section 11.5(c), each of the parties irrevocably agrees that the courts of England and Wales are to have exclusive jurisdiction to settle any dispute which may arise out of or in connection with this Agreement and the documents to be entered into pursuant to it and that accordingly any proceedings arising out of or in connection with this Agreement and the documents to be entered into pursuant to it shall be brought in such courts. Each of the parties irrevocably submits to the jurisdiction of such courts and waives any objection to proceedings in any such court on the ground of venue or on the ground that proceedings have been brought in an inconvenient forum.

(c)The foregoing does not prevent any party from taking actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in England and Wales as described above.

Section 1.6 Appointment of Process Agent
(a)Each of the Sellers not incorporated in the United Kingdom irrevocably appoint a process agent as set forth below in Section 11.9 to accept service of process in any legal action or proceedings arising out of or in connection with this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by the Sellers or the Shareholders’ Representative. The Parent Group shall also appoint a process agent within 45 Business Days from this Agreement to accept service of process in any legal action or proceedings arising out of or in connection with this Agreement, service upon whom shall be deemed completed whether or not forwarded to or received by the Parent Group.
(b)Each of the Sellers shall inform the Parent in writing of any change of address of such process agent within 14 days of such change. The Parent Group shall inform the Sellers in writing of any change of address of such process agent within 14 days of such change.
(c)Nothing in this Agreement shall affect the right to serve process in any other manner permitted by law.
Section 1.7Specific Performance. Each of the parties hereto acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, each of the parties shall be entitled to enforce specifically the provisions of this Agreement, including obtaining an injunction or injunctions to prevent breaches or threatened breaches of this Agreement, seeking or obtaining any preliminary or permanent injunctive relief or injunctions, specific performance or any other equitable relief to prevent breaches or threatened breaches of this Agreement or requiring the parties to consummate the transactions contemplated hereby, including to effect the Closing in accordance with Section 2.2, on the terms and subject to the conditions of this Agreement, this being in addition to any other remedy to which such party is entitled at law or equity. Each party further agrees not to assert

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

and waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security or provide indemnity as a prerequisite to obtaining equitable relief. Each party expressly disclaims that it is owed any duties not expressly set forth in this Agreement and waives and releases all tort claims and causes of action that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement.
Section 1.8Cost and Expenses. Whether or not the Merger is consummated, all costs and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Merger and the other transactions contemplated by this Agreement, including all fees and expenses of its Representatives, shall be paid by the party incurring such costs and expenses.
Section 1.9Notices. All notices, waivers, consents, requests, instructions and other communications to any party hereunder shall be in writing and shall be deemed given (a) when personally delivered, (b) when receipt is electronically confirmed, if sent by facsimile or email of a PDF document, (c) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with proof of receipt or (d) two (2) Business Days after being sent by registered or certified mail, return receipt requested and postage prepaid, in each case to the parties at the address, or if applicable, facsimile number or email address following such party’s name below or such other address, facsimile number or email address as such party may subsequently designate to the other parties by notice in accordance with this Section 11.9:
If to Parent, Parent Sub or Merger Sub:
Shift4 Payments, LLC
2202 N. Irving Street, Allentown, PA 18109
Attention: [***]
Email: [***]

With a copy to (which shall not constitute notice):
Latham & Watkins LLP
99 Bishopsgate, London, EC2M 3XF
Attention: [***]
Email: [***] [***]
If to the Company:
Credorax Inc.
Commerce House, Wickhams Cay 1, PO Box 3140, Road Town, Tortola, British Virgin Islands VG1110
[***]
Email: [***]

With a copy to (which shall not constitute notice):
Herzog Fox & Neeman
Herzog Tower
 6 Yitzhak Sadeh St.Tel Aviv, 6777506
Israel
Facsimile: (+972) 3-696-6464
Attention: [***]

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Email: [***]

If to Shareholders’ Representative:
Binyamin Nachman
11 Bumblebee Ln. Littleton, MA 01460
Attention: Benjamin Nachman
Email: [***]

With a copy to (which shall not constitute notice):
Conyers Dill & Pearman
Commerce House, Wickhams Cay 1, PO Box 3140, Road Town, Tortola, British Virgin Islands VG1110
Attention: [***]
Email: [***]

If to any Seller, in accordance with the details set out with respect to such Seller in Appendix B. Each of the Sellers shall appoint a process agent in the United Kingdom for service of any claim form, notice or other document for the purpose of or in connection with any action or proceeding in England or Wales arising out of or in any way relating to this Agreement prior to Closing and shall notify the Parent and the Company in writing.
Section 1.10No Third Party Beneficiaries. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon any Person other than the parties hereto any right, remedy or claim under or by reason of this Agreement, other than, following the Closing, the rights of: (a) the Participating Equity Holders pursuant to Article III, (b) the Indemnified Parties pursuant to Article IX, and the (c) Company Indemnified Parties pursuant to Section 7.12; and their respective successors and permitted assigns according to the terms of this Agreement.
Section 1.11Transfer Taxes. All transfer, documentary, sales, use, stamp, recording, value added, registration and other similar such Taxes and all conveyance fees, recording fees and other similar charges (including all penalties, interest and other charges with respect thereto) incurred in connection with the transactions contemplated by this Agreement (“Transfer Taxes”) shall be paid to the appropriate Taxing authority when due by the Sellers, which are legally responsible in the first instance under applicable Law for paying such Transfer Taxes, and shall, at their own expense, file all necessary Tax Returns and other documentation with respect to all such transfer, documentary, sales, use, stamp, registration and other Transfer Taxes, and provide the Parent Group with a complete and correct copy thereof.
Section 1.12Severability. If a court of competent jurisdiction finds that any term or provision of this Agreement is invalid, illegal or unenforceable under any Law or public policy, the remaining provisions of this Agreement shall remain in full force and effect if the economic and legal substance of this Agreement and the Merger shall not be affected in any manner materially adverse to any party. Any such term or provision found to be illegal, invalid or unenforceable only in part or in degree shall remain in full force and effect to the extent not invalid, illegal or unenforceable. Upon the determination that any term or provision is invalid, illegal or unenforceable, the parties intend that such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent possible under applicable Law and compatible with the consummation of the Merger and other transactions pursuant to the terms of this Agreement as originally intended.

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Section 1.13Rules of Construction. The following rules of construction shall govern the interpretation of, and constitute a part of, this Agreement and are incorporated herein for all purposes:
(a)all references to Sections, Schedules or Exhibits are to Sections, Schedules or Exhibits in or to this Agreement;
(b)all accounting terms used herein and not expressly defined herein shall have the meanings given to them under US GAAP;
(c)unless the context otherwise requires, words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter;
(d)general words shall not be given a restrictive meaning by reason of the fact that they are preceded or followed by words indicating a particular class of acts, matters or things;
(e)if a term is defined as one part of speech (such as a noun), it shall have a corresponding meaning when used as another part of speech (such as a verb);
(f)whenever the words “include”, “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “but not limited to”;
(g)the words “hereof,” “hereby,” “herein,” “hereunder” and derivative or similar words refer to this entire Agreement as a whole;
(h)the headings and table of contents herein are for convenience of reference only, do not constitute part of this Agreement and shall not affect in any way the meaning or interpretation of the provisions hereof;
(i)references to any Law (including in the definition thereof) shall be deemed to include references to such Law as amended, modified, supplemented or replaced from time to time (and, in the case of any statute, include any rules and regulations promulgated under such statute), and all references to any section of any Law include any successor to such section;
(j)the words “dollar”, “$” or “US$” shall mean U.S. dollars. Subject to the immediately following sentence, in the event a value expressed or denominated in a currency is to be expressed or denominated in currency other than U.S. dollars, for purposes of this Agreement, and unless expressly stated otherwise, the relevant currency conversion shall be made using the mid-point foreign exchange rate provided by Bloomberg as at 5:00 pm Eastern time on the Business Day prior to the applicable referenced date. To the extent a relevant foreign exchange rate is not provided by Bloomberg, such exchange rate for purposes of this Agreement shall be the mid-point official foreign exchange rate published by the local central bank (or equivalent institution) of the relevant jurisdiction on the Business Day prior to the Closing Date;
(k)any determination relating to estimation of values to be made under this Agreement, which estimates are required to be made prior to the time the relevant foreign exchange rate determined in accordance with the foregoing two sentences is available, such estimate shall be made using a good faith determination of the applicable currency conversion rate at the time such estimate is made;

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

(l)references to records, books, and other information mean information in any form including written, electronically stored information, media, film and microfilm;
(m)whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are clearly specified;
(n)the parties hereto have participated jointly in the negotiating and drafting this Agreement, and in the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall be used to favor or disfavor any party by virtue of the authorship of any provision of this Agreement;
(o)references to the “parties” are to the parties to this Agreement, and each is a “party”;
(p)words indicating gender shall be treated as referring to the masculine, feminine or neuter as appropriate;
(q)any reference to any document other than this Agreement is a reference to that other document as amended, varied, supplemented, or novated (in each case, other than in breach of the provisions of this Agreement) at any time;
(r)a reference to something being “in writing” or “written” includes any mode of representing or reproducing words in visible form that is capable of reproduction in hard copy form, including words transmitted by email but excluding any other form of electronic or digital communication;
(s)a reference to a document or communication being “signed” by or on behalf of any person means a manuscript signature or an electronic signature (including DocuSign) by that person or his duly authorised agent or attorney (which manuscript or electronic signature may be affixed and/or transmitted by email) and not any other method of signature;
(t)any reference to “to the extent that” shall mean “to the extent that” and not solely “if”, and similar expressions shall be construed in the same way;
(u)Parent shall be responsible (on a joint and several basis) for the obligations of the Parent Sub and/or the Merger Sub under this Agreement;
(v)any obligation to “procure” a certain outcome when used in relation to any party shall mean an obligation for that party to exercise, lawfully and in a manner that does not otherwise put such party in breach of any fiduciary duty, any voting rights and use any and all powers vested in it from time to time as a holder of securities, shareholder, director, officer and/or employee and attorney, or through any contractual arrangements, to ensure compliance with that obligation so far as it is reasonably able to do so, whether acting alone or (to the extent that he or it is lawfully able to contribute to ensuring such compliance collectively) acting with others.
Section 1.14Shareholders’ Representative.
(a)From and after the Closing, the Shareholders’ Representative shall be authorized to act, and be the agent and attorney-in-fact for and on behalf of each of the Participating Equity Holders as contemplated by this Agreement and otherwise bind all of the

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Participating Equity Holders for the purposes of this Agreement. The Participating Equity Holders shall be bound by all actions taken and documents executed by the Shareholders’ Representative, and Parent Group and other Indemnified Parties shall be entitled to rely exclusively on any action or decision of the Shareholders’ Representative. The Person serving as the Shareholders’ Representative may not resign nor be removed. In connection with such authorization, the Shareholders’ Representative shall be the sole Person authorized and empowered to act, on behalf of each of the Participating Equity Holders in connection with the activities to be performed on behalf of the Participating Equity Holders under this Agreement, the Paying Agent Agreement and the Escrow Agreement, for the purposes and with the powers and authority hereinafter set forth which shall include, the power and authority on behalf of the Participating Equity Holders to:
(i)execute, as the Shareholders’ Representative, this Agreement and any agreement or instrument entered into or delivered in connection with the Merger and the transactions contemplated by this Agreement;
(ii)execute and deliver the Paying Agent Agreement and the Escrow Agreement and to agree to such amendments or modifications thereto as the Shareholders’ Representative, in its sole discretion, may deem necessary or desirable; provided, however, that the relative interests of the Participating Equity Holders are not altered in a manner not contemplated by this Agreement, the Paying Agent Agreement or the Escrow Agreement;
(iii)give and receive notices permitted or required under this Agreement, or any other agreement or document entered into or executed in connection herewith, for and on behalf of any Participating Equity Holder, to or from Parent Group (on behalf of itself or any other Indemnified Party) relating to this Agreement, the Merger and any other matters contemplated by this Agreement or by such other agreement or instrument (except to the extent that this Agreement or such other agreement or instrument expressly contemplates that any such notice or communication shall be given or received by each Participating Equity Holder individually);
(iv)to use reasonable efforts to enforce and protect the rights and interests of the Participating Equity Holders and to enforce and protect the rights and interests of the Participating Equity Holders arising out of or under or in any manner relating to this Agreement and the transactions contemplated hereby and, in connection therewith, to (i) assert or institute any Proceeding or make any indemnification claims; (ii) settle or compromise any Proceeding relating to this Agreement, the Paying Agent Agreement or the Escrow Agreement; and (iii) file and prosecute appeals from any judgment rendered in any of the foregoing Proceedings;
(v)object to such claims pursuant to Section 9.2 and Section 9.3;
(vi) pay the cost and expense of the Participating Equity Holders for the Independent Accountant or any other payment on behalf of the Participating Equity Holders pursuant to the terms of this Agreement;
(vii)consent or agree to, negotiate, enter into, prosecute or defend, settlements and compromises of, and demand arbitration and comply with Orders of Governmental Authorities or awards of arbitrators with respect to, such claims, resolve any such claims, take any actions in connection with the resolution of any dispute relating hereto or to the transactions contemplated by this Agreement, by arbitration, settlement or otherwise, and take or forego any or all actions permitted or required of any Participating Equity Holder or necessary in

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

the sole discretion of the Shareholders’ Representative for the accomplishment of the foregoing and all of the other terms, conditions of this Agreement;
(viii)consult with legal counsel, independent public accountants and other experts selected by it, solely at the cost and expense of the Participating Equity Holders;
(ix)consent or agree to any amendment to this Agreement or to waive any terms and conditions of this Agreement providing rights or benefits to the Participating Equity Holders in accordance with the terms hereof and in the manner provided herein;
(x)take all actions necessary or appropriate in the judgment of the Shareholders’ Representative for the accomplishment of the foregoing, in each case without having to seek or obtain the consent of any Person under any circumstance. Parent Group and their respective Affiliates (including after the Effective Time, the Surviving Corporation) shall be entitled to rely on the Shareholders’ Representative and treat the Shareholders’ Representative as the duly appointed attorney-in-fact of each Participating Equity Holder and as having the duties, power and authority provided for in this Section 11.14(a);
(xi)withhold from any cash payment or distribution to the Participating Equity Holders on and after the date hereof, the amount of any fee payable to the Shareholders’ Representative and any reasonable cost and expense incurred directly or indirectly by the Shareholders’ Representative in connection with its obligations hereunder or relating to the transactions contemplated hereby to the extent the Expense Fund has been depleted; and
(xii)enforce payment and distribution of any amounts payable to the Participating Equity Holders, in each case to the extent of each of the Participating Equity Holders’ respective interests therein.
(xiii)In connection with the performance of its obligations hereunder and under the Paying Agent Agreement and the Escrow Agreement, the Shareholders’ Representative shall have the right at any time and from time to time to select and engage attorneys, accountants, investment bankers, advisors, or consultants and obtain such other professional and expert assistance (in all cases as reasonably necessary), and maintain such records, as reasonably necessary or desirable, and incur other reasonable out-of-pocket expenses. The fees and expenses of such advisors shall constitute expenses incurred by the Shareholders’ Representative and shall be reimbursed in accordance with this Section 11.14(a)(xiii) and Section 11.14(b). The Expense Fund will be used for the purposes of paying directly, or reimbursing the Shareholders’ Representative for, any third-party expenses pursuant to this Agreement, any indemnification obligations pursuant to this Agreement. The Shareholders’ Representative will not be liable for any loss of principal of the Expense Fund other than as a result of its gross negligence, willful misconduct or fraud. The Shareholders’ Representative will hold these funds separate from its own funds, will not use these funds for its operating expenses or any other corporate purposes and will not voluntarily make these funds available to its creditors in the event of bankruptcy. For tax purposes, the Expense Fund will be treated as having been received and voluntarily set aside by the Participating Equity Holders at the time of Closing. Any funds remaining in the Expense Fund shall be distributed to the Participating Equity Holders promptly following the completion of the Shareholders’ Representative’s duties, or at such earlier time as the Shareholders’ Representative may determine in its sole discretion.
(b)Exculpation; Indemnification; Advancement of Expenses.
(i)In dealing with this Agreement and any instruments, agreements or documents relating thereto, and in exercising or failing to exercise any or all of the powers

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

conferred upon the Shareholders’ Representative hereunder, the Shareholders’ Representative assumes, and shall not be liable to any Participating Equity Holder for any act done or omitted hereunder as the Shareholders’ Representative while acting in good faith (and any act done or omitted pursuant to the advice of counsel shall be conclusive evidence of such good faith) and without fraud, gross negligence or willful misconduct. The Shareholders’ Representative shall be entitled to rely on the advice of counsel, public accountants or other independent experts experienced in the matter at issue, and any error in judgment or other act or omission of the Shareholders’ Representative (which is not the result of fraud, gross negligence or willful misconduct) whether or not pursuant to such advice shall in no event subject the Shareholders’ Representative to liability to the Participating Equity Holders.
(ii)The Shareholders’ Representative shall serve as the Shareholders’ Representative without compensation; provided, that the Participating Equity Holders shall severally but not jointly indemnify the Shareholders’ Representative, defend and hold it harmless against any loss, Liability, damage, claim, penalty, fine, Proceeding, Order, fee, cost or expense incurred without fraud, gross negligence, willful misconduct or bad faith on the part of the Shareholders’ Representative (collectively, the “Representative Losses”) and arising out of, resulting from or in connection with the (1) acceptance or administration of its duties hereunder, including all reasonable out-of-pocket costs and expenses and legal fees and other legal costs reasonably incurred by the Shareholders’ Representative, or (2) performance of this Agreement, the Paying Agent Agreement, the Escrow Agreement and any other agreements ancillary hereto, in each case as such Representative Loss is suffered or incurred; provided, that in the event that any such Representative Loss is finally determined to have been directly caused by the fraud, gross negligence or willful misconduct of the Shareholders’ Representative, the Shareholders’ Representative will reimburse the Participating Equity Holders the amount of such indemnified Representative Loss to the extent attributable to such willful misconduct. If not paid directly to the Shareholders’ Representative by the Participating Equity Holders, any such Representative Losses may be recovered by the Shareholders’ Representative from the funds in the Expense Fund; provided, further, that while this section allows the Shareholders’ Representative to be paid from the aforementioned source of funds, this does not relieve the Participating Equity Holders from their obligation to promptly pay such Representative Losses as they are suffered or incurred, nor does it prevent the Shareholders’ Representative from seeking any remedies available to it at law or otherwise. In no event will the Shareholders’ Representative be required to advance its own funds on behalf of the Participating Equity Holders or otherwise. Notwithstanding anything in this Agreement to the contrary, any restrictions or limitations on liability or indemnification obligations of the Participating Equity Holders set forth elsewhere in this Agreement are not intended to be applicable to the indemnities provided to the Shareholders’ Representative under this section.
(iii)After the Closing, any notice or communication given or received by, and any decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of, the Shareholders’ Representative that is within the scope of the Shareholders’ Representative’s authority under Section 11.14(a) shall constitute a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of all the Participating Equity Holders and shall be final, binding and conclusive upon each such Participating Equity Holder; and each Indemnified Party shall be entitled to rely exclusively upon any such notice, communication, decision, action, failure to act within a designated period of time, agreement, consent, settlement or instruction as being a notice or communication to or by, or a decision, action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of, each and every such Participating Equity Holder. Parent Group, the Surviving Corporation and the Indemnified Parties are hereby relieved from any liability to any Person for any acts done by them in accordance with such notice, communication, decision,

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

action, failure to act within a designated period of time, agreement, consent, settlement, resolution or instruction of the Shareholders’ Representative.
(c)Upon the dissolution or resignation of the Shareholders’ Representative, a successor shall be appointed by in accordance with the provisions of the Shareholder Representative Agreement; provided, that the Shareholders’ Representative shall provide Parent Group with at least thirty (30) days’ prior written notice of such dissolution or resignation.
Section 1.15Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement. This Agreement and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of electronic transmission of PDF files or other image files via e-mail, cloud-based transfer or file transfer protocol, or use of a facsimile machine, shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party to any such agreement or instrument shall raise the use of electronic transmission or a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of electronic transmission or a facsimile machine as a defense to the formation or enforceability of a contract, and each such party forever waives any such defense.

* * *
[Signature Page Follows]

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[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

CREDORAX INC.
By	/s/ Igal Rotem
	Name:	Igal Rotem
	Title:	Director

SHIFT4 PAYMENTS, LLC
By	/s/ Jordan Frankel
	Name:	Jordan Frankel
	Title:	General Counsel and authorized signatory

SHIFT4 (BVI) LIMITED
By	/s/ Jordan Frankel
	Name:	Jordan Frankel
	Title:	Authorized signatory of the corporate director, Shift4 Payments, LLC

KRIEG MERGER SUB LIMITED By /s/ Jordan Frankel_________
Name: Jordan Frankel Title: Authorized signatory of the corporate director, Shift4 Payments, LLC

1

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

FTV IV, L.P. By: FTV Management IV, L.L.C. Its General Partner

By: /s/ David A. Haynes
Name:	David A. Haynes
Title:	Manager

2

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

Blumberg Capital II, L.P By: Blumberg Capital Management II, LLC Its General Partner

By: /s/ Steve Gillian
Name:	Steve Gillian
Title:	COO/CFO

3

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

Blumberg Capital Opportunity Fund (CR), L.P By: Blumberg Capital Opportunity Fund Management, LLC Its General Partner

By: /s/ Steve Gillian
Name:	Steve Gillian
Title:	COO/CFO

4

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

BINYAMIN NACHMAN

By: /s/ Binyamin Nachman
Name:	Binyamin Nachman

5

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By: /s/ Aviram Shemer
Name:	Aviram Shemer

6

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By: /s/ Nathan Shaked
Name:	Nathan Shaked

7

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By: /s/ Igal Rotem
Name:	Igal Rotem

8

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Deni Alhadef
Name:	Deni Alhadef

9

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Adi Babayoff
Name:	Adi Babayoff

10

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Eyal Babayoff
Name:	Eyal Babayoff

11

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Yoav Boazy
Name:	Yoav Boazy

12

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

DICILYON HOLDINGS LTD
By:	/s/ David Edery
Name:	David Edery

13

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Shmuel Gal Dymant
Name:	Shmuel Gal Dymant

14

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ David Edery
Name:	David Edery

15

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Sharon Ekstew
Name:	Sharon Ekstew

16

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Michael Emile
Name:	Michael Emile

By:	/s/ Joseph Ellis
Name:	Joseph Ellis

17

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Tzvika Friedman
Name:	Tzvika Friedman

18

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Gil Goren
Name:	Gil Goren

19

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Benny Hanigal
Name:	Benny Hanigal

20

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Benny and Israela Hanigal
Name:	Benny Hanigal

21

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Abraham Harel
Name:	Abraham Harel (Avi Harel)

22

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Ofer Hava
Name:	Ofer Hava

23

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Elad Hermel
Name:	Elad Hermel

24

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Jeff Krampf
Name:	Jeff Krampf

25

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Ehud Krieger
Name:	Ehud Krieger
For and on behalf of Krieger Holdings Ltd.

26

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Luigi Marrocco
Name:	Luigi Marrocco

27

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Paul Mastroianni
Name:	Paul Mastroianni

28

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Alon Menny
Name:	Alon Menny

29

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Itzhak Pritzker
Name:	Itzhak Pritzker
In the case of a corporate entity, for and on behalf of: Jacob Pritzker & Partners, Construction Company, Haifa, Ltd.

30

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Eyal Moshiah
Name:	Eyal Moshiah
In the case of a corporate entity, for and on behalf of: Novel Collection (HK) Ltd.

31

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Jacob Rachmany
Name:	Jacob Rachmany

32

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Yaron Rachmany
Name:	Yaron Rachmany

33

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Alon Reshef
Name:	Alon Reshef

34

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Jacob Rosen
Name:	Rosen Y.R. Enterprise and Investment

35

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Michael Safra
Name:	Michael Safra

36

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ David Schwartz
Name:	David Schwartz

37

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Merav Shaked
Name:	Merav Shaked

38

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Victor Shamrich
Name:	Victor Shamrich

39

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Moshe Selfin
Name:	Moshe Selfin

40

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Bnayaha Shemesh
Name:	Bnayaha Shemesh

41

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Yuki Shemesh
Name:	Yuki Shemesh

42

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Haim Srur
Name:	Haim Srur

43

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Shulamit Sztern
Name:	Shulamit Sztern

44

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Danny Shterman
Name:	Danny Shterman

45

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Yaffa Michal Tsarfaty
Name:	Yaffa Michal Tsarfaty

46

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Udi Shostak
Name:	Udi Shostak LTD

47

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Udi Toledano
Name:	Udi Toledano
In the case of a corporate entity, for and on behalf of: UTA Capital LLC

48

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Eugene Volkov
Name:	Eugene Volkov

49

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Nir Witkowski
Name:	Nir Witkowski

50

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Hideaki Yajima
Name:	Hideaki Yajima

51

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Gili Yohanani
Name:	Gili Yohanani

52

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties to this Agreement as of the date first written above.

By:	/s/ Yosef Yarom
Name:	Yosef Yarom

53

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT A – VOTING AGREEMENT

[***]

54

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT B – ARTICLES OF MERGER

[***]

55

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT C - BASIS OF PRESENTATION OF CLOSING TOTAL INDEBTEDNESS, CLOSING NET CASH, CLOSING WORKING CAPITAL, CLOSING CONSIDERATION, CURRENT ASSETS, CURRENT LIABILITIES, DEFERRED TAX ASSETS, [***] (FORM OF CALCULATION) AND ACCOUNTING PRINCIPLES (INCLUDING ILLUSTRATIVE EXAMPLE)

[***]

56

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT D – PLAN OF MERGER

[***]

57

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT E – REPRESENTATIONS AND WARRANTIES INSURANCE POLICY

[***]

58

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT F – ILLUSTRATIVE EXAMPLE OF MERGER CONSIDERATION ADJUSTMENT

[***]

59

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT G – LETTER OF TRANSMITTAL

[***]

60

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT H – COMPANY SCHEDULE OF EXCEPTIONS

[***]

61

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT I – COMPANY CLOSING CERTIFICATE

[***]

62

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBITS J1 & J2 – COMPANY CORPORATE APPROVALS (BOARD OF DIRECTORS AND SHAREHOLDERS)

[***]

63

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT K – ESTIMATED CLOSING STATEMENT (INCLUDING ILLUSTRATIVE EXAMPLE)

[***]

64

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT L – PARENT AND MERGER SUB CLOSING CERTIFICATE

[***]

65

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBITS M1A AND M1B AND M2A – MERGER SUB CORPORATE APPROVALS (BOARD OF DIRECTORS AND SHAREHOLDER) AND PARENT SUB CORPORATE APPROVAL (BOARD OF DIRECTORS AND SHAREHOLDER

[***]

66

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT N – TREATMENT OF COMPANY WARRANT

[***]

67

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT O – DISTRIBUTION WATERFALL

[***]

68

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT P – ORDINARY A SHARES PREFERRED AMOUNT CALCULATION

[***]

69

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT Q – ORDINARY A SHARES APPROVALS (PLAN OF MERGER, ARTICLES OF ASSOCIATION)

[***]

70

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT R – VALUE OF VISA SHARES (GUIDELINES FOR CALCULATION)

[***]

71

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT S – [***]
[***]

72

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

EXHIBIT T – FORM OF SELF DECLARATION

[***]

73

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

APPENDIX A

[***]

74

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

APPENDIX B

[***]

75

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

Appendix C

[***]

76

|US-DOCS\131688172.4 Project Krieg SPA - LW comments - 27 February 2022||

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is both (i) not material and (ii) the type that the Registrant treats as private or confidential.

SCHEDULE 9.1(A)
SPECIFIED MATTERS

[***]

77

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